As filed with the Securities and Exchange              Registration No. 33-75248
Commission on December 16, 1998                        Registration No. 811-4536


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

-------------------------------------------------------------------------------

                                    FORM S-6
                       POST-EFFECTIVE AMENDMENT NO. 11 TO
                             REGISTRATION STATEMENT
                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2
-------------------------------------------------------------------------------


       Variable Life Account B of Aetna Life Insurance and Annuity Company

                    Aetna Life Insurance and Annuity Company

            151 Farmington Avenue, RE4A, Hartford, Connecticut 06l56

        Depositor's Telephone Number, including Area Code: (860) 273-4686
-------------------------------------------------------------------------------

                           Julie E. Rockmore, Counsel
                    Aetna Life Insurance and Annuity Company
            151 Farmington Avenue, RE4A, Hartford, Connecticut 06l56
                (Name and Complete Address of Agent for Service)
-------------------------------------------------------------------------------

It is proposed that this filing will become effective:

    [ ]   immediately upon filing pursuant to paragraph (b) of Rule 485

    [X]   on December 18, 1998 pursuant to paragraph (b) of Rule 485

    [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                             VARIABLE LIFE ACCOUNT B
                                       OF
                    AETNA LIFE INSURANCE AND ANNUITY COMPANY

                              Cross Reference Sheet


      Form N-8B-2         Part I - Prospectus Dated May 1, 1998 as Supplemented December 18, 1998
      -----------         -------------------------------------------------------------------------------------------

        Item No.
        --------
           1              Cover Page; The Separate Account, and as amended; The Company

           2              Cover Page; The Separate Account, and as amended; The Company
           3              Not Applicable

           4              Cover Page; The Company; Additional Information - Distribution of the Policies

           5              The Separate Account, and as amended; The Company

           6              The Separate Account, and as amended; The Company

           7              Not Applicable

           8              Financial Statements, and as amended

           9              Additional Information - Legal Matters

           10             The Separate Account, and as amended; Charges & Fees, and as amended; Policy Choices;
                          Policy Values; Policy Rights; Additional Information, and as amended; Miscellaneous Policy
                          Provisions

           11             Allocation of Premiums; Policy Choices

           12             Cover Page; Allocation of Premiums

           13             Charges & Fees, and as amended; Policy Choices; Term Insurance Rider; Additional
                          Information - Distribution of Policies

           14             Policy Values; Miscellaneous Policy Provisions

           15             Policy Summary; Allocation of Premiums - The Funds; Policy Choices; Policy Values

           16             Policy Summary; Allocation of Premiums - The Funds; Policy Values

           17             Policy Rights

           18             Allocation of Premiums; Policy Choices; Policy Rights

           19             Additional Information, and as amended

           20             Not Applicable

           21             Policy Rights - Policy Loans

           22             Not Applicable

           23             Directors and Officers

           24             Miscellaneous Policy Provisions

           25             The Company

           26             Charges and Fees, and as amended

           27             The Company



      Form N-8B-2         Part I - Prospectus dated May 1, 1998, as Supplemented December 18, 1998
      -----------         -------------------------------------------------------------------------------------------

        Item No.
        --------
           28             Directors and Officers

           29             The Company

           30             Not Applicable

           31             Not Applicable

           32             Not Applicable

           33             Not Applicable

           34             Not Applicable

           35             The Company; Additional Information, and as amended

           36             Not Applicable

           37             Not Applicable

           38             Additional Information, and as amended

           39             See Item 25

           40             See Item 26

           41             See Item 27

           42             See Item 28

           43             Financial Statements, and as amended

           44             Policy Values - Accumulation Unit Value; Financial Statements, and as amended

           45             Not Applicable

           46             The Separate Accounts, and as amended; Policy Values

           47             The Separate Accounts, and as amended; Allocation of Premiums; Policy Choices; Policy
                          Values

           48             Not Applicable

           49             Not Applicable

           50             Not Applicable

           51             Cover Page; Policy Choices; Policy Values

           52             The Separate Account, and as amended; Allocation of Premiums

           53             Tax Matters

           54             Not Applicable

           55             Not Applicable

           56             Not Applicable

           57             Not Applicable

           58             Not Applicable

           59             Financial Statements, and as amended

Variable Life Account B


Underwritten By:

Aetna Life Insurance and Annuity Company
151 Farmington Avenue
Hartford, Connecticut 06156
(800) 334-7586

Prospectus Dated May 1, 1998, as Supplemented December 18, 1998

The Flexible Premium Variable Universal Life Insurance Policy

The Policies offered in connection with this prospectus are Corporate VUL and Corporate VUL II*, two flexible premium variable universal life insurance policies ("Policies") offered by Aetna Life Insurance and Annuity Company (ALIAC, the Company, we, us or our)*. The Policies are intended to provide life insurance benefits. The Policies are designed to allow flexible premium payments, a choice of underlying funding options, and a choice from three Death Benefit Options. Your Policy's cash value may vary with the investment performance of the underlying funding options You choose. Policy cash value may be used to continue Your Policy in force, may be borrowed within certain limits, and may be fully or partially surrendered (subject to a surrender charge for Corporate VUL). Corporate VUL offers a Guaranteed Death Benefit provision through which the Policy can be guaranteed to stay in force by paying certain premiums.

You may also choose to select one of the annuity settlement options upon maturity of the Policy. Prior to maturity of the Policy, You may apply the value of Your Policy minus the amount necessary to repay any loans in full and, for Corporate VUL, minus any applicable surrender charges to one of the annuity settlement options. Upon death of the Insured, the beneficiary will be paid (a) the value of the Death Benefit Option in one lump sum, or (b) under one of the annuity settlement options.

The Policy has a Free-Look Period during which You may return it to our Home Office for a refund. The refund may be more or less than the premiums paid. (See "Right to Examine the Policy.")

It may not be advantageous to replace existing insurance or supplement an existing flexible premium variable life insurance policy with a Corporate VUL or Corporate VUL II Policy.

The Policies are available for purchase by corporations or other groups where the individuals share a common employer or affiliation with the group or sponsoring organization. Each Policy covers a single insured. The Policyowner will have all rights and privileges under the Policy. The Policies may be used for such purposes as funding non-qualified executive deferred compensation or salary continuation plans. These Policies may be used by large corporations as a means of funding death benefit liabilities incurred under executive retirement plans or as a source for funding cash flow obligations under such plans. The Policies are not designed to be used in an employer's pension or profit sharing plan.

* The availability of Corporate VUL II is subject to state regulatory approval. Once Corporate VUL II is available, Corporate VUL will no longer be sold.

Variable Life Account B


This prospectus is intended to describe the variable options used to fund the Policies through the Separate Account. The variable funding options (collectively, the "Funds") currently available through the Separate Account are as follows:

o Aetna Balanced VP, Inc. (formerly Aetna Investment Advisers Fund, Inc.)
o Aetna Income Shares d/b/a Aetna Bond VP
o Aetna Growth VP (formerly Aetna Variable Growth Portfolio)
o Aetna Variable Fund d/b/a Aetna Growth and Income VP
o Aetna Index Plus Large Cap VP (formerly Aetna Variable Index Plus Portfolio)
o Aetna Variable Encore Fund d/b/a Aetna Money Market VP
o Aetna Small Company VP (formerly Aetna Variable Small Company Portfolio)
o Aetna Value Opportunity VP (formerly Aetna Variable Capital Appreciation Portfolio)
o Fidelity VIP Equity-Income Portfolio
o Fidelity VIP Growth Portfolio
o Fidelity VIP High Income Portfolio
o Fidelity VIP Overseas Portfolio
o Fidelity VIP II Asset Manager Portfolio
o Fidelity VIP II Contrafund Portfolio
o Janus Aspen Aggressive Growth Portfolio

o Janus Aspen Balanced Portfolio
o Janus Aspen Flexible Income Portfolio
o Janus Aspen Growth Portfolio
o Janus Aspen Worldwide Growth Portfolio
o MFS Total Return Series
o MFS World Governments Series
o Oppenheimer Aggressive Growth Fund (formerly Oppenheimer Capital Appreciation
  Fund)
o Oppenheimer Global Securities Fund
o Oppenheimer Growth & Income Fund
o Oppenheimer Strategic Bond Fund
o Portfolio Partners MFS Emerging Equities Portfolio
o Portfolio Partners MFS Research Growth Portfolio
o Portfolio Partners MFS Value Equity Portfolio
o Portfolio Partners Scudder International Growth Portfolio
o Portfolio Partners T. Rowe Price Growth Equity Portfolio

The availability of the above Funds is subject to applicable regulatory approvals. Not all Funds are available in all jurisdictions or under all Policies. The Statement of Additional Information ("SAI") for any of the Funds may be obtained by calling 800-334-7586.

Please read this prospectus carefully and retain it for future reference.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES OF THE FUNDS.

THIS PROSPECTUS AND OTHER INFORMATION ABOUT VARIABLE LIFE ACCOUNT B REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION CAN BE FOUND IN THE SEC'S WEB SITE AT http://www.sec.gov.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents


Policy Definitions .....................................................   v
Policy Summary .........................................................   1
The Separate Account ...................................................   2
Allocation of Premiums .................................................   3
 Fixed Account .........................................................   3
 Separate Account ......................................................   3
 Mixed and Shared Funding ..............................................   7
Charges & Fees .........................................................   8
 Premium Load ..........................................................   8
 Premium Load Refund ...................................................   9
 Premium Tax Charge ....................................................   9
Charges and Fees Assessed Against the Total Account Value ..............   9
 Charges and Fees Associated with the Variable Funding Options .........  10
 Administrative Charge - Corporate VUL only ............................  10
 Surrender Charge - Corporate VUL only .................................  11
 Surrender Charges on Full and Partial Surrenders ......................  11
Charges Assessed Against the Underlying Funds ..........................  12
 Reduction of Charges ..................................................  13
Policy Choices .........................................................  14
 Premium Payments ......................................................  14
 Guaranteed Death Benefit - Corporate VUL only .........................  15
 Life Insurance Qualification ..........................................  16
 Death Benefit Options .................................................  17
 Transfers and Allocations to Funding Options ..........................  18
Policy Values ..........................................................  19
 Total Account Value ...................................................  19
 Accumulation Unit Value ...............................................  19
 Maturity Value ........................................................  20
 Surrender Value .......................................................  20
Policy Rights ..........................................................  21
 Partial Surrenders ....................................................  21
 No Lapse Coverage - Corporate VUL only ................................  21
 Reinstatement of a Lapsed Policy ......................................  22
 Policy Loans ..........................................................  22
 Policy Changes ........................................................  23
 Right to Examine the Policy ...........................................  25
Death Benefit ..........................................................  26
Policy Settlement ......................................................  27
 Settlement Options ....................................................  27
 Calculation of Variable Payment Settlement Options Values .............  29
Term Insurance Rider ...................................................  31
The Company ............................................................  32
Directors & Officers ...................................................  33
Additional Information .................................................  36
 Reports to Policyowners ...............................................  36
 Right to Instruct Voting of Fund Shares ...............................  36
 Disregard of Voting Instructions ......................................  37
 State Regulation ......................................................  37
 Legal Matters .........................................................  37
 The Registration Statement ............................................  37
 Distribution of the Policies ..........................................  37
 Records and Accounts ..................................................  38
 Independent Auditors ..................................................  39
 Year 2000 .............................................................  39
Tax Matters ............................................................  40
 General ...............................................................  40
 Federal Tax Status of the Company .....................................  40
 Life Insurance Qualification ..........................................  40
 General Rules .........................................................  41
 Modified Endowment Contracts ..........................................  41
 Diversification Standards .............................................  42

Table of Contents



 Investor Control .........................................................  42
 Other Tax Considerations .................................................  43
Misc. Policy Provisions ...................................................  44
 The Policy ...............................................................  44
 Payment of Benefits ......................................................  44
 Age ......................................................................  44
 Incontestability .........................................................  44
 Suicide ..................................................................  44
 Coverage Beyond Maturity .................................................  44
 Nonparticipation .........................................................  45
Appendix A -
Illustrations of Death Benefits, Total Account Values and Surrender Values,
Corporate VUL .............................................................  46
Appendix B -
Illustrations of Death Benefits, Total Account Values and Surrender Values,
Corporate VUL II ..........................................................  56
Financial Statements of the Separate Account ..............................  S-1
Financial Statements of the Company .......................................  F-1

Policy Definitions


Accumulated Premium: The sum of all premiums paid from the Date of Issue accumulated at the Premium Accumulation Rate. The Accumulated Premium is used with Death Benefit Option 3.

Accumulation Unit: A unit used to measure the value of a Policyowner's interest in each applicable funding option used to calculate the value of the variable portion of the Total Account Value before election of a Settlement Option.

Additional Premiums: Any premium paid in addition to Planned Premiums.

Amount at Risk: The Death Benefit before subtraction of outstanding loans, if any, divided by 1.0032737, minus the Total Account Value.

Annuity: A series of payments for life or for a definite period.

Attained Age: The Issue Age of the Insured increased by the number of Policy Years elapsed.

Cost of Insurance: The portion of the Monthly Deduction attributable to the basic insurance coverage, not including riders, supplemental benefits or monthly expense charges.

Date of Issue: The effective date of initial coverage. The Date of Issue and the effective date for any change in coverage will be the Date of Coverage Change shown in Supplemental Policy Specifications which will be sent to You. Coverage is conditional on payment of the first premium, if required, and issue of the Policy as provided in the application.

Death Benefit: The amount payable in accordance with the Death Benefit Option chosen to the beneficiary upon the death of the Insured, after deduction of the Loan Account Value plus any accrued interest and any overdue deductions.

Death Benefit Option: Any of three methods for determining the Death Benefit.

Fixed Account: The fixed interest option offered under the Policy that guarantees a minimum interest rate of 4.0% per year.

Fixed Account Value: The non-loaned portion of this Policy's Total Account Value attributable to the non-variable portion of the Policy. The Fixed Account Value is held in the General Account.

Fund(s): One or more of the underlying funding options available under the Policy (as described in this Prospectus). Each of the Funds is an open-end management investment company whose shares are available to fund the benefits provided by the Policy.

General Account: The Company's general asset account, in which assets attributable to the non-variable portion of Policies are held, i.e., the Loan Account Value and the Fixed Account Value.

Grace Period: The 61-day period beginning on the Monthly Deduction Day on which the Policy's Surrender Value is insufficient to cover the current Monthly Deduction.

The Policy will terminate without value at the end of the 61-day period unless a sufficient payment described in the notification letter is received by the Company.

Guaranteed Death Benefit Premium: Corporate VUL only - A specified premium that, if paid, will keep the Policy in force to attained age 80 or 100, even if the Surrender Value is insufficient to cover current monthly deductions.

Home Office: The principal executive office of the Company, located at 151 Farmington Avenue, Hartford, Connecticut.

Insured: The person on whose life the Policy is issued.

Issue Age: Corporate VUL - The Insured's age on his/her birthday on or prior to the Policy's Date of Issue. Corporate VUL II - The Insurer's age on his/her birthday closest to the Policy's Date of Issue.

Loan Account Value: An amount equal to the sum of all unpaid loans. The Loan Account Value does not include interest accrued since the last Policy anniversary. Such interest is payable in order to discharge any policy indebtedness.

Maturity Date: The Policy anniversary on which the Insured reaches Attained Age 100.

Maturity Value: The Total Account Value on the Maturity Date, less Loan Account Value plus any accrued interest.

Minimum Monthly Premium: Corporate VUL only - The amount of premium which must be paid to assure that the Policy remains in force for at least five years after issue, assuming there have been no loans or surrenders.

Monthly Deduction: The Monthly Deduction from the Total Account Value which includes the Cost of Insurance, charges for supplemental riders or benefits, and an administrative expense charge. The Monthly Deduction Day is the day that the deduction is actually taken.

Net Premium: Corporate VUL - The premium paid, less the premium load. Corporate VUL II - The premium paid, less the premium load, less a Premium Tax Charge.

Nonpreferred Loan: Corporate VUL only - Loans taken in the first ten Policy Years, and beginning in the eleventh Policy Year, loans taken in excess of the Preferred Loan Amount.

Planned Premium: The amount of premium the Policyowner chooses to pay the Company on a scheduled basis. This is the amount for which the Company sends a bill.

Policy(ies): The life insurance contracts described in this prospectus.

Policyowner: The owner of the Policy, referred to as "You."

Policy Year: Each twelve-month period, beginning on the Date of Issue, during which the Policy is in effect.

Preferred Loan Amount: Corporate VUL only - A portion of the maximum loan amount available beginning in the eleventh Policy Year at zero net cost to the Policyowner. The preferred loan is the amount taken.

Premium Accumulation Rate: The annual rate at which premiums paid will be accumulated to determine the Death Benefit if Death Benefit Option 3 is selected. This rate is chosen by You at issue. Any amount requested in excess of 10% may be subject to additional underwriting.

Premium Tax Charge: A charge equal to the state and municipal taxes associated with premiums received.

Separate Account(s): Variable Life Account B (and Variable Annuity Account B when referring to a Settlement Option).

Separate Account Value: The portion of the Policy's Total Account Value attributable to the variable portion of the Policy. The Separate Account Value is held in Variable Life Account B.

Settlement Option(s): The manner in which a beneficiary may receive Annuity payments due from a Death Benefit, if elected upon Maturity, or which the insured may choose to receive Annuity payments from the Surrender Value of the Policy.

Specified Amount: The amount, originally chosen by the Policyowner, used in determining the Death Benefit. It is initially equal to the Death Benefit. The Specified Amount may be increased or decreased as described in this prospectus.

Surrender Charge: Corporate VUL only - The amount retained by the Company, upon the full or partial surrender of the Policy.

Surrender Value: The amount a Policyowner can receive in cash by surrendering the Policy. This equals the Total Account Value (minus the applicable surrender charge for Corporate VUL) the Loan Account Value and any accrued interest, plus any credit for premium loads paid.

Target Face Amount: Generally, the Policy's Death Benefit. If a Term Insurance Rider is attached to the Policy, the Target Face Amount is the Term Insurance Rider's Benefit Amount plus the Policy's Death Benefit which is dependent upon the Death Benefit Option in effect.

Target Premium: A premium amount set by the Company to determine the amount of compensation it pays for Policy distribution.

Total Account Value: The sum of the Fixed Account Value, Separate Account Value and the Loan Account Value.

Valuation Period: The period of time from when the Company determines the Accumulation Unit Value and Settlement Option Unit Value of a variable investment option until the next time it determines such unit value. Currently, the calculation occurs after the close of business of the New York Stock Exchange on any normal business day, Monday through Friday, that the New York Stock Exchange is open.

Variable Life Account B: A Separate Account of the Company established for the purpose of segregating assets attributable to the variable portion of life insurance contracts from other assets of the Company. It is organized as a unit investment trust.

                      [This page intentionally left blank]

Policy Summary


The Policies offered in connection with this Prospectus are known as Corporate VUL and Corporate VUL II, flexible premium variable universal life insurance Policies. The availability of Corporate VUL II is subject to state regulatory approval. Proceeds as described in the Policies will be paid upon surrender, maturity, or death of the Insured.

At the time of purchase, You must choose from three Death Benefit Options. The amount payable under the option chosen will be determined as of the date of the Insured's death. (See "Death Benefit Options.")

Also at the time of purchase, You must choose which life insurance qualification method best suits Your needs--Cash Value Accumulation or Guideline Premium. Both methods require a Policy to provide minimum ratios of life insurance coverage to Total Account Value. (See "Life Insurance Qualification.")

The Corporate VUL Policy also offers a Guaranteed Death Benefit provision (may not be available in all states) which ensures that the Policy will stay in force even if the Surrender Value is insufficient to cover the current monthly deductions due to fund performance. For Corporate VUL, sufficient premiums must be paid in order to maintain a Guaranteed Death Benefit to Age 80 or 100. (See "Guaranteed Death Benefit.")

At the time of purchase, You must also choose the amount of premium You intend to pay. You may vary premium payments to some extent and still keep Your Policy in force. However, sufficient premiums must be paid to continue the Policy and premium reminder notices will be sent for planned premiums and for premiums required to continue this Policy in force. If this Policy lapses it may be reinstated as discussed in Reinstatement of a Lapsed Policy.

You must also choose how to allocate Net Premiums. Net Premiums allocated to the Separate Account must be allocated to one or more Funds, and allocations must be in whole percentages. The variable portion of this Policy is supported by the Funds You choose. The Fund value in each Fund is not guaranteed and will vary with the investment performance of that Fund.

If the Fixed Account is selected, the Fixed Account Value will accumulate at rates of interest we determine. Such rates will not be less than 4.0% a year.

The Separate Account


The Separate Account established for the purpose of providing Variable Options to fund the Policy is Variable Life Account B. Amounts allocated to the Separate Account are invested in the Funds. Each of the Funds is an open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy. The Funds currently available under the Separate Account, including their investment objectives and their investment advisers, are described in this Prospectus. Complete descriptions of the Funds' investment objectives and restrictions and other material information relating to an investment in the Funds are contained in the prospectuses for each of the Funds which accompany this Prospectus.

Variable Life Account B was established pursuant to a June 18, 1986, resolution of the Board of Directors of the Company. Under Connecticut insurance law, the income, gains or losses of the Separate Account are credited without regard to the other income, gains or losses of the Company. These assets are held for the Company's variable life insurance policies. Any and all distributions made by the Funds with respect to shares held by the Separate Account will be reinvested in additional shares at net asset value. The assets maintained in the Separate Account will not be charged with any liabilities arising out of any other business conducted by the Company. The Company is, however, responsible for meeting the obligations of the Policy to the Policyowner.

No stock certificates are issued to the Separate Account for shares of the Funds held in the Separate Account. Ownership of Fund shares is documented on the books and records of the Funds and of the Company for the Separate Account.

The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 and meets the definition of separate account under the federal securities laws. Such registration does not involve any approval or disapproval by the SEC of the Separate Account or the Company's management or investment practices or policies. The Company does not guarantee the Separate Account's investment performance.

Allocation of Premiums


You may allocate all or a part of Your Net Premiums to the Fixed Account (part of the Company's General Account) or to the Funds currently available through the Separate Account in connection with the Policy. Not all funds may be available under all Policies or in all jurisdictions. In addition, the Company may add, withdraw or substitute Funds, subject to the conditions in the Contract and to compliance with regulatory requirements.

The investment results of the Funds, whose objectives are described below, are likely to differ significantly. You should consider carefully, and on a continuing basis, which Fund or combination of Funds is best suited to Your long-term investment objectives. Except where otherwise indicated, all of the Funds are diversified, as defined in the Investment Company Act of 1940, as amended.

In states which require a full refund of premiums during the Right of Policy Examination period (see "Right to Examine the Policy"), the first Net Premium will be allocated in its entirety to Aetna Money Market VP, regardless of the policy owner's premium allocation percentages until the day following the expiration of the Right of Policy Examination period. Any other Net Premium received prior to that day will also be allocated to Aetna Money Market VP. On the day following the expiration of the Right of Policy Examination, the policy value and future Net Premiums will be allocated in accordance with the policy owner's selected premium allocation percentages.

If the policy is issued, any monies received prior to policy issue will be credited with the return attributable to Aetna Money Market VP from the date of receipt until the day the policy is issued or, for states which require the full premium refund, until the day following the Right of Policy Examination period on the issued policy.

Fixed Account

Amounts held in the Fixed Account will be credited with interest at rates of not less than 4.0% per year. Additional excess interest of up to 0.5% may be credited to the Fixed Account Value beginning in Policy Year 11. Credited interest rates reflect the Company's return on Fixed Account invested assets and the amortization of any realized gains and/or losses which the Company may incur on these assets.

Separate Account

o Aetna Balanced VP, Inc. (formerly Aetna Investment Advisers Fund, Inc.) seeks to maximize investment return, consistent with reasonable safety of principal by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds and cash equivalents, based on the investment adviser's judgment of which of those sectors or mix thereof offers the best investment prospects. (1)

o Aetna Income Shares d/b/a Aetna Bond VP seeks to maximize total return, consistent with reasonable risk, through investments in a diversified portfolio consisting primarily of debt securities. (1)

o Aetna Variable Fund d/b/a Aetna Growth and Income VP seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. (1)

o Aetna Variable Encore Fund d/b/a Aetna Money Market VP seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments. An investment in the Fund is neither insured nor guaranteed by the U.S. Government. (1)

o Aetna Variable Portfolios, Inc. - Aetna Growth VP (formerly Aetna Variable Growth Portfolio) seeks growth of capital through investment in a diversified portfolio of common stocks and securities convertible into common stocks believed to offer growth potential. (1)

o Aetna Variable Portfolios, Inc. - Aetna Index Plus Large Cap VP (formerly Aetna Variable Index Plus Portfolio) seeks to outperform the total return performance of publicly traded common stocks represented in the S&P 500 Composite Stock Price Index. (1)

o Aetna Variable Portfolios, Inc. - Aetna Small Company VP (formerly Aetna Variable Small Company Portfolio) seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations. (1)

o Aetna Variable Portfolios, Inc. - Aetna Value Opportunity VP (formerly Aetna Variable Capital Appreciation Portfolio) seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock. (1)(a)

o Fidelity Investments Variable Insurance Products Fund - Equity-Income Portfolio seeks reasonable income by investing primarily in income-producing equity securities. In selecting investments, the fund also considers the potential for capital appreciation. (2)

o Fidelity Investments Variable Insurance Products Fund - Growth Portfolio seeks capital appreciation by investing mainly in common stocks, although its investments are not restricted to any one type of security. (2)

o Fidelity Investments Variable Insurance Products Fund - High Income Portfolio seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated, fixed income securities, while also considering growth of capital. Lower-rated corporate debt obligations are commonly known as "junk bonds" or "high yield, high risk bonds" and involve significant degree of risk (see the Fund's prospectus for a discussion of the risk factors involved in investing in lower-rated corporate debt obligations). (2)

o Fidelity Investments Variable Insurance Products Fund - Overseas Portfolio seeks long-term growth by investing mainly in foreign securities (at least 65% of the Fund's total assets in securities of foreign issuers). Foreign investments involve greater risks than U.S. investments, including political and economic risks and the risk of currency fluctuation. (2)

o Fidelity Investments Variable Insurance Products Fund II - Asset Manager Portfolio seeks high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and short-term money market instruments. (2)

o Fidelity Investments Variable Insurance Products Fund II - Contrafund Portfolio seeks maximum total return over the long term by investing mainly in securities of companies whose value the investment adviser believes is not fully recognized by the public. (2)

o Janus Aspen Series - Aggressive Growth Portfolio is a nondiversified portfolio that seeks long-term growth of capital. The Portfolio pursues its investment objective by normally investing at least 50% of its equity assets in securities issued by medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index, which as of December 31, 1997 included companies with capitalizations between approximately $213 million and $13.7 billion, but which is expected to change on a regular basis. (3)

o Janus Aspen Series - Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio pursues its investment objective by, under normal circumstances, investing 40% - 60% of its assets in securities selected primarily for their growth potential and 40% - 60% of its assets in securities selected primarily for their income potential. (3)

o Janus Aspen Series - Flexible Income Portfolio seeks to obtain maximum total return, consistent with preservation of capital. The Portfolio pursues its investment objective primarily through investments in income-producing securities. Total return is expected to result from a combination of current income and capital appreciation. The Portfolio invests in all types of income-producing securities and may have substantial holdings of debt securities rated below investment grade (e.g., junk bonds). (3)

o Janus Aspen Series - Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio pursues its investment objective by investing primarily in common stocks of issuers of any size. This Portfolio generally invests in larger, more established issuers.
  (3)

o Janus Aspen Series - Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with preservation of capital. The Portfolio pursues its investment objective primarily through investments in common stocks of foreign and domestic issuers. (3)

o MFS Total Return Series seeks to provide above average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital. Its secondary objective is to provide a reasonable opportunity for growth of capital and income. Under normal market conditions, at least 25% of the Total Return Series' assets will be invested in fixed-income securities, and at least 40% and no more than 75% of the Series' assets will be invested in equity securities. (4)

o MFS World Governments Series seeks not only preservation but also growth of capital, together with moderate current income. The Series seeks to achieve its objective through a professionally managed, internationally diversified portfolio consisting primarily of debt securities and to a lesser extent equity securities. Consistent with its investment objective and policies, the Series may invest up to 100% (and generally expects to invest not more than 80%) of its net assets in foreign securities (including emerging market securities and Brady Bonds) which are not traded on a U.S. exchange. (4)

o Oppenheimer Aggressive Growth Fund (formerly Oppenheimer Capital Appreciation
  Fund) seeks to achieve capital appreciation by investing in "growth-type" companies. (5)

o Oppenheimer Global Securities Fund seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations which are considered to have appreciation possibilities but which may be considered to be speculative. (5)

o Oppenheimer Growth & Income Fund seeks a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. From time to time the Fund may focus on small to medium capitalization common stocks, bonds and convertible securities. (5)

o Oppenheimer Strategic Bond Fund seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities. The Fund intends to invest principally in (i) foreign government and corporate debt securities,
  (ii) securities of the U.S. Government and its agencies and instrumentalities ("U.S. Government securities"), and (iii) lower-rated high yield domestic debt securities, commonly known as "junk bonds," which are subject to a greater risk of loss of principal and nonpayment of interest than higher-rated securities. These securities may be considered to be speculative. Current income is not an objective. (5)

o Portfolio Partners, Inc. MFS Emerging Equities Portfolio seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Portfolio's investment objective.
  (6)(a)

o Portfolio Partners, Inc. MFS Research Growth Portfolio seeks long-term growth of capital and future income. (6)(a)

o Portfolio Partners, Inc. MFS Value Equity Portfolio seeks capital appreciation. Dividend income, if any, is a consideration incidental to the Portfolio's objective of capital appreciation. (6)(a)

o Portfolio Partners, Inc. Scudder International Growth Portfolio seeks long-term growth of capital primarily through a diversified portfolio of marketable foreign equity securities. (6)(b)

o Portfolio Partners, Inc. T. Rowe Price Growth Equity Portfolio seeks long-term growth of capital and, secondarily, to increase dividend income by investing primarily in common stocks of well established growth companies.
  (6)(c)

Investment Advisers of the Funds:
  (1) Aeltus Investment Management, Inc. (Adviser)
        (a) Bradley, Foster & Sargent, Inc. (Subadviser, effective October 1, 1998)
  (2) Fidelity Management & Research Company
  (3) Janus Capital Corporation
  (4) Massachusetts Financial Services Company ("MFS")
  (5) OppenheimerFunds, Inc.
  (6) Aetna Life Insurance and Annuity Company (Adviser);
        (a) Massachusetts Financial Services Company ("MFS") (Subadviser)
        (b) Scudder Kemper Investments, Inc. (Subadviser)
        (c) T. Rowe Price Associates, Inc. (Subadviser)

The availability of the Funds listed above is subject to applicable regulatory approvals. Not all Funds are available in all jurisdictions or under all Policies.

There is no assurance that the Funds will achieve their investment objectives. Policyowners bear the full investment risk of investments in the Funds selected.

Some of the above Funds may use instruments known as derivatives as part of their investment strategies, as described in their respective prospectuses. The use of certain derivatives such as inverse floaters and principal only debt instruments may involve higher risk of volatility to a Fund. The use of leverage in connection with derivatives can also increase risk of losses. See the prospectus for the Funds for a discussion of the risks associated with an investment in those funds. You should refer to the accompanying prospectuses of the Funds for more complete information about their investment policies and restrictions.

Mixed and Shared Funding

Shares of the Funds are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policies described in this Prospectus. Because Fund shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Funds simultaneously, since the interests of such Policyowners or contractholders may differ. Although neither the Company nor the Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Policyholders, each Fund's Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Fund. This might force that Fund to sell portfolio securities at disadvantageous prices.

Charges & Fees


Premium Load

The premium load is deducted from your premium payments. This load represents administrative expenses associated with the startup and maintenance of a Policy, and, for Corporate VUL, includes average applicable state premium taxes. The Company is responsible for payment of premium taxes and other amounts payable with respect to Your premium payments to the extent they exceed the premium load. DAC taxes are paid by the Company.

Corporate VUL

1. Guaranteed Premium Load

The premium load is guaranteed to be no higher than the amounts shown in the following table.

                   Premiums Paid up to the     Premiums Paid over the
                   first year's Guaranteed     first year's Guaranteed
                   Death Benefit Premium       Death Benefit Premium
Policy Year(s)     to age 80                   to age 80
----------------   -------------------------   ------------------------
1                  10%                         5%
2 and after         5%                         5%

2. Current Premium Load

The premium load is currently set at the amounts shown in the following table.

                   Premiums Paid up to the     Premiums Paid over the
                   first year's Guaranteed     first year's Guaranteed
                   Death Benefit Premium       Death Benefit Premium
Policy Year(s)     to age 80                   to age 80
----------------   -------------------------   ------------------------
1                  7%                          2%
2 and after        2%                          2%

Corporate VUL II (availability subject to state regulatory approval)

1. Guaranteed Premium Load

The premium load is guaranteed to be no higher than the amounts shown in the following table.

                   Premiums Paid up to            Premiums Paid greater than
                   Target Premium -               Target Premium -
                   load is this percentage of     load is this percentage of
Policy Year(s)     premium                        premium
----------------   ----------------------------   ---------------------------
1                  15%                             6%
2-5                10%                             6%
6 and after         6%                             6%

2. Current Premium Load

The premium load charge is currently set at the amounts shown in the following table.

                   Premiums Paid up to            Premiums Paid greater than
                   Target Premium -               Target Premium -
                   load is this percentage of     load is this percentage of
Policy Year(s)     premium                        premium
----------------   ----------------------------   ---------------------------
1                  10.5%                          2.5%
2-5                 7.5%                          1.5%
6-7                 3.5%                          1.5%
8 and after         1.5%                          1.5%

Premium Load Refund

Upon a full surrender of Your Policy within the first 36 months of the Policy for Corporate VUL and first 24 months for Corporate VUL II if Your Policy is not in default you may be entitled to a credit for some or all of the premium loads which have been deducted from your premium payments although a Surrender Charge will also apply for Corporate VUL. To determine the Surrender Value during the premium load refund period the Total Account Value will be reduced by the applicable Surrender Charge (Corporate VUL only) and the amount of any Loan Account Value, including accrued interest. That amount would be increased by the applicable credit for the premium load. For Corporate VUL II, a decrease in the specified amount in Policy Years 1 or 2 will proportionately decrease the amount of the premium load refund.

Calculation of the Premium Load Refund Amount

Corporate VUL

For Policies which are surrendered during the first twelve months after the Date of Issue, the credit will be the sum of all premium loads deducted. For Policy Months 13 through 36, the credit will be equal to the sum of all premium loads deducted since the Date of Issue multiplied by twelve and then divided by the number of Policy Months since the Date of Issue of the Policy. For example, during Policy Month 24, the credit would be equal to the total of all premium loads deducted since the Date of Issue multiplied by 12/24, or half of all premium loads paid. No credits apply if a Policy is in default.

Corporate VUL II

For Policies surrendered during the first twelve months after the Date of Issue, the refund is 7% of premium paid in the first Policy Year up to the Target Premium and 3% of premium paid in the first Policy Year above Target Premium. For months 13 through 24, the refund is 75% of the First Policy Year refund amount.

Premium Tax Charge

For Corporate VUL II, except as noted below, an amount equal to the state and municipal taxes associated with premiums received is deducted from premium payments. However, for Policies issued or delivered in New York, this charge is currently 1.75% and is guaranteed not to exceed 5% of premium received.

Charges and Fees Assessed Against the Total Account Value

A Monthly Deduction is made from the Total Account Value. The Monthly Deduction is made as of the same day each month, beginning with the Date of Issue. The Monthly Deduction includes the Cost of Insurance and any charges for supplemental riders or benefits. The Cost of Insurance for Corporate VUL depends on the Attained Age, risk class of the Insured and Specified Amount of the Policy and number of Policy Years elapsed. For Corporate VUL II, the Cost of Insurance depends on the Issue Age, risk class of the Insured and the number of Policy Years elapsed and Specified Amount of the Policy.

Once a Policy is issued, Monthly Deductions, including Cost of Insurance charges, will begin as of the Date of Issue, even if the Policy's issuance was delayed due to underwriting requirements, and will be in amounts based on the Specified Amount of the Policy issued, even if the temporary insurance coverage received during the underwriting period was for a lesser amount.

The Monthly Deduction also includes a monthly administrative expense charge during all Policy Years as follows:

     Corporate VUL - $7
     Corporate VUL II - $6 currently, guaranteed not to exceed $10.

The monthly administrative expense charge is for items such as premium billing and collection, Policy value calculation, confirmations and periodic reports and will not exceed our costs. The Monthly Deduction is deducted proportionately from each funding option, if more than one is used. This is accomplished by liquidating Accumulation Units and withdrawing the value of the liquidated Accumulation Units from each funding option in the same proportion as their respective values have to Your Fixed Account and Separate Account Values.

Charges and Fees Associated with the Variable Funding Options

Mortality and Expense Risks Charge

The Company deducts a daily charge from the assets of Variable Life Account B for mortality and expense risks assumed by it in connection with the Policy.

The amount of this charge is a percentage of the average daily net assets of the Separate Account based on Policy Years as follows.

1. Corporate VUL

  Policy Years          Percentage of Separate Account
                           Average Daily Net Assets

  1-10                               0.70%

  11 and later                       0.20%

2. Corporate VUL II

  Policy Years          Percentage of Separate Account
                           Average Daily Net Assets

  1-10                               0.70%

  11 and later                       0.35%

The mortality and expense risk charge is assessed to compensate the Company for assuming certain mortality and expense risks under the Policies. The Company reserves the right to increase the mortality and expense risk charge if it believes that circumstances have changed so that the current charges are no longer adequate. In no event will the charge exceed 0.90% of average daily net assets on an annual basis (except for Corporate VUL II Contracts issued in New York where the maximum mortality and expense risk charge is 1.25% during Policy Years 1-10 and 0.90% thereafter.

Administrative Charge - Corporate VUL only

The Company also deducts a daily administrative charge equivalent on an annual basis to 0.30% of the average daily net assets of Variable Life Account B to compensate the Company for expenses associated with the administration and maintenance of the Policies. These types of expenses are described above in connection with the monthly administrative charge. The daily administrative charge and the monthly administrative charge work together to cover the Company's administrative expenses. In later years of the Policy, the revenue collected from the daily asset-based charge grows with the Total Account Value to cover increased expenses from Account-based transactional expenses. The daily administrative charge is guaranteed not to exceed 0.50% of the average daily net assets of the Separate Account on an annual basis.

Surrender Charge - Corporate VUL only

If You surrender Your Policy (in whole or in part) a surrender charge may apply, as described below.

This charge is imposed in part as a deferred sales charge and in part to enable the Company to recover certain first year administrative costs. The maximum portion of the Surrender Charge applied to reimburse the Company for sales and promotional expense is 30% of the first year's Minimum Monthly Premium. (Any surrenders may result in tax implications; see "Tax Matters.")

The initial Surrender Charge, as specified in Your Policy, is based on the Specified Amount. It also depends on the Insured's Attained Age and risk class. Once determined, the Surrender Charge will decrease annually until it reaches zero after nine years.

If You increase the Specified Amount, a new Surrender Charge will be applicable, in addition to the then existing Surrender Charge. This charge will be determined based on the Insured's Attained Age and risk class. The Surrender Charge applicable to the increase will be equal to the Surrender Charge on a new Policy whose Specified Amount equals the amount of the increase, and will cover administrative expenses. The additional surrender charge will also decrease annually until it reaches zero after nine years.

If You decrease the Specified Amount while the Surrender Charge applies, the Surrender Charge will remain the same as it was before the decrease.

Based on its actuarial determination, the Company does not anticipate that the Surrender Charge will cover all sales and administrative expenses which the Company will incur in connection with the Policy. Any such shortfall, including but not limited to payment of sales and distribution expenses, would be charged to and paid by the Company.

Surrender Charges on Full and Partial Surrenders

Full Surrender: All applicable Surrender Charges are imposed.

Partial Surrender: A proportional percentage of all Surrender Charges is imposed. The proportional percentage is the amount of the net partial surrender divided by the sum of the Fixed Account Value and the Separate Account Value less full Surrender Charges. When a partial surrender is made, any applicable remaining Surrender Charges will be reduced in the same proportion.

No surrender charge applies to Corporate VUL II.

Charges Assessed Against the Underlying Funds

The following table illustrates the investment advisory fees, other expenses and total expenses paid by each of the Funds as a percentage of average net assets based on figures for the year ended December 31, 1997 unless otherwise indicated:

                                                                                    Investment
                                                                                 Advisory Fees(1)     Other Expenses   Total Fund
                                                                                  (after expense      (after expense     Annual
                                                                                  reimbursement)      reimbursement)    Expenses
                                                                                ------------------   ---------------- -----------
Aetna Balanced VP, Inc.(3)                                                              0.50%               0.10%         0.60%
Aetna Bond VP(3)                                                                        0.40%               0.10%         0.50%
Aetna Growth VP(2)(3)                                                                   0.16%               0.64%         0.80%
Aetna Growth and Income VP(3)                                                           0.50%               0.09%         0.59%
Aetna Index Plus Large Cap VP(2)(3)                                                     0.32%               0.23%         0.55%
Aetna Money Market VP(3)                                                                0.25%               0.10%         0.35%
Aetna Small Company VP(2)(3)                                                            0.35%               0.60%         0.95%
Aetna Value Opportunity VP(2)(3)                                                        0.20%               0.60%         0.80%
Fidelity VIP Equity-Income Portfolio(4)                                                 0.50%               0.08%         0.58%
Fidelity VIP Growth Portfolio(4)                                                        0.60%               0.09%         0.69%
Fidelity VIP High Income Portfolio(4)                                                   0.59%               0.12%         0.71%
Fidelity VIP Overseas Portfolio(4)                                                      0.75%               0.17%         0.92%
Fidelity VIP II Asset Manager Portfolio(4)                                              0.55%               0.10%         0.65%
Fidelity VIP II Contrafund Portfolio(4)                                                 0.60%               0.11%         0.71%
Janus Aspen Aggressive Growth Portfolio(5)                                              0.73%               0.03%         0.76%
Janus Aspen Balanced Portfolio(5)                                                       0.76%               0.07%         0.83%
Janus Aspen Flexible Income Portfolio                                                   0.65%               0.10%         0.75%
Janus Aspen Growth Portfolio(5)                                                         0.65%               0.05%         0.70%
Janus Aspen Worldwide Growth Portfolio(5)                                               0.66%               0.08%         0.74%
MFS Total Return Series(6)                                                              0.75%               0.25%         1.00%
MFS World Governments Series(6)                                                         0.75%               0.25%         1.00%
Oppenheimer Aggressive Growth Fund                                                      0.71%               0.02%         0.73%
Oppenheimer Global Securities Fund                                                      0.70%               0.06%         0.76%
Oppenheimer Growth and Income Fund                                                      0.75%               0.08%         0.83%
Oppenheimer Strategic Bond Fund                                                         0.75%               0.08%         0.83%
Portfolio Partners MFS Emerging Equities
  Portfolio(7)(8)                                                                       0.68%               0.13%         0.81%
Portfolio Partners MFS Research Growth
  Portfolio(7)(8)                                                                       0.70%               0.15%         0.85%
Portfolio Partners MFS Value Equity
  Portfolio(7)                                                                          0.65%               0.25%         0.90%
Portfolio Partners Scudder International
  Growth Portfolio(7)                                                                   0.80%               0.20%         1.00%
Portfolio Partners T. Rowe Price Growth
  Equity Portfolio(7)                                                                   0.60%               0.15%         0.75%

(1) Certain of the Fund advisers reimburse the Company for administrative costs incurred in connection with administering the Funds as variable funding options under the Contract. These reimbursements are paid out of the investment advisory fees and are not charged to investors.

(2) Effective May 1, 1998, the Portfolios' adviser has agreed to waive a portion of its fee or to reimburse certain expenses so that aggregate expenses do not exceed the total expenses shown above. These fee waiver/expense reimbursement arrangements will increase total return and may be modified or terminated at any time.

    Without these fee waiver/expense reimbursement arrangements, Management Fees and Total Expenses for the Portfolio would be higher. Management Fees and Total Expenses would be as follows: 0.60% and 1.24% for Growth VP; 0.35% and 0.58% for Index Plus Large Cap VP; 0.75% and 1.35% for Small Company VP; and 0.60% and 1.20% for Value Opportunity VP, respectively.

(3) Prior to May 1, 1998, the investment adviser provided administrative services to the Fund and assumed the Fund's ordinary recurring direct costs under an Administrative Services Agreement. Effective May 1, 1998, the investment adviser will continue to provide administrative services to the Fund but will no longer assume all of the Fund's ordinary recurring direct costs under the Administrative Services Agreement. The Administrative Fee is 0.075% on the first $5 billion of the Fund's average daily net assets and 0.050% on all remaining net assets over $5 billion. The "Other Expenses" shown are not based on actual figures for the year ended December 31, 1997, but reflect the fee payable under the new Administrative Services Agreement and estimates of the Fund's ordinary recurring direct costs.

(4) A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds have entered into arrangements with their custodian whereby credits realized, as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the total operating expenses would have been 0.57% for Equity- Income Portfolio; 0.67% for Growth Portfolio; 0.71% for High Income Portfolio; 0.90% for Overseas Portfolio, 0.64% for Asset Manager Portfolio; and 0.68% for Contrafund Portfolio.

(5) Management fees for Aggressive Growth, Balanced, Growth and Worldwide Growth Portfolios reflect a reduced fee schedule effective July 1, 1997. The management fees shown above are based on the new rate applied to net assets as of December 31, 1997. Other expenses are based on gross expenses of the Shares before expense offset arrangements for the fiscal year ended December 31, 1997. The information for each Portfolio is net of fee waivers or reductions from Janus Capital. Fee reductions for the Aggressive Growth, Balanced, Growth and Worldwide Growth Portfolios reduce the management fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the management fee and then against other expenses. Without such waivers or reductions, the Management Fee, Other Expenses and Total Operating Expenses for the Shares would have been 0.74%, 0.04%, and 0.78% for Aggressive Growth Portfolio; 0.77%, 0.06%, and 0.83% for Balanced Portfolio; 0.74%, 0.04%, and 0.78% for Growth Portfolio; and 0.72%, 0.09%, and 0.81% for Worldwide Growth Portfolio, respectively. Janus Capital may modify or terminate the waivers or reductions at any time upon at least 90 days' notice to the Trustees.

(6) The adviser has agreed to bear expenses for each Series, subject to reimbursement by each Series, such that each Series' "Other Expenses" shall not exceed 0.25% of the average daily net assets of the Series during the current fiscal year. Otherwise, "Other Expenses" for the MFS Total Return Series and MFS World Governments Series would be 0.27% and 0.40%, respectively, and "Total Fund Annual Expenses" would be 1.02% and 1.15%, respectively, for these Series. Each Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which also have the effect of reducing the Series' expenses). Any such fee reductions are not reflected under "Other Expenses."

(7) Each Portfolio's aggregate expenses are contractually limited to the advisory and administrative fees disclosed above. The investment adviser will not seek an increase in its advisory or administrative fees at any time prior to May 1, 1999.

(8) The advisory fee is 0.70% of the first $500 million in assets and 0.65% on the excess.

Reduction of Charges

The Policies are available for purchase by corporations or other groups where the individuals share a common employer or affiliation with the group or sponsoring organization. Each Policy covers a single insured. We reserve the right to reduce premium loads or any other charges on certain multiple life sales ("cases") where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the Policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which We believe to be relevant to the expected reduction of our expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification by us on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any Policyowners.

Policy Choices

When You buy a Policy, You make several important choices:

o Which Life Insurance Qualification method best suits Your needs - Cash Value Accumulation or Guideline Premium;

o Which one of the three Death Benefit Options You would like;

o The Premium Accumulation Rate You would like if You choose Death Benefit Option 3;

o The way Your premiums will be allocated to the Funds and/or the Fixed Account;

o The amount of premium You intend to pay. For Corporate VUL only, you must decide whether You want to pay the amount necessary to guarantee Your Death Benefit to age 80 or 100.

Each of these choices is described in detail below:

Premium Payments

Planned Premiums are those premiums You choose to pay on a scheduled basis. We will bill You annually, semiannually, or quarterly, or at any other agreed-upon frequency. Additional Premiums are any premiums You pay in addition to Planned Premiums.

Corporate VUL only

During the first five Policy years, payment of the Minimum Monthly Premium assures that the Policy will remain in force, as long as there are no partial surrenders or loans taken during that time. The Minimum Monthly Premium is stated in the Policy. If Minimum Monthly Premiums are not paid, or there are partial surrenders or loans taken during the first five Policy Years, the Policy will lapse if the Surrender Value is less than the next Monthly Deduction.

Minimum Monthly Premiums are current if premiums paid, minus loans and partial surrenders, are greater than or equal to the Minimum Monthly Premium multiplied by the number of months the Policy has been in force.

Corporate VUL and Corporate VUL II

Payment of Minimum Monthly Premiums, Planned Premiums, or Additional Premiums in any amount will not, except as noted above, guarantee that Your Policy will remain in force. Conversely, failure to pay Planned Premiums or Additional Premiums will not necessarily cause Your Policy to lapse. For Corporate VUL, not paying Your Planned Premiums can, however, cause the Guaranteed Death Benefit provision to terminate. (See "Guaranteed Death Benefit.") The Policy's surrender value must be sufficient to cover the next Monthly Deduction or, for Corporate VUL only, the No Lapse Coverage must be in effect to keep the policy in force.

At any time, You may increase Your Planned Premium by written notice to us, or pay Additional Premiums, except that:

o We may require evidence of insurability if the Additional Premium or the new Planned Premium during the current Policy Year increases the difference between the Death Benefit and the Total Account Value. If satisfactory evidence of insurability is requested and not provided, we will refund the increase in premium without interest and without investing such amounts in the underlying funding options.

o If You have chosen the Guideline Premium method for Life Insurance Qualification in no event may the total of all premiums paid exceed the then-current maximum premium limitations established by federal income tax law for a Policy to qualify as life insurance. (See "Tax Considerations for Policyowners.")

o If, at any time, a premium is paid which would result in total premiums exceeding such maximum premium limitations, we will only accept that portion of the premium which will make total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed and no further premiums will be accepted until allowed by the then-current maximum premium limitations prescribed by law.

o If You make a sufficient premium payment when You apply for a Policy, and have answered favorably to certain questions relating to the Insured's health, a "temporary insurance agreement" in the amount applied for (subject to stated maximums) will be provided.

o After the first premium payment, all premiums must be sent directly to our Home Office and will be deemed received when actually received at the Home Office. Your premium payments received during a Valuation Period at the Home Office will be allocated as You have directed and amounts allocated to the Funds will be credited at the Accumulation Unit value determined at the end of the Valuation Period after each payment is received in the Home Office.

You may reallocate Your future premium payments at any time free of charge. Any reallocation will apply to premium payments made after You have received written verification from us.

Under limited circumstances, we may backdate a Policy, upon request, by assigning a Date of Issue earlier than the date the application is signed, but no earlier than six months prior to state approval of the Policy. Backdating may be desirable, for example, so that You can purchase a particular Policy Specified Amount for lower cost of insurance rates, based on a younger insurance age. For a backdated Policy, You must pay the minimum premium payable for the period between the Date of Issue and the date the initial premium is invested in the Separate Account. Backdating of your Policy will not affect the date on which your premium payments are credited to the Separate Account and you are credited with Accumulation Units. You cannot be credited with Accumulation Units until your Net Premium is actually deposited in the Separate Account. (See "Policy Values.")

If we decline an application for a policy we will refund all premium payments made.

Guaranteed Death Benefit - Corporate VUL only

The Guaranteed Death Benefit assures that as long as the Guaranteed Death Benefit Premium test, as described below, is met, the Policy will stay in force even if the Surrender Value is insufficient to cover monthly deductions.

By paying the required Guaranteed Death Benefit Premium, You can choose which Guaranteed Death Benefit will be in effect. This benefit may not be available to all risk classes and is only available in those states where it has been approved, (e.g., not available in New York). The Guaranteed Death Benefit is available to age 80 or to age 100.

We will test annually to determine if the sum of all premiums paid to date are sufficient to support the Guaranteed Death Benefit then in effect. In order for the Guaranteed Death Benefit to be in effect, the cumulative premiums paid less partial surrenders must be greater than or equal to the required monthly Guaranteed Death Benefit Premium times the number of months elapsed since the Policy's Date of Issue.

If these premiums are deficient, the Policyowner will be notified and given 61 days to pay the amount deficient. If the Guaranteed Death Benefit to age 100 had been in place, and the amount deficient is not received within the 61-day period, the Guaranteed Death Benefit to age 80 will be substituted. If the cumulative premium test is satisfied based on the Guaranteed Death Benefit Premium to age 80, the Guaranteed Death Benefit to age 80 will then be in effect. Otherwise the Guaranteed Death Benefit will terminate. If the Guaranteed Death Benefit to age 80 had been in effect and the amount deficient is not received within the 61-day period, the Guaranteed Death Benefit will terminate.

If the Guaranteed Death Benefit is terminated it may not be reinstated.

Increases, decreases, partial surrenders, and option changes may affect the Guaranteed Death Benefit Premium. These events and loans may also affect the Policy's ability to remain in force even if the cumulative annual Guaranteed Death Benefit test has been met.

Life Insurance Qualification

A Policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Internal Revenue Code of 1986, as amended. At the time of purchase, You may choose a Policy which uses either the Guideline Premium test or the Cash Value Accumulation test. Both methods require a life insurance policy to meet minimum ratios of life insurance coverage to Total Account Value. We refer to the ratios as Applicable Percentages. We refer to required life insurance coverage in excess of the Total Account Value as the Death Benefit corridor.

The Applicable Percentages for the Guideline Premium test are 250% through Attained Age 40, decreasing over time to 100% at Attained Age 95 and above. The Guideline Premium test also restricts the maximum premiums that may be paid into a life insurance policy for a specified Death Benefit. The Cash Value Accumulation test does not limit premiums which may be paid but has higher required Applicable Percentages. For example, Applicable Percentages for Corporate VUL Non-Smokers range from 716% at Attained Age 20, 372% at Attained Age 40 to 100% at Attained Age 100. Applicable Percentages for Corporate VUL II Non-Smokers range from 730% at Attained Age 20, 380% at Attained Age 40 to 100% at Attained Age 100.

If Your primary objective were to pay as much premium as possible into the Policy to target a cash value funding objective, generally a Cash Value Accumulation method policy would best meet Your needs, since it generally permits higher premium payments. The choice, however, might result in higher eventual Cost of Insurance charges because of the higher Death Benefit corridor. In addition, the payment of higher premiums which would be associated with choosing the Cash Value Accumulation method, increases the possibility that the amount paid into the Policy will exceed the amount that would have been paid had the Policy provided for seven level annual premiums (the "7-pay test"). If premiums paid exceed such limit during any 7-pay testing period, any partial surrender or Policy loan may be subject to federal income taxation. (See "Tax Considerations for Policyowners.")

If Your primary objective were to maximize the potential for growth in Total Account Value, or to conserve Total Account Value, generally a Guideline Premium Policy would best meet Your needs. This is because the Applicable Percentages are lower, resulting in lower Cost of Insurance charges for the smaller required Death Benefit corridor coverage.

If Your primary objective were to provide a specified Death Benefit at low cost, then generally there is no difference between the testing methods because the planned premium will be less than the maximum premium limit under the Guideline Premium test and additional Death Benefit insurance coverage may not be necessary under either testing method to comply with the Death Benefit corridor requirements.

Death Benefit Options

At the time of purchase, You must choose from three available Death Benefit Options. The amount payable under the option chosen will be determined as of the date of the Insured's death. The Death Benefit may be affected by partial surrenders. The Death Benefit for all three options will be reduced by the Loan Account Value plus any accrued interest.

Under Option 1, the Death Benefit will be the greater of the Specified Amount or Target Face Amount if a Term Insurance Rider is attached to the Policy (see "Term Insurance Rider"), or the Applicable Percentage of the Total Account Value. Option 1 generally provides a level Death Benefit.

Under Option 2, the Death Benefit will be the greater of the Specified Amount, plus the Total Account Value or the Target Face Amount if a Term Insurance Rider is attached to the Policy (see "Term Insurance Rider"), or the Applicable Percentage of the Total Account Value. Option 2 provides a varying Death Benefit which increases or decreases over time, depending on the amount of premium paid and the investment performance of the underlying funding options You choose.

Under Option 3, the Death Benefit will be the greater of the Specified Amount plus the Accumulated Premium(s) accumulated at the Premium Accumulation Rate or Target Face Amount if a Term Insurance Rider is attached to the Policy (see "Term Insurance Rider"), or the Applicable Percentage of the Total Account Value but will not exceed the total Death Benefit paid under Option 2. This option may only be selected at issue.

The choice of Death Benefit Option should be based upon the pattern of Death Benefits which best matches the intended use of the Policy. For example, an Option 1 Policy should be chosen for a simple, fixed, level total Death Benefit need. Option 2 would be chosen to provide a level death benefit in addition to the Policy Total

Account Value, and Option 3 would provide a level death benefit for the Specified Amount plus a return of Accumulated Premiums.

Choosing the option which provides the lowest pattern of Death Benefits which meets the desired need will be the most efficient for accumulating potential cash value, since the lower Cost of Insurance charges will improve the growth or preservation of the Total Account Value. Other than providing the appropriate pattern of desired Death Benefits, there is no economic advantage of one option over another, since the Cost of Insurance charges for all three Options is based upon the amount at risk, the difference between the Death Benefit and the Total Account Value each month.

The same is true for the choice of a Premium Accumulation Rate under Option 3. Choice of a higher Premium Accumulation Rate will cause the death benefit to increase more rapidly, but this will also generate higher Cost of Insurance charges and lower the potential growth in Total Account Value.

Transfers and Allocations to Funding Options

At purchase, You must decide how to allocate Your Net Premiums among the Funds and/or the Fixed Account. Net Premiums must be allocated in whole percentages. You should carefully consider current market conditions and each Fund's investment policies and related risks before allocating money to or transferring values among the Funds.

Before the Maturity Date, You may transfer Policy values from one Fund to another at any time, or to the Fixed Account. For Corporate VUL II, the Company reserves the right to charge $25 for each transfer after the twelfth transfer per year. Within 45 days after each Policy anniversary, and before the Maturity Date, You may also transfer a portion of the Fixed Account Value to one or more Funds. A transfer from the Fixed Account is allowed only once in the 45-day period after the Policy anniversary and will be effective as of the next Valuation Period after Your request is received at the Company's Home Office. The amount of such transfer cannot exceed the greater of 20% of the greatest amount held in the Fixed Account Value during the prior 5 years or $1000.

Any transfer among the Funds or to the Fixed Account will result in the crediting and cancellation of Accumulation Units based on the Accumulation Unit values determined at the end of the Valuation Period after Your request is received by us at our Home Office. (See "Accumulation Unit Value.")

Policy Values


Total Account Value

Once Your Policy has been issued, each Net Premium allocated to a funding option through the Separate Account is credited in the form of Accumulation Units for the funding option based on that funding option's Accumulation Unit value (see below). Each Net Premium received after the Date of Issue will be credited to Your Policy at the Accumulation Unit value(s) determined for the Valuation Period in which it is received by us at our Home Office following the Date of Issue of the Policy. (See "Premium Payments.") The number of Accumulation Units credited is determined by dividing the Net Premium by the value of an Accumulation Unit computed at the end of the Valuation Period during which we receive the premium. Shares in each Fund elected by You will be purchased by the Separate Account at the net asset value next determined by the Fund following receipt of the Net Premium by the Company. Since each Fund has its own Accumulation Unit value, a Policyowner who has elected a combination of funding options will have Accumulation Units credited for each funding option.

The Total Account Value of Your Policy is determined by: (a) multiplying the total number of Accumulation Units credited to the Policy for each applicable funding option by its appropriate current Accumulation Unit value; (b) if You have elected a combination of funding options, totaling the resulting values;
(c) adding any values attributable to the Fixed Account; and (d) any values attributable to the Loan Account Value.

The number of Accumulation Units credited to a Policy for each funding option will not be changed by any subsequent change in the value of an Accumulation Unit. The number is increased by subsequent contributions or transfers into that funding option, and decreased by charges and withdrawals from that funding option.

There is no assurance that the Separate Account Value of the Policy will equal or exceed the premiums paid and allocated to the Separate Account.

You will be advised at least annually as to the number of Accumulation Units which remain credited to the Policy for each Fund, the current Accumulation Unit values, the Separate Account Value, the Fixed Account Value, and the Total Account Value.

Accumulation Unit Value

The value of an Accumulation Unit for any Valuation Period is determined by multiplying the value of an Accumulation Unit for the immediately preceding Valuation Period by the net investment factor for the current period for the appropriate Fund. The net investment factor equals the net investment rate plus
1.0000000. The net investment rate is determined separately for each Fund as follows:

The net investment rate equals (a) the net assets of the Fund held in Variable Life Account B at the end of a Valuation Period, minus (b) the net assets of the Fund held in Variable Life Account B at the beginning of that Valuation Period, plus or minus (c) taxes or provisions for taxes, if any, attributable to the operation of Variable Life Account B, divided by (d) the value of the Accumulation Units held by Variable Life Account B at the beginning of the Valuation Period, minus (e) a daily charge for mortality and expense risk and for administrative expenses in connection with these Policies. (See "Charges and Fees Associated with the Variable Funding Options.")

Maturity Value

The Maturity Value of the Policy is the Total Account Value on the Maturity Date, less the Loan Account Value and any unpaid accrued interest.

Surrender Value

The Surrender Value of Your Policy is the amount You can receive in cash by surrendering the Policy. All or part of the Surrender Value may be applied to one or more of the Settlement Options. (See "Surrender Charge.")

Policy Rights


Partial Surrenders

A partial surrender may be made at any time after the first Policy Year. If, at the time of a partial surrender Your Total Account Value is attributable to more than one funding option, the Surrender Charge (Corporate VUL only), transaction charge and the amount paid to You upon the surrender will be taken proportionately from the Accumulation Unit values in each funding option.

The amount of a partial surrender may not exceed the Surrender Value on the date the request is received and may not be less than $500.

Partial surrenders may only be made prior to election of a Settlement Option.

For an Option 1 Policy (see "Death Benefit Options"):

A partial surrender will reduce the Total Account Value, Death Benefit, and Specified Amount. The Specified Amount and Total Account Value will be reduced by equal amounts and will reduce any past increases in the reverse order in which they occurred.

For an Option 2 Policy (see "Death Benefit Options"):

A partial surrender will reduce the Total Account Value and the Death Benefit, but it will not reduce the Specified Amount.

For an Option 3 Policy (see "Death Benefit Options"):

A partial surrender will reduce the Total Account Value, Death Benefit, and Specified Amount. The Specified Amount and Total Account Value will be reduced by equal amounts and will reduce any past increases in the reverse order in which they occurred.

Payment of any amount due from the Separate Account Values on a full or partial surrender will be made within seven calendar days after we receive Your written request at our Home Office in a form satisfactory to us. Payment may be postponed when the New York Stock Exchange has been closed and for such other periods as the Commission may require. Additionally, for Corporate VUL II, payment may be postponed when trading on the New York Stock Exchange is restricted, when an emergency exists so that disposal of the securities held in the Funds is not reasonably practicable or it is not reasonably practicable to determine the value of the Funds' net assets; or during any other period when the SEC, by order, so permits for the protection of securityholders. Payment from the Fixed Account Values may be deferred up to 6 months, except when used to pay premiums to the Company.

The Specified Amount remaining in force after a partial surrender may not be less than $100,000. Any request for partial surrender that would reduce the Specified Amount below this amount will not be granted. In addition, if, following the partial surrender and the corresponding decrease in the Specified Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, the decrease may be limited to the extent necessary to meet the federal tax law requirements.

No Lapse Coverage - Corporate VUL only

A Corporate VUL Policy will not terminate during the five-year period after its Date of Issue or the Date of Issue of any increase if, on each Monthly Deduction Day within that period, the sum of premiums paid equals or exceeds: 1) the sum of the Minimum

Monthly Premiums for each Policy month from the Date of Issue, including the current month; plus, 2) any partial surrenders; plus 3) any increase in Loan Account Value since the Policy's Date of Issue or the effective date of any increase.

If, on each Monthly Deduction Day within the five-year period, the sum of premiums paid is less than the sum of items 1, 2, and 3 above, and the Surrender Value is insufficient to cover the current Monthly Deduction, the Grace Period provision will apply. (See "Grace Period.")

After the five-year period expires, and depending on the investment performance of the Funds, the Total Account Value may be insufficient to keep this Policy in force, and payment of an additional premium may be necessary, unless the Guaranteed Death Benefit provision is in effect.

Reinstatement of a Lapsed Policy

A lapse occurs if Your Monthly Deduction is greater than the Policy's Surrender Value and no payment to cover the deduction is made within the 61 days of our notifying You.

You can apply for reinstatement within five years after the date of lapse and before the Maturity Date. To reinstate Your Policy we will require satisfactory evidence of insurability and an amount sufficient to pay for the current Monthly Deductions, plus two additional Monthly Deductions.

For Corporate VUL only, if the Policy is reinstated within five years of the Policy's Date of Issue, or while the No Lapse Coverage provision (see "No Lapse Coverage") would be in effect if this Policy had not lapsed, all values, including the Loan Account Value, will be reinstated to the point they were on the date of lapse. However, the Guaranteed Death Benefit provision will not be reinstated.

For Corporate VUL II, and Corporate VUL when the No Lapse Coverage provision (see "No Lapse Coverage") has expired, the Policy will be reinstated on the Monthly Deduction Day following our approval. This Policy's Total Account Value at reinstatement will be the Net Premium paid less the Monthly Deduction due that day. Any Loan Account Value will not be reinstated, and the Guaranteed Death Benefit will not be reinstated.

If the Policy's Surrender Value less any Loan Account Value plus accrued interest is not sufficient to cover the full Surrender Charge at the time of lapse, the remaining portion of the Surrender Charge will also be reinstated at the time of Policy reinstatement.

Policy Loans

Unless otherwise required by state law, the maximum loan amount is 90% of the sum of the Fixed Account Value and the Separate Account Value less the surrender charge applicable at the time of the loan.

An amount equal to what You receive for a loan, together with any interest added to the loan for due and unpaid interest, as described below, will be added to the Loan Account Value.

Corporate VUL only

Loans taken during the first ten Policy Years are considered Nonpreferred loans. Beginning in the eleventh Policy Year, up to 10% of the maximum loan amount available at the beginning of a Policy Year can be taken as a Preferred loan during that Policy Year. Amounts borrowed that are in excess of the maximum loan amount available for a Preferred loan will be considered a nonpreferred loan.

Corporate VUL and Corporate VUL II

If a policy loan is requested, the amount to be borrowed will be withdrawn by Us from the funding options and Fixed Account Value in proportion to the value of the Policy attributable to each funding option and the Fixed Account. For Corporate VUL II and, subject to state approval for Corporate VUL, repayments on the loan will be allocated in proportion to the value withdrawn from the Fixed Account, if any, and to the variable funding options according to the Policyowner's then current premium allocations. If state approval has not been received for Corporate VUL, repayments on the loan will be allocated among the funding options in the same proportion as the loan was taken from the funding options. The Loan Account Value will be reduced by the amount of any loan repayment.

Interest on loans will accrue at an annual rate which will be the greater of:

1) The monthly average (i.e., the Composite Yield on Corporate Bonds as published by Moody's Investors Service, Inc.) for the calendar month which ends two months before the month in which the Policy Anniversary occurs, or

2) 5.0%.

Increases to the current interest rate may occur only when the maximum interest rate is at least .5% higher than the interest rate in effect for the prior Policy Year.

Decreases to the current interest rate will occur only when the maximum interest rate is at least .5% lower than the interest rate in effect for the prior Policy Year.

We will notify You of the current interest rate charged for a loan at the time the loan is made. If Your Policy has a loan outstanding, we will notify You of any change in the interest rate before the new rate becomes effective.

Interest is payable once a year on each anniversary of the loan, or earlier upon surrender, payment of proceeds, or maturity of a Policy. Any interest not paid when due becomes part of the loan and bears interest.

We will credit interest on the Loan Account Value. The Loan Account Value Nonpreferred loans under Corporate VUL, and all loans under Corporate VUL II will be credited interest, during any Policy Year, at an annual rate that is the interest rate charged on the loan minus 1% for Corporate VUL, and minus a rate not to exceed .90% for Corporate VUL II. However, in no case will the credited interest rate be less than 4.0% annually.

For Corporate VUL only, the Loan Account Value on Preferred loans will be credited interest at a rate equal to the interest rate charged. In no case will the credited interest rate be less than 5.0% annually.

Policy Changes

You may make changes to Your Policy as described below by submitting a written request to our Home Office in a form satisfactory to us.

Increases: You may increase the Specified Amount of Your Policy any time subject to the following conditions:

o Satisfactory evidence of insurability may be required.

For Corporate VUL,

o An increase in the Specified Amount will increase the Surrender Charge.

o The Minimum Monthly Premium will be increased when the Specified Amount is increased.

o An Increase in the Specified Amount will increase the Guaranteed Death Benefit amount and will increase the Guaranteed Death Benefit Premium.

o The 5 year period as described in the No Lapse Coverage provision will restart on the Date of Issue of an increase.

Decreases: Generally, You may decrease the Specified Amount of Your Policy; however, no decrease may reduce the Specified Amount below the minimum for the type of Policy (see "Death Benefit Options"), and the availability of decreases before the sixth Policy Year for Corporate VUL and before the eighth Policy Year for Corporate VUL II is subject to approval of this feature by state regulatory agencies and to the Company's satisfaction that the decrease is intended to meet a legitimate, non-insurance related business need of the Contractowner.

The following additional rules apply to Corporate VUL policies only:

o Any decrease in the Specified Amount will cause a decrease in the Guaranteed Death Benefit Premium. The Guaranteed Death Benefit Premium will be based on the new Specified Amount.

o Subject to state regulatory approval, at the time of a decrease, we will deduct a Surrender Charge from the Total Account Value. For this purpose, the Surrender Charge will be prorated according to the percentage the decrease amount bears to the Specified Amount before the decrease.

o Death Benefit Option Change

A Death Benefit Option change will be allowed, subject to the following conditions:

o The change will take effect on the Monthly Deduction Day on or next following the date on which the Company receives Your written request.

o Evidence of insurability may be required.

o For Corporate VUL only, the change in Death Benefit Option will not change the Surrender Charge, but will affect the Guaranteed Death Benefit amount and the Guaranteed Death Benefit Premium.

We will not allow a change in the Death Benefit Option if the Specified Amount will be reduced below the minimum.

o Changes from Option 1 to Option 2 are allowed at any time for Corporate VUL II and, subject to state regulatory approval, for Corporate VUL. If state regulatory approval has not been received, such changes are allowed for Corporate VUL only after the fifth Policy Year. The new Specified Amount will equal the Specified Amount less the Total Account Value at the time of the change.

o Changes from Option 2 to Option 1 are allowed at anytime. The new Specified Amount will equal the Specified Amount plus the Total Account Value as of the time of the change.

o Changes from Option 3 to 1 are allowed at anytime. The Specified Amount will be increased to equal the Specified Amount prior to the change plus the lesser of the Accumulated Premiums or the Total Account Value at the time of the change.

o Changes from Option 3 to 2 are allowed at any time for Corporate VUL II and, subject to state regulatory approval, for Corporate VUL. If state regulatory approval has not been received, such changes are allowed for Corporate VUL only after the fifth Policy Year. The Specified Amount will be reduced to equal the Specified Amount prior to the change minus the difference between the Total Account Value and the sum of the Accumulated Premiums at the time of the change.
o Changes from Options 1 or 2 to Option 3 are not allowed.

Right to Examine the Policy

The Policy has a Free-Look period during which You may examine the Policy. If for any reason You are dissatisfied, it may be returned to our Home Office for a refund. It must be returned within ten days after You receive the Policy and any written notice of withdrawal right, or within 45 days after You sign the application for the Policy, whichever occurs later. Some states provide a longer period of time to exercise these rights. Your Policy will indicate if you have more than 10 days to review the Policy. If You return (cancel) the Policy, we will pay a refund of (1) the difference between payments made and amounts allocated to the Separate Account, plus (2) the value of the amount allocated to the Separate Account as of the date the returned Policy is received by us, plus
(3) any fees imposed on the amounts allocated to the Separate Account. Some state laws require the refund equal all premiums paid, without interest. Refunds will usually occur within seven days of notice of cancellation, although a refund of premiums paid by check may be delayed until the check clears Your bank.

Death Benefit


The Death Benefit under the Policy will be paid in a lump sum within seven days after we receive due proof of the Insured's death (a certified copy of the death certificate), unless You or the beneficiary have elected that it be paid under one or more of the Settlement Options or such options as we may choose to make available in the future. Payment of the Death Benefit may be delayed if the Policy is being contested. (See "Settlement Options.")

While the Insured is living, You may elect a Settlement Option for the beneficiary and deem it irrevocable. You may revoke or change a prior election. The beneficiary may make or change an election within 90 days of the death of the Insured, unless You have made an irrevocable election. A beneficiary who has elected Settlement Option 1 may elect another option within two years after the Insured's death.

If the Policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any excess Death Benefit due will be paid as elected.

Policy Settlement


Settlement Options

Proceeds in the form of Settlement Options are payable by the Company upon the Insured's death, upon Maturity of the Policy, or upon election of one of the Settlement Options (after any applicable Surrender Charges have been deducted).

A written request may be made to elect, change, or revoke a Settlement Option before payments begin under any Settlement Option. This request must be in a form satisfactory to us, and will take effect upon its filing at our Home Office. If no Settlement Option has been elected by the Policyowner when the Death Benefit becomes payable to the beneficiary, that beneficiary may make the election. If the Policy has been assigned, we must consent to the election of any Settlement Option. We may refuse to permit a Settlement Option if the payee is not a natural person. Also, the Annuitant's age plus the number of years for which payments are guaranteed under a Settlement Option may not exceed 95.

The amount of the first payment for Settlement Options other than payment of interest on a sum left with us (whether on a fixed or variable basis) is determined, based on the option chosen, using the annuity rates specified in the Policy. This rate is the same regardless of whether an Annuitant is male or female.

There may be different tax consequences associated with the various Settlement Options.

The following are the currently available Settlement Options (others may become available):

Settlement Options For Corporate VUL

Option 1 - Payment of interest on the sum left with us;

Option 2 - Payments for a stated number of years, at least three but no more than thirty. If variable payments are selected for this option, you may withdraw all or a portion of the remaining payments at any time.

Option 3 - Payments for the lifetime of the payee. If also chosen, we will guarantee payments for 60, 120, 180 or 240 months; or

Option 4 - Payments during the joint lifetimes of two payees. At the death of either, payments will continue to the survivor. When this option is chosen, a choice must be made of:

a) 100% of the payment to continue to the survivor;

b) 66-2/3% of the payment to continue to the survivor;

c) 50% of the payment to continue to the survivor;

d) Payments for a minimum of 120 months, with 100% of the payment to continue to the survivor; or

e) 100% of the payment to continue to the survivor if the survivor is the payee, and 50% of the payment to continue to the survivor if the survivor is the second payee.

In most states, no election may be made that would result in a first payment of less than $25 or that would result in total yearly payments of less than $120. If the value of the Policy is insufficient to elect an option for the minimum amount specified, a lump-sum payment must be elected.

Proceeds applied under Option 1 will be held by us in the General Account. Proceeds in the General Account will be used to make payments on a fixed-dollar basis. We will add interest to such proceeds at an annual rate of not less than 3.0%. We may add interest daily at any higher rate.

Under Option 1, the payee may later tell the Company to (a) pay to him or her a portion of all of the sum held by the Company; or (b) apply a portion of all of the sum held by the Company to another Settlement Option.

Proceeds applied under Settlement Options 2, 3 and 4 will be held at the election of You or Your beneficiary: (a) in a fixed annuity using the General Account; or (b) in Variable Annuity Account B, invested in one or more of the available investment options; or (c) a mix of (a) and (b). Proceeds held in Variable Annuity Account B will be used to make payments on a variable basis.

Settlement Options For Corporate VUL II

Options 1, 2 and 3 described below are available on either a fixed payment or a variable payment basis.

For a fixed Settlement Option, the amount of the first and each subsequent payment is the same. That amount will be based on an interest rate of at least 3%.

If our then current settlement option rate would provide higher payments on a comparable fixed payment annuity at the time payments commence, we also will use the higher rate for fixed Settlement Options under a Policy.

Except to the extent noted below for Option 1, no withdrawals from or changes of a Settlement Option may be made under Options 1, 2 and 3 once payments begin.

Option 1 - Payments for a stated number of years, but no more than thirty. The period must be for at least five years, but if variable payments are selected, you may withdraw all or a portion of the remaining payments at any time.

Option 2 - Payments for the lifetime of the Annuitant. If also chosen, we will guarantee payments for a number of years from 5 to 30 or a "cash refund" upon the Annuitant's death. The cash refund election is available only if all amounts allocated to this Option 2 are on a fixed basis and are subject to that election. The amount of the cash refund is the difference between the amount applied to this annuity option at the time of settlement and the total amount of payments received under the option prior to the Annuitant's death.

Option 3 - Life Income Based Upon the Lives of Two Annuitants - payments during the joint lifetimes of two Annuitants. Payments will continue until both Annuitants have died. When this option is chosen, a choice must be made of (a) 100%, 662/3% or 50% of the payment to continue after the first death; (b) payments for a minimum of 5 to 30 years, with 100% of the payment to continue after the first death; (c) 100% of the payment to continue to the surviving Annuitant if the survivor is the original payee, and 50% of the payment to continue to the survivor if the surviving Annuitant is the second payee; or (d) 100% of the payment to continue after the first death, with a "cash refund" feature comparable to that described for Option 2 above.

Option 4 - Payment of interest on the sum left with us at 3% or such higher rate as we may, in our sole discretion, declare. After commencement of this option, the payee may make a Written Request to receive all or a portion of the amount held under this option as a lump sum or have it applied to one or more of the other available Settlement Options.

Upon the death of the Annuitant(s), any remaining guaranteed payments will continue to the Beneficiary unless the Beneficiary elects to receive the present value of any remaining guaranteed payments in a lump sum. Such payments will be paid at least as rapidly as under the method of distribution then in effect. If the Beneficiary dies while receiving payments, the present value of any remaining guaranteed payments will be paid in one sum to the Beneficiary's estate.

Although the foregoing discussion of Settlement Options is in terms of monthly payments, you may elect to receive quarterly, semi-annual or annual payments instead.

No fixed or variable Settlement Option may be elected that would result in a first payment of less than $50 or that would result in total yearly payments of less than $250. If the proceeds payable are insufficient to elect an option for these minimum amounts, a lump-sum payment must be elected.

Calculation of Variable Payment Settlement Options Values

Variable Settlement Options will be supported by the then available Funds of the Company's Variable Annuity Account B (Account B), a separate account very similar to the Separate Account, except that Account B supports variable annuity benefits, rather than variable life insurance benefits. We reserve the right to impose a maximum limit of four Funds that can be used at any one time for a Settlement Option. We will provide an Account B prospectus in connection with selection of a Settlement Option. That prospectus will describe the available Funds, the cost and expenses of such Funds and the charges imposed on Account B. The available Funds may be, and the charges imposed on Account B are expected to be, different from those that relate to the Separate Account prior to commencement of a Settlement Option. Accordingly, you should review the Account B prospectus, as well as the prospectuses for Account B's underlying Funds, prior to selecting any variable payment Settlement Option.

You make transfers among Funds under our administrative procedures in effect at the time. Currently, we limit the number of transfers to four per calendar year, but we can change this limit in the future.

For a variable Settlement Option, the first payment is determined using an assumed interest rate of 3.5% or 5% as selected by the Policyowner or payee, as the case may be. Subsequent payments will vary based on Fund performance as discussed below. The initial payment will be higher if 5% is elected as the assumed interest rate; but subsequent payments will increase less with favorable fund performance (and decrease more with unfavorable Fund performance) than if 3.5% is elected.

The amount of each variable annuity payment after the first is determined pursuant to a formula described in the Policies that is generally used by actuaries for making such calculations. Generally speaking, if the total return of the Fund for any month, less a deduction currently equivalent to an annual rate of 1.25% for mortality and expense risks which we expect to result in a profit to us, exceeds the Settlement Option's assumed interest rate (3.5% or 5%, as discussed above), the next variable payment will be larger than the previous one. On the other hand, if the Fund's total return for any month, as so adjusted, is less than the assumed rate, the next variable payment will be smaller than the previous one.

Term Insurance Rider


The Policy can be issued with a Term Insurance Rider as a portion of the total Death Benefit. The Rider provides term life insurance on the life of the Insured, which is annually renewable to Attained Age 100 (up to 80 in New York for Corporate VUL II when the employer pays all premium). This rider will continue in effect unless explicitly canceled by the Policyowner. The Rider provides a vehicle for short-term insurance protection for Policyowners who desire lower required premiums under the Policy, in anticipation of growth in Total Account Value to fund life insurance coverage in later Policy Years. The amount of coverage provided under the Rider's Benefit Amount, varies from month to month.

Corporate VUL

The Benefit Amount is the greater of (a) or (b), where (a) is the Target Face Amount, which is an amount selected by You, or a percentage of the Total Account Value as described in the Policy if that percentage is greater than the Target Face Amount; less (i) the greater of the Policy's Specified Amount and Total Account Value, if Death Benefit Option 1 is in effect; or (ii) the Policy's Specified Amount plus the Total Account Value, if Death Benefit Option 2 is in effect; or (iii) the Policy's Specified Amount plus the Accumulated Premiums, if Death Benefit Option 3 is in effect; (b) is zero. The result of Death Benefit Option 3 will never be greater than the result of Death Benefit Option 2. We may limit the Target Face Amount selected.

Corporate VUL II

The Benefit Amount is the Target Face Amount minus the Specified Amount. However, if the Death Benefit of the Policy is defined as a percentage of the Total Account Value, the Benefit Amount is zero.

The cost of the Rider is added to the Monthly Deductions, and is based on the Insured's premium class and Attained Age for Corporate VUL, or the Insured's premium class, Issue Age and the number of Policy Years elapsed for Corporate VUL II. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the Rider for that Policy Year. For Corporate VUL only, the cost for this Rider is added to our calculation of the Minimum Monthly Premium for no lapse protection and to our calculation of the Guaranteed Death Benefit Premium.

If the Policy's Death Benefit increases as a result of an increase in Total Account Value (see "Life Insurance Qualification"), the Rider's Target Death Benefit will be reduced by an equivalent amount to maintain the total desired Death Benefit.

The Rider's Death Benefit is included in the total Death Benefit paid under the Policy. (See "Death Benefit Options.")

The Company


Aetna Life Insurance and Annuity Company is a stock life insurance company organized under the insurance laws of the State of Connecticut in 1976. Through a merger, it succeeded to the business of Aetna Variable Annuity Life Insurance Company (formerly Participating Annuity Life Insurance Company organized in
1954). The Company is engaged in the business of issuing life insurance policies and annuity contracts in all states of the United States. The Company is a wholly owned subsidiary of Aetna Retirement Holdings, Inc., which is in turn a wholly owned subsidiary of Aetna Retirement Services, Inc. and an indirect wholly owned subsidiary of Aetna Inc.

The Company is registered as an investment adviser under the Investment Advisers Act of 1940. It is also registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

Directors & Officers


                                                   Business Experience
Name and Address*     Position with Company        During Past 5 Years
Thomas J.             Director, President and      President (since September 1997),
McInerney             Chairman, Executive          Aetna Life Insurance and Annuity
                      Committee (Principal         Company; President (since
                      Executive Officer)           September 1997), Aetna Insurance
                                                   Company of America; Director and
                                                   President (since September 1997),
                                                   Aetna Retirement Holdings, Inc.;
                                                   President (since August 1997),
                                                   Aetna Retirement Services, Inc.;
                                                   Executive Vice President (since
                                                   August 1997), Aetna Inc., Aetna
                                                   Services, Inc. and Aetna Life
                                                   Insurance Company; Vice President,
                                                   Strategy (March 1997 - August
                                                   1997) Aetna Inc., Aetna Services,
                                                   Inc. and Aetna Life Insurance
                                                   Company; Vice President, Sales
                                                   (December 1996 - March 1997) and
                                                   Vice President National Accounts
                                                   (April 1996 - March 1997), Aetna US
                                                   Healthcare Inc.; Vice President,
                                                   Strategy, Finance, & Administration
                                                   (July 1995 - April 1996), Aetna Inc.;
                                                   Vice President, Guaranteed Products
                                                   (November 1992 - July 1995), Aetna
                                                   Life Insurance Company.

Shaun P. Mathews      Director and Senior Vice     Senior Vice President, Product
                      President                    Management (since September
                                                   1997); Vice President, Products
                                                   Group (February 1996 -
                                                   September 1997); Senior Vice
                                                   President, Strategic Markets and
                                                   Products (February 1993 - February
                                                   1996); Senior Vice President,
                                                   Mutual Funds.

                                                    Business Experience
Name and Address*     Position with Company         During Past 5 Years
Catherine Hale        Director, Chief Financial     Chief Financial Officer and Senior
Smith                 Officer and Senior Vice       Vice President, Strategy and
                      President                     Finance (Since February 1998),
                                                    Aetna Life Insurance and Annuity
                                                    Company; Chief Financial Officer
                                                    (since February 1998), Aetna
                                                    Retirement Services, Inc.; Vice
                                                    President, Strategy, Finance and
                                                    Administration, Financial Relations
                                                    (September 1996 - February 1998),
                                                    Aetna Inc.; Chief of Staff, Health/
                                                    Group Life, Strategy and
                                                    Communication (April 1993 -
                                                    September 1996).

Kirk P. Wickman       Vice President, General       Vice President, General Counsel and
                      Counsel and Corporate         Corporate Secretary (since Secretary
                      Secretary                     November 1996), Aetna Life
                                                    Insurance and Annuity Company;
                                                    Vice President and Counsel (June
                                                    1992 - November 1996), Aetna Life
                                                    Insurance Company.

Deborah Koltenuk      Vice President and            Vice President and Treasurer,
                      Treasurer, Corporate          Corporate Controller (since July
                      Controller                    1996), Aetna Life Insurance and
                                                    Annuity Company; Vice President
                                                    and Treasurer, Corporate Controller
                                                    (since July 1996), Aetna Retirement
                                                    Holdings, Inc.; Vice President,
                                                    Investment Financial Reporting and
                                                    Securities Operations (April 1996 -
                                                    July 1996), Aetna Life Insurance
                                                    Company; Vice President,
                                                    Investment Planning and Financial
                                                    Reporting (October 1994 - April
                                                    1996), The Aetna Casualty and
                                                    Surety Company and The Standard
                                                    Fire and Insurance Company;
                                                    Assistant Vice President, Finance
                                                    and Administration (June 1994 -
                                                    October 1994), Aetna Life Insurance
                                                    Company; Controller (September
                                                    1993 - June 1994), Aetna
                                                    Information Technology; Assistant
                                                    Vice President (December 1990 -
                                                    September 1993), Aetna Life and
                                                    Casualty Company.

                                                        Business Experience
Name and Address*          Position with Company        During Past 5 Years
Therese A. Squillacote     Vice President and Chief     Vice President and Chief
                           Compliance Officer           Compliance Officer (since December
                                                        1998), Aetna Life Insurance and
                                                        Annuity Company; Vice President,
                                                        Compliance (since March 1998),
                                                        Aetna Financial Services, Inc.;
                                                        Compliance Manager (May 1997 to
                                                        December 1998), Aetna Life
                                                        Insurance and Annuity Company;
                                                        Registered Principal (since July
                                                        1997), Aetna Investment Services,
                                                        Inc.; Director, Compliance
                                                        (December 1995 to May 1997),
                                                        Connecticut General Life Insurance
                                                        Company; Registered Principal
                                                        (December 1995 to May 1997),
                                                        CIGNA Financial Advisors, Inc.;
                                                        Chief Compliance Officer
                                                        (September 1998 to December
                                                        1995), G.R. Phelps & Co., Inc., Chief
                                                        Compliance Officer (December 1992
                                                        to December 1995), Connecticut
                                                        Mutual Financial Services, Inc.


* The address of all Directors and Officers listed is 151 Farmington Avenue, Hartford, Connecticut.

These individuals may also be directors and/or officers of other affiliates of the Company.

Directors, officers and employees of the Company are covered by a blanket fidelity bond in the amount of $60 million issued by Aetna Casualty and Surety Company.

Additional Information


Reports to Policyowners

Within 30 days after each Policy Anniversary and before proceeds are applied to a Settlement Option, we will send You a report containing the following information:

1) A statement of changes in the Total Account Value and Surrender Value since the prior report or since the Date of Issue, if there has been no prior report. This includes a statement of Monthly Deductions and investment results and any interest earnings for the report period;

2) Surrender Value, Death Benefit, and any Loan Account Value as of the Policy Anniversary;

3) A projection of the Total Account Value, Loan Account Value and Surrender Value as of the succeeding Policy Anniversary.

If You have Policy values funded in a Separate Account You will receive, in addition, such periodic reports as may be required by the SEC.

Some state laws require additional reports; these requirements vary from state to state.

Right to Instruct Voting of Fund Shares

In accordance with our view of present applicable law, we will vote the shares of each of the Funds held in each Separate Account. The votes will be cast at meetings of the shareholders of the Fund and will be based on instructions received from Policyowners. However, if the Investment Company Act of 1940 or any regulations thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Fund in our own right, we may elect to do so.

The number of Fund shares which each Policyowner is entitled to direct a vote is determined by dividing the portion of Total Account Value attributable to a Fund, if any, by the net asset value of one share in the Fund. During the Settlement Option period, the number of votes is determined by dividing the Valuation Reserve (as defined below) attributable in the Fund, if any, by the net asset value of one share of the Fund. Fractional votes will be counted. Where the value of the Total Account Value or the Valuation Reserve relates to more than one Fund, the calculation of votes will be performed separately for each Fund. The Valuation Reserve is established pursuant to the insurance laws of Connecticut to measure voting rights during the Settlement Option period and the value of a commutation right, if available, under Settlement Option 2 when elected on a variable basis.

The number of shares which a person has a right to vote will be determined as of a date to be chosen by us, but not more than 90 days before the meeting of the Fund. Voting instructions will be solicited by written communication at least 14 days before such meeting.

Fund shares for which no timely instructions are received, and Fund shares which are not otherwise attributable to Policyowners, will be voted by us in the same proportion as the voting instructions which are received for all Policies participating in each Fund through Variable Life Account B.

Policyowners having a voting interest will receive periodic reports relating to the Fund, proxy material and a form for giving voting instructions.

Disregard of Voting Instructions

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objectives of a Fund or to approve or disapprove an investment advisory contract for a Fund. In addition, we may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policy or the investment adviser of the Fund if we reasonably disapprove of such changes.

A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we determined that the change would have an adverse effect on the Separate Accounts in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.

State Regulation

We are subject to regulation and supervision by the Insurance Department of the state of Connecticut, which periodically examines our affairs. We are also subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business. The Policies have been approved by the Insurance Department of the state of Connecticut and in other jurisdictions where they are offered.

We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business, for the purposes of determining solvency and compliance with local insurance laws and regulations.

Legal Matters

The Company knows of no material legal proceedings pending to which the Separate Account is a party or which would materially affect the Separate Account.

The legal validity of the securities described in the Prospectus has been passed on by Counsel of the Company.

The Registration Statement

A Registration Statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information set forth in the Registration Statement, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees.

Distribution of the Policies

We offer the Policies through life insurance salespersons and certain Home Office sales employees. Such persons are registered representatives of Aetna Investment Services, Inc., a wholly owned subsidiary of the Company, (which is a registered broker-dealer), or of other registered broker-dealers which have entered into distribution agreements with the Company. For Corporate VUL, the maximum commission payable by the Company to salespersons and their supervising broker-dealers for Policy distribution is 50% of the Guaranteed Death Benefit Premium to age 80, or, in the event of an increase in the Specified Amount, 50% of the Guaranteed Death Benefit Premium to age 80, attributable to the increase.

For Corporate VUL II, maximum commission will equal 15% of the sum of first-year premiums up to Target Premium. In Policy Years two through five, maximum commission will equal 10% of the sum of premiums paid for each Policy Year up to the Target Premium. During Policy Years one through five, we will also pay a maximum of 3% of the sum of premiums paid each year in excess of the Target Premium. For each of Policy Years six and seven, maximum commission will equal 3% of the premiums paid, and an amount equal to .10% of the Total Account Value less any Loan Account Value as of the end of each month. For Policy Year eight and each year thereafter, maximum commission will equal .20% of Total Account Value less any Loan Account Value as of the end of each month.

In particular circumstances, we may also pay certain of these professionals for their administrative expenses. In addition, some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars. Supervisory and other management personnel of the Company may receive compensation that will vary based on the relative profitability of the Company of the funding options you select. Funding options that invest in Funds advised by the Company or its affiliates are generally more profitable to the Company. The Company may be deemed to be an underwriter for purposes of the federal securities laws.

The registered representative may be required to return all or part of any commission if the Policy is not continued for a certain period.

Application forms are completed by the applicant and forwarded to the Company for acceptance. Upon acceptance, the Policy is prepared, executed by duly authorized officers of the Company, and forwarded to the Policyowner.

Corporate VUL Policies are offered for sale in all jurisdictions where we are authorized to do business except Guam, Puerto Rico, and the Virgin Islands.

We expect to offer Corporate VUL II Policies for sale in all jurisdictions where we are authorized to do business and the Policies are approved by state regulators except Guam, Puerto Rico and the Virgin Islands.

Records and Accounts

Andesa, TPA, Inc., Suite 102, 1621 N. Cedar Crest Boulevard, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Aetna Life Insurance and Annuity Company as it relates to the policies described in this Prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, surrenders and partial surrenders, fund allocation changes and transfers on behalf of the Company.

All records and accounts relating to the Separate Accounts and the Funds will be maintained by the Company. All financial transactions will be handled by the

Company. All reports required to be made and information required to be given will be provided by Andesa on behalf of the Company.

Independent Auditors

KPMG Peat Marwick LLP, CityPlace II, Hartford, Connecticut, are the independent auditors for the Separate Account and for the Company. The services provided to the Separate Account include primarily the examination of the Separate Account's financial statements and review of filings made with the SEC.

Year 2000

As a healthcare and financial services enterprise, Aetna Inc. (referred to collectively with its affiliates and subsidiaries as Aetna), is dependent on computer systems and applications to conduct its business. Aetna has developed and is currently executing a comprehensive risk-based plan designed to make its computer systems, applications and facilities Year 2000 ready. The plan covers four stages including (i) inventory, (ii) assessment, (iii) remediation and (iv) testing and certification. At year end 1997, Aetna, including the Company, had substantially completed the inventory and assessment stages. The remediation of mission-critical systems is currently underway and targeted for completion by December 31, 1998. Testing and certification of all systems and applications are targeted for completion by mid-1999. The costs of these efforts will not affect the Separate Account.

The Company, its affiliates and the mutual funds that serve as investment options for the Separate Account also have relationships with investment advisers, broker dealers, transfer agents, custodians or other securities industry participants or other service providers that are not affiliated with Aetna. Aetna, including the Company, is initiating communication with its critical external relationships to determine the extent to which Aetna may be vulnerable to such parties' failure to resolve their own Year 2000 issues. Where practicable Aetna and the Company will assess and attempt to mitigate their risks with respect to the failure of these parties to be Year 2000 ready. There can be no assurance that failure of third parties to complete adequate preparations in a timely manner, and any resulting systems interruptions or other consequences, would not have an adverse effect, directly or indirectly, on the Separate Account, including, without limitation, its operation or the valuation of its assets and units.

Tax Matters


General

The following is a discussion of the federal income tax considerations relating to the Policy. This discussion is based on the Company's understanding of federal income tax laws as they now exist and are currently interpreted by the Internal Revenue Service ("IRS"). These laws are complex, and tax results may vary among individuals. A person or persons contemplating the purchase of or the exercise of elections under the Policy described in this Prospectus should seek competent tax advice.

Federal Tax Status of the Company

The Company is taxed as a life insurance company in accordance with the Internal Revenue Code of 1986, as amended ("Code"). For federal income tax purposes, the operations of each Separate Account form a part of the Company's total operations and are not taxed separately, although operations of each Separate Account are treated separately for accounting and financial statement purposes.

Under existing federal income tax law, the Company believes that the Separate Account investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the contracts. Accordingly, the Company does not anticipate that it will incur any federal income tax liability attributable to the Separate Account. Therefore, the Company does not intend to make provisions for any such taxes. However, the Company reserves the right to make a deduction for such taxes should they be imposed with respect to such items in the future.

Life Insurance Qualification

As described more fully on page 18, Section 7702 of the Code includes a definition of life insurance for tax purposes. These rules generally place limits on the amount of premiums payable under the contract and the level of cash surrender value. In no event may the total of all premiums paid exceed the then-current maximum premium limitations established by federal law for a Policy to qualify as life insurance. If, at any time, a premium is paid which would result in total premiums exceeding such maximum premium limitation, we will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed and no further premiums will be accepted until allowed by the then-current maximum premium limitations prescribed by law. The Secretary of the Treasury has been granted authority to prescribe regulations to carry out the purposes of Section 7702, and proposed regulations governing mortality charges were issued in 1991. The Company believes that the Policy meets the statutory definition of life insurance. As such, and assuming the diversification standards of Section 817(h) (discussed below) are satisfied, then except in limited circumstances (a) death benefits paid under the Policy should generally be excluded from the gross income of the beneficiary for federal income tax purposes under Section 101(a)(1) of the Code, and (b) a Policyowner should not generally be taxed on the cash value under a Policy, including increments thereof, prior to actual receipt. The principal exceptions to these rules are corporations that are subject to the alternative minimum tax, and thus may be subject to tax on increments in the Policy's Total Account Value, and Policyowners who acquire a Policy in a "transfer for value" and thus can become subject to tax on the portion of the Death Benefit which exceeds the total of their cost of acquisition and subsequent premium payments.

The Company intends to comply with any future final regulations issued under Sections 7702 and 817(h) of the Code, and therefore reserves the right to make such changes as it deems necessary to ensure such compliance. Any such changes will apply uniformly to affected Policyowners and will be made only after advance written notice.

General Rules

Upon the surrender or cancellation of any Policy, whether or not it is a Modified Endowment Contract, the Policyowner will be taxed on the Surrender Value only to the extent that it exceeds the gross premiums paid less prior untaxed withdrawals. The amount of any unpaid Policy Loans will, upon surrender, be added to the Surrender Value and will be treated for this purpose as if it had been received.

Assuming the Policy is not a Modified Endowment Contract, the proceeds of any Partial Surrenders are generally not taxable unless the total amount received due to such surrenders exceeds total premiums paid less prior untaxed Partial Surrender amounts. However, Partial Surrenders made within the first 15 Policy Years may be taxable in certain limited instances where the Surrender Value plus any unpaid Policy debt exceeds the total premiums paid less the untaxed portion of any prior Partial Surrenders. This result may occur even if the total amount of any Partial Surrenders does not exceed total premiums paid to that date.

Loans received under the Policy will ordinarily be considered indebtedness of the Policyowner, and assuming the Policy is not considered a Modified Endowment Contract, Policy Loans will not be treated as current distributions subject to tax. Generally, amounts of loan interest paid by individuals will be considered nondeductible "personal interest."

Modified Endowment Contracts

A class of contracts known as "Modified Endowment Contracts" has been created under Section 7702A of the Code. The tax rules applicable to loan proceeds and proceeds of a Partial Surrender of any Policy that is considered to be a Modified Endowment Contract will differ from the general rules noted above.

A contract will be considered a Modified Endowment Contract if it fails the "7-pay test." A Policy fails the 7-pay test if, at any time in the first seven Policy Years, the amount paid into the Policy exceeds the amount that would have been paid had the Policy provided for the payment of seven (7) level annual premiums. In the event of a distribution under the Policy, the Company will notify the Policyowner if the Policy is a Modified Endowment Contract.

In addition, each Policy is subject to the 7-pay test during the first seven Policy Years following the time a material change takes effect. A material change, for these purposes, includes the exchange of a life insurance policy for another life insurance policy or the conversion of a term life insurance policy into a whole life or universal life insurance policy. In addition, an increase in the future benefits provided constitutes a material change unless the increase is attributable to (1) the payment of premiums necessary to fund the lowest Death Benefit payable in the first seven Policy Years or (2) the crediting of interest or other earnings with respect to such premiums. A reduction in death benefits during the first seven Policy Years may also cause a Policy to be considered a Modified Endowment Contract.

If the Policy is considered to be a Modified Endowment Contract, the proceeds of any Partial Surrenders, any Policy Loans and most assignments will be currently taxable to the extent that the Policy's Total Account Value immediately before payment exceeds gross premiums paid (increased by the amount of loans previously taxed and reduced by untaxed amounts previously received). These rules may also apply to Policy Loans or Partial Surrender proceeds received during the two-year period prior to the time that a Policy becomes a Modified Endowment Contract. If the Policy becomes a Modified Endowment Contract, it may be aggregated with other Modified Endowment Contracts purchased by You from the Company (and its affiliates) during any one calendar year for purposes of determining the taxable portion of withdrawals from the Policy.

A penalty tax equal to 10% of the amount includable in income will apply to the taxable portion of the proceeds of any Policy Surrender or Policy Loan received by any Policyowner of a Modified Endowment Contract who is not an individual. Taxable policy distributions made to an individual who has not reached the age of 59-1/2 will also be subject to the penalty tax unless those distributions are attributable to the individual becoming disabled, or are part of a series of equal periodic payments made not less frequently than annually for the life or life expectancy of such individual (i.e., an annuity).

Diversification Standards

Section 817(h) of the Code provides that separate account investments (or the investments of a mutual fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as life insurance. The Treasury Department has issued regulations prescribing the diversification requirements in connection with variable contracts. The Separate Account, through the Funds, intends to comply with these requirements.

Investor Control

In certain circumstances, owners of variable contracts may be considered the owners for federal income tax purposes of the assets of the separate account used to support their contracts. In those circumstances, income and gains from separate account assets would be includable in the variable contractowner's gross income. In several rulings published prior to the enactment of Section 817(h), the IRS stated that a variable contractowner will be considered the owner of separate account assets if the contractowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations under Section 817(h) concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., You), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which Policyowners may direct their investments to particular Funds without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

The ownership rights under the Policy are similar to, but different in certain respects from those described by the IRS in pre-Section 817(h) rulings in which it was determined that Policyowners were not owners of separate account assets. For example, a Policyowner has additional flexibility in allocating premium payments and account values. While the Company does not believe that these differences would result in a Policyowner being treated as the owner of a pro rata portion of the assets of the Separate Account, there is no regulation or ruling of the IRS that confirms this conclusion. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary or to limit the number of variable options available to attempt to prevent a Policyowner from being considered the owner of a pro rata share of the assets of the Separate Account.

Other Tax Considerations

Business-owned life insurance may be subject to certain additional rules.
Section 264(a)(1) of the Code generally prohibits employers from deducting premiums on policies covering officers, employees or other financially interested parties where the employer is a beneficiary under the Policy. Additions to the Policy's Total Account Value may also be subject to tax under the corporation alternative minimum tax provisions. In addition, Section 264(a)(4) of the Code limits the Policyowner's deduction for interest on loans taken against life insurance covering the lives of officers, employees, or others financially interested in the Policyowner's trade or business. Under current tax law, interest may generally be deducted on an aggregate total of $50,000 of loans per covered life only with respect to life insurance policies covering each officer, employee or others who may have a financial interest in the Policyowner's trade or business and are considered key persons.

Generally, a key person means an officer or a 20 percent owner. However, the number of key persons will be limited to the greater of (a) 5 individuals, or
(b) the lesser of 5 percent of the total officers and employees of the taxpayer or 20 individuals. Deductible interest for these contracts will be capped based on applicable Moody's Corporate Bond Rate. Section 264 (f) denies a deduction for a portion of a Policyowner's otherwise deductible interest that is allocable to unborrowed policy cash values. The nondeductible interest amount is the amount that bears the same ratio to such interest as the company's average unborrowed cash values of life insurance and annuity policies issued after June 8, 1997 bears to the sum of the average unborrowed cash values of policies plus the average adjusted tax basis of other assets owned by the company. This provision does not apply to policies in which the insured is a 20 percent owner, officer, director or employee of the business, including policies jointly covering such individual and his or her spouse. The rule also will not apply where the Policyowner is a natural person, unless a trade or business is directly or indirectly the beneficiary of the policy.

Depending on the circumstances, the exchange of a policy, a change in the Policy's Death Benefit Option, a Policy Loan, a Full or Partial Surrender, a change in Ownership or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, estate, inheritance and other tax consequences of policy ownership, premium payments and receipt of policy proceeds depend on the circumstances of each Policyowner or beneficiary. Any person concerned about these tax implications should consult a competent tax advisor before initiating any transaction.

Misc. Policy Provisions


The Policy

The Policy which You receive and the application You make when You purchase the Policy are the whole contract. A copy of the application is attached to the Policy when it is issued to You. Any application for changes, once approved by us, will become part of the Policy.

Payment of Benefits

All benefits are payable at our Home Office. We may require submission of the Policy before we grant loans, make changes or pay benefits.

Age

If age is misstated on the application, the amount payable on death will be that which would have been purchased by the most recent monthly deduction at the current age.

Incontestability

We will not contest coverage under the Policy after the Policy has been in force during the lifetime of the insured for a period of two years from the Policy's Date of Issue. Our right to contest coverage is not affected by the Guaranteed Death Benefit provision.

For coverage which takes effect on a later date (e.g., an increase in coverage), we will not contest such coverage after it has been in force during the lifetime of the Insured more than two years from its effective date.

Suicide

In most states, if the Insured commits suicide within two years from the Date of Issue, the only benefit paid will be the sum of:

a) premiums paid less amounts allocated to the Separate Account; and

b) the Separate Account Value on the date of suicide, plus the portion of the Monthly Deduction from the Separate Account Value, minus

c) the amount necessary to repay any loans in full and any interest earned on the Loan Account Value transferred to the Separate Account Value, and any surrenders from the Fixed Account.

If the Insured commits suicide within two years from the effective date of any increase in coverage, we will pay as a benefit only the Monthly Deduction for the increase, in lieu of the face amount of the increase.

All amounts described in (a) and (c) above will be calculated as of the date of death.

Coverage Beyond Maturity

You may, by written request at any time before the Maturity Date of this Policy, elect to continue coverage beyond the Maturity Date. At Age 100, the Separate Account Value will be transferred to the Fixed Account. If coverage beyond maturity is elected, we will continue to credit interest to the Total Account Value of this Policy. Monthly Deductions will be calculated with a Cost of Insurance rate equal to zero. (This provision is not available in certain states including New York.)

At this time, uncertainties exist regarding the tax treatment of the Policy should it continue beyond the Maturity Date. You should therefore consult with Your tax advisor prior to making this election. (See "Tax Matters.")

Nonparticipation

The Policy is not entitled to share in the divisible surplus of the Company. No dividends are payable.

                                   Appendix A

Illustrations of Death Benefit, Total Account Values and Surrender Values, Corporate VUL

The following tables illustrate how the Death Benefit, Total Account Values and Surrender Values of a Policy change with the investment experience of the variable funding options. The tables show how the Death Benefit, Total Account Values, and Surrender Values of a Policy issued to an insured of a given age and a given premium would vary over time if the investment return on the assets held in each Fund were a uniform, gross, after tax annual rate of 0%, 6%, and 12%, respectively.

Tables I, II, V and VI illustrate Policies issued on a unisex basis, age 45, in the nonsmoker rate class for simplified issue underwriting. Tables III, IV, VII and VIII illustrate Policies issued on a unisex basis, age 45 in the nonsmoker rate class for guaranteed issue underwriting. Tables I through IV show values under the Guideline Premium Test for the definition of life insurance, and Tables V through VIII show values under the Cash Value Accumulation Test for the definition of life insurance. The Death Benefit, Total Account Values, and Surrender Values would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12%, respectively, over a period of years, but fluctuated above and below those averages for individual Policy Years.

The second column of each table shows the accumulated values of the premiums paid at an assumed interest rate of 5%. The third through fifth columns illustrate the Death Benefit of a Policy over the designated period. The sixth through eighth columns illustrate the Total Account Values, while the ninth through the eleventh columns illustrate the Surrender Values of each Policy over the designated period. Tables I, III, V and VII assume that the maximum Cost of Insurance allowable under the Policy are charged in all Policy Years. These tables also assume that the maximum allowable mortality and expense risk charge of 0.90% on an annual basis, the maximum allowable administrative expense charge of 0.50% on an annual basis, and the maximum allowable premium load of 10% up to the first year's Guaranteed Death Benefit Premium to age 80 and 5% over the Guaranteed Death Benefit Premium to age 80, are assessed in the first Policy Year and 5% on all premium in all Policy Years thereafter. Tables II, IV, VI and VIII assume that the current scale of Cost of Insurance Rates applies during all Policy Years. These tables also assume the current mortality and expense risk charge of 0.70% on an annual basis for the first 10 Policy Years and 0.20% for Policy Years 11 and thereafter, the current administrative expense charge of 0.30% on an annual basis, and the current premium load of 7% up to the first year's Guaranteed Death Benefit Premium to age 80 and 2% over the Guaranteed Death Benefit Premium to age 80 are assessed in the first Policy Year and 2% on all premium in all Policy Years thereafter.

The amounts shown for Death Benefit, Surrender Values, and Total Account Values reflect the fact that the net investment return is lower than the gross, after tax return on the assets held in each Fund as a result of expenses paid by each Fund and Separate Account charges levied.

The values shown take into account the daily investment advisory fee and other Fund expenses paid by each Fund. See the individual prospectuses for each Fund for more information.

In addition, these values reflect the application of the mortality and expense risk charge, premium load and administrative expense charge described above. After deduction of these amounts, the illustrated net annual return is -2.05%, 3.95% and 9.95% on the maximum charge basis for all years. The illustrated net annual return on a current charge basis is -1.65%, 4.35% and 10.35% for Policy Years 1-10 and -1.15%, 4.85% and 10.85% for Policy Years 11 and thereafter.

A weighted average has been used for the illustrations assuming that the Policyowner has invested in the Funds as follows: 7% in Aetna Balanced VP, Inc.; 10% in Aetna Bond VP; 10% in Aetna Growth and Income VP; 0% in the Aetna Index Plus Large Cap VP; 0% in the Aetna Value Opportunity VP; 0% in Aetna Growth VP; 0% in Aetna Small Company VP; 9% in Aetna Money Market VP; 13% in Fidelity VIP Fund II--Contrafund Portfolio; 2% in Fidelity VIP Fund II--Asset Manager Portfolio; 7% in Fidelity VIP Fund--Growth Portfolio; 0% in Fidelity VIP Fund--High Income Portfolio; 2% in Fidelity VIP Fund--Overseas Portfolio; 10% in Fidelity VIP Fund--Equity-Income Portfolio; 4% in the Janus Aspen Aggressive Growth Portfolio; 3% in Janus Aspen Balanced Portfolio; 2% in Janus Aspen Growth Portfolio; 8% in Janus Aspen Worldwide Growth Portfolio; 0% in Janus Aspen Flexible Income Portfolio; 0% in Oppenheimer Aggressive Growth Fund; 0% in Oppenheimer Growth and Income Fund; 0% in Oppenheimer Global Securities Fund; 0% in Oppenheimer Strategic Bond Fund; 7% in the Portfolio Partners MFS Emerging Equities Portfolio; 2% in the Portfolio Partners MFS Research Growth Portfolio; 0% in the Portfolio Partners MFS Value Equity Portfolio; 4% in the Portfolio Partners Scudder International Growth Portfolio; and 0% in the Portfolio Partners T. Rowe Price Growth Equity Portfolio.

The hypothetical values shown in the tables do not reflect any Separate Account charges for federal income taxes, since we are not currently making such charges. However, such charges may be made in the future, and in that event, the gross annual investment rate of return would have to exceed 0%, 6%, or 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefit, Total Account Values, and Surrender Values illustrated.

The tables illustrate the Policy Values that would result based upon the hypothetical investment rates of return if premiums were paid as indicated, if all Net Premiums were allocated to Variable Life Account B, and if no Policy loans have been made. The tables are also based on the assumptions that the Policyowner has not requested an increase or decrease in the Specified Amount of the Policy, and no partial surrenders have been made.

Upon request, we will provide an illustration based upon the proposed Insured's age, and underwriting classification, the Specified Amount or premium requested, the proposed frequency of premium payments and any available riders requested.

The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

                                    Table I



     FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY(1)
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                            $5,784.00 ANNUAL PREMIUM
                    GUIDELINE PREMIUM TEST - SIMPLIFIED ISSUE
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1


                Premiums             Death Benefit                  Total Account Value                Surrender Value
               Accumulated      Gross Annual Investment           Gross Annual Investment          Gross Annual Investment
                   at                 Returns of                        Returns of                        Returns of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                 6,073    500,000    500,000    500,000       3,364      3,620       3,877      3,088      3,344      3,601
 2                12,146    500,000    500,000    500,000       6,829      7,568       8,339      6,493      7,232      8,004
 3                18,220    500,000    500,000    500,000      10,094     11,541      13,115      9,796     11,243     12,817
 4                24,293    500,000    500,000    500,000      13,153     15,531      18,225     12,554     14,933     17,626
 5                30,366    500,000    500,000    500,000      16,003     19,534      23,701     15,490     19,021     23,188

 6                36,439    500,000    500,000    500,000      18,623     23,525      29,557     18,196     23,097     29,129
 7                42,512    500,000    500,000    500,000      20,995     27,482      35,812     20,653     27,140     35,470
 8                48,586    500,000    500,000    500,000      23,091     31,375      42,481     22,834     31,118     42,224
 9                54,659    500,000    500,000    500,000      24,885     35,170      49,581     24,714     34,999     49,410
10                60,732    500,000    500,000    500,000      26,355     38,840      57,139     26,355     38,840     57,139

15                91,098    500,000    500,000    500,000      28,065     54,241     103,135     28,065     54,241    103,135
20               121,464    500,000    500,000    500,000      16,306     59,617     167,098     16,306     59,617    167,098
25               151,830          0    500,000    500,000           0     41,453     259,174          0     41,453    259,174
30               182,196          0          0    500,000           0          0     408,050          0          0    408,050

20 (Age 65)      121,464    500,000    500,000    500,000      16,306     59,617     167,098     16,306     59,617    167,098

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    Table II


     FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY(1)
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                           CURRENT INSURANCE COSTS AND
                             CURRENT CHARGES ASSUMED
                            $5,784.00 ANNUAL PREMIUM
                    GUIDELINE PREMIUM TEST - SIMPLIFIED ISSUE
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1


                Premiums             Death Benefit                  Total Account Value                Surrender Value
               Accumulated      Gross Annual Investment           Gross Annual Investment          Gross Annual Investment
                   at                 Returns of                        Returns of                        Returns of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                 6,073    500,000    500,000    500,000       3,553      3,819       4,087      3,103      3,369      3,637
 2                12,146    500,000    500,000    500,000       7,217      7,990       8,797      6,708      7,481      8,288
 3                18,220    500,000    500,000    500,000      10,694     12,214      13,866     10,222     11,742     13,394
 4                24,293    500,000    500,000    500,000      13,974     16,481      19,319     13,376     15,883     18,720
 5                30,366    500,000    500,000    500,000      17,105     20,841      25,248     16,592     20,328     24,735

 6                36,439    500,000    500,000    500,000      20,059     25,269      31,675     19,631     24,842     31,247
 7                42,512    500,000    500,000    500,000      22,847     29,779      38,665     22,505     29,437     38,323
 8                48,586    500,000    500,000    500,000      25,405     34,307      46,216     25,149     34,050     45,959
 9                54,659    500,000    500,000    500,000      27,829     38,952      54,487     27,658     38,781     54,316
10                60,732    500,000    500,000    500,000      30,005     43,602      63,445     30,005     43,602     63,445

15                91,098    500,000    500,000    500,000      37,893     68,389     124,346     37,893     68,389    124,346
20               121,464    500,000    500,000    500,000      38,322     93,303     223,148     38,322     93,303    223,148
25               151,830    500,000    500,000    500,000      30,292    118,417     393,025     30,292    118,417    393,025
30               182,196    500,000    500,000    736,059       4,359    136,822     687,906      4,359    136,822    687,906

20 (Age 65)      121,464    500,000    500,000    500,000      38,322     93,303     223,148     38,322     93,303    223,148

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed. The current mortality and expense risk charges may be reduced from 0.70% to 0.20% in Policy Years 11 and thereafter. Beginning in Policy Years 11 and thereafter, the illustrated net annual return is -1.15%, 4.85%, and 10.85%.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                   Table III


     FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY(1)
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                         GUARANTEED INSURANCE COSTS AND
                             MAXIMUM CHARGES ASSUMED
                            $6,444.00 ANNUAL PREMIUM
                    GUIDELINE PREMIUM TEST - GUARANTEED ISSUE
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1


                Premiums             Death Benefit                  Total Account Value                Surrender Value
               Accumulated      Gross Annual Investment           Gross Annual Investment          Gross Annual Investment
                   at                 Returns of                        Returns of                        Returns of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                 6,766    500,000    500,000    500,000       3,948      4,240       4,533      3,639      3,930      4,223
 2                13,532    500,000    500,000    500,000       8,019      8,868       9,755      7,644      8,493      9,379
 3                20,299    500,000    500,000    500,000      11,881     13,553      15,369     11,548     13,219     15,036
 4                27,065    500,000    500,000    500,000      15,527     18,285      21,406     14,860     17,618     20,738
 5                33,831    500,000    500,000    500,000      18,957     23,065      27,907     18,384     22,493     27,335

 6                40,597    500,000    500,000    500,000      22,148     27,869      34,898     21,671     27,392     34,421
 7                47,363    500,000    500,000    500,000      25,083     32,677      42,409     24,702     32,296     42,027
 8                54,130    500,000    500,000    500,000      27,737     37,463      50,471     27,451     37,177     50,185
 9                60,896    500,000    500,000    500,000      30,084     42,196      59,118     29,893     42,005     58,927
10                67,662    500,000    500,000    500,000      32,102     46,852      68,394     32,102     46,852     68,394

15               101,493    500,000    500,000    500,000      36,535     68,076     126,439     36,535     68,076    126,439
20               135,324    500,000    500,000    500,000      27,644     81,451     211,948     27,644     81,451    211,948
25               169,155          0    500,000    500,000           0     75,352     345,520          0     75,352    345,520
30               202,986          0    500,000    617,032           0     24,279     576,666          0     24,279    576,666

20 (Age 65)      135,324    500,000    500,000    500,000      27,644     81,451     211,948     27,644     81,451    211,948

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    Table IV


     FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY(1)
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                           CURRENT INSURANCE COSTS AND
                             CURRENT CHARGES ASSUMED
                            $6,444.00 ANNUAL PREMIUM
                    GUIDELINE PREMIUM TEST - GUARANTEED ISSUE
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1


                Premiums             Death Benefit                  Total Account Value                Surrender Value
               Accumulated      Gross Annual Investment           Gross Annual Investment          Gross Annual Investment
                   at                 Returns of                        Returns of                        Returns of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                 6,766    500,000    500,000    500,000       4,158      4,462       4,766      3,656      3,959      4,263
 2                13,532    500,000    500,000    500,000       8,454      9,341      10,266      7,885      8,772      9,698
 3                20,299    500,000    500,000    500,000      12,554     14,306      16,209     12,027     13,779     15,683
 4                27,065    500,000    500,000    500,000      16,450     19,352      22,633     15,782     18,684     21,965
 5                33,831    500,000    500,000    500,000      20,189     24,528      29,638     19,617     23,956     29,066

 6                40,597    500,000    500,000    500,000      23,746     29,813      37,260     23,269     29,336     36,783
 7                47,363    500,000    500,000    500,000      27,131     35,222      45,577     26,749     34,841     45,196
 8                54,130    500,000    500,000    500,000      30,281     40,697      54,603     29,995     40,411     54,317
 9                60,896    500,000    500,000    500,000      33,292     46,337      64,513     33,101     46,146     64,322
10                67,662    500,000    500,000    500,000      36,051     52,035      75,295     36,051     52,035     75,295

15               101,493    500,000    500,000    500,000      47,026     83,331     149,535     47,026     83,331    149,535
20               135,324    500,000    500,000    500,000      49,625    116,187     271,560     49,625    116,187    271,560
25               169,155    500,000    500,000    559,804      40,301    149,213     482,590     40,301    149,213    482,590
30               202,986    500,000    500,000    898,008       7,614    175,689     839,260      7,614    175,689    839,260

20 (Age 65)      135,324    500,000    500,000    500,000      49,625    116,187     271,560     49,625    116,187    271,560

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed. The current mortality and expense risk charges may be reduced from 0.70% to 0.20% in Policy Years 11 and thereafter. Beginning in Policy Years 11 and thereafter, the illustrated net annual return is -1.15%, 4.85%, and 10.85%.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                     Table V


     FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY(1)
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                           GUARANTEED INSURANCE COSTS
                           AND MAXIMUM CHARGES ASSUMED
                            $5,784.00 ANNUAL PREMIUM
                 CASH VALUE ACCUMULATION TEST - SIMPLIFIED ISSUE
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1


                Premiums             Death Benefit                  Total Account Value                Surrender Value
               Accumulated      Gross Annual Investment           Gross Annual Investment          Gross Annual Investment
                   at                 Returns of                        Returns of                        Returns of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                 6,073    500,000    500,000    500,000       3,364      3,620       3,877      3,364      3,344      3,601
 2                12,146    500,000    500,000    500,000       6,829      7,568       8,339      6,829      7,232      8,004
 3                18,220    500,000    500,000    500,000      10,094     11,541      13,115     10,094     11,243     12,817
 4                24,293    500,000    500,000    500,000      13,153     15,531      18,225     13,153     14,933     17,626
 5                30,366    500,000    500,000    500,000      16,003     19,534      23,701     16,003     19,021     23,188

 6                36,439    500,000    500,000    500,000      18,623     23,525      29,557     18,623     23,097     29,129
 7                42,512    500,000    500,000    500,000      20,995     27,482      35,812     20,995     27,140     35,470
 8                48,586    500,000    500,000    500,000      23,091     31,375      42,481     23,091     31,118     42,224
 9                54,659    500,000    500,000    500,000      24,885     35,170      49,581     24,885     34,999     49,410
10                60,732    500,000    500,000    500,000      26,355     38,840      57,139     26,355     38,840     57,139

15                91,098    500,000    500,000    500,000      28,065     54,241     103,135     28,065     54,241    103,135
20               121,464    500,000    500,000    500,000      16,306     59,617     167,098     16,306     59,617    167,098
25               151,830          0    500,000    500,000           0     41,453     259,174          0     41,453    259,174
30               182,196          0          0    581,380           0          0     403,736          0          0    403,736

20 (Age 65)      121,464    500,000    500,000    500,000      16,306     59,617     167,098     16,306     59,617    167,098

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                   Table VI


     FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY(1)
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                           CURRENT INSURANCE COSTS AND
                             CURRENT CHARGES ASSUMED
                            $5,784.00 ANNUAL PREMIUM
                 CASH VALUE ACCUMULATION TEST - SIMPLIFIED ISSUE
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1


                Premiums             Death Benefit                  Total Account Value                Surrender Value
               Accumulated      Gross Annual Investment           Gross Annual Investment          Gross Annual Investment
                   at                 Returns of                        Returns of                        Returns of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                 6,073    500,000    500,000    500,000       3,553      3,819       4,087      3,103      3,369      3,637
 2                12,146    500,000    500,000    500,000       7,217      7,990       8,797      6,708      7,481      8,288
 3                18,220    500,000    500,000    500,000      10,694     12,214      13,866     10,222     11,742     13,394
 4                24,293    500,000    500,000    500,000      13,974     16,481      19,319     13,376     15,883     18,720
 5                30,366    500,000    500,000    500,000      17,105     20,841      25,248     16,592     20,328     24,735

 6                36,439    500,000    500,000    500,000      20,059     25,269      31,675     19,631     24,842     31,247
 7                42,512    500,000    500,000    500,000      22,847     29,779      38,665     22,505     29,437     38,323
 8                48,586    500,000    500,000    500,000      25,405     34,307      46,216     25,149     34,050     45,959
 9                54,659    500,000    500,000    500,000      27,829     38,952      54,487     27,658     38,781     54,316
10                60,732    500,000    500,000    500,000      30,005     43,602      63,445     30,005     43,602     63,445

15                91,098    500,000    500,000    500,000      37,893     68,389     124,346     37,893     68,389    124,346
20               121,464    500,000    500,000    500,000      38,322     93,303     223,148     38,322     93,303    223,148
25               151,830    500,000    500,000    624,734      30,292    118,417     390,458     30,292    118,417    390,458
30               182,196    500,000    500,000    945,312       4,359    136,822     656,466      4,359    136,822    656,466

20 (Age 65)      121,464    500,000    500,000    500,000      38,322     93,303     223,148     38,322     93,303    223,148

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed. The current mortality and expense risk charges may be reduced from 0.70% to 0.20% in Policy Years 11 and thereafter. Beginning in Policy Years 11 and thereafter, the illustrated net annual return is -1.15%, 4.85%, and 10.85%.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                   Table VII


     FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY(1)
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                         GUARANTEED INSURANCE COSTS AND
                             MAXIMUM CHARGES ASSUMED
                            $6,444.00 ANNUAL PREMIUM
                 CASH VALUE ACCUMULATION TEST - GUARANTEED ISSUE
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1


                Premiums             Death Benefit                  Total Account Value                Surrender Value
               Accumulated      Gross Annual Investment           Gross Annual Investment          Gross Annual Investment
                   at                 Returns of                        Returns of                        Returns of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                 6,766    500,000    500,000    500,000       3,948      4,240       4,533      3,639      3,930      4,223
 2                13,532    500,000    500,000    500,000       8,019      8,868       9,755      7,644      8,493      9,379
 3                20,299    500,000    500,000    500,000      11,881     13,553      15,369     11,548     13,219     15,036
 4                27,065    500,000    500,000    500,000      15,527     18,285      21,406     14,860     17,618     20,738
 5                33,831    500,000    500,000    500,000      18,957     23,065      27,907     18,384     22,493     27,335

 6                40,597    500,000    500,000    500,000      22,148     27,869      34,898     21,671     27,392     34,421
 7                47,363    500,000    500,000    500,000      25,083     32,677      42,409     24,702     32,296     42,027
 8                54,130    500,000    500,000    500,000      27,737     37,463      50,471     27,451     37,177     50,185
 9                60,896    500,000    500,000    500,000      30,084     42,196      59,118     29,893     42,005     58,927
10                67,662    500,000    500,000    500,000      32,102     46,852      68,394     32,102     46,852     68,394

15               101,493    500,000    500,000    500,000      36,535     68,076     126,439     36,535     68,076    126,439
20               135,324    500,000    500,000    500,000      27,644     81,451     211,948     27,644     81,451    211,948
25               169,155          0    500,000    551,307           0     75,352     344,567          0     75,352    344,567
30               202,986          0    500,000    774,850           0     24,279     538,091          0     24,279    538,091

20 (Age 65)      135,324    500,000    500,000    500,000      27,644     81,451     211,948     27,644     81,451    211,948

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                  Table VIII


     FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY(1)
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                           CURRENT INSURANCE COSTS AND
                             CURRENT CHARGES ASSUMED
                            $6,444.00 ANNUAL PREMIUM
                 CASH VALUE ACCUMULATION TEST - GUARANTEED ISSUE
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1


                Premiums             Death Benefit                  Total Account Value                Surrender Value
               Accumulated      Gross Annual Investment           Gross Annual Investment          Gross Annual Investment
                   at                 Returns of                        Returns of                        Returns of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                 6,766    500,000    500,000      500,000     4,158      4,462       4,766      3,656      3,959      4,263
 2                13,532    500,000    500,000      500,000     8,454      9,341      10,266      7,885      8,772      9,698
 3                20,299    500,000    500,000      500,000    12,554     14,306      16,209     12,027     13,779     15,683
 4                27,065    500,000    500,000      500,000    16,450     19,352      22,633     15,782     18,684     21,965
 5                33,831    500,000    500,000      500,000    20,189     24,528      29,638     19,617     23,956     29,066

 6                40,597    500,000    500,000      500,000    23,746     29,813      37,260     23,269     29,336     36,783
 7                47,363    500,000    500,000      500,000    27,131     35,222      45,577     26,749     34,841     45,196
 8                54,130    500,000    500,000      500,000    30,281     40,697      54,603     29,995     40,411     54,317
 9                60,896    500,000    500,000      500,000    33,292     46,337      64,513     33,101     46,146     64,322
10                67,662    500,000    500,000      500,000    36,051     52,035      75,295     36,051     52,035     75,295

15               101,493    500,000    500,000      500,000    47,026     83,331     149,535     47,026     83,331    149,535
20               135,324    500,000    500,000      500,000    49,625    116,187     271,560     49,625    116,187    271,560
25               169,155    500,000    500,000      754,114    40,301    149,213     471,321     40,301    149,213    471,321
30               202,986    500,000    500,000    1,124,268     7,614    175,689     780,742      7,614    175,689    780,742

20 (Age 65)      135,324    500,000    500,000      500,000    49,625    116,187     271,560     49,625    116,187    271,560

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed. The current mortality and expense risk charges may be reduced from 0.70% to 0.20% in Policy Years 11 and thereafter. Beginning in Policy Years 11 and thereafter, the illustrated net annual return is -1.15%, 4.85%, and 10.85%.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                  Appendix B

ILLUSTRATION OF DEATH BENEFIT, TOTAL ACCOUNT VALUES, AND SURRENDER VALUES, Corporate VUL II.

The following tables illustrate how the Death Benefit, Total Account Values and Surrender Values of a Policy change with the investment experience of the variable funding options. The tables show how the Death Benefit, Total Account Values, and Surrender Values of a Policy issued to an insured of a given age and a given premium would vary over time if the investment return on the assets held in each Fund were a uniform, gross, after tax annual rate of 0%, 6%, and 12%, respectively.

Tables I, II, VII, VIII, XIII and XIV illustrate Policies issued on a unisex basis, age 45, in the preferred nonsmoker rate class for fully underwriting issue. Tables III, IV, IX, X, XV and XVI illustrate Policies issued on a unisex basis, age 45 in the nonsmoker rate class for guaranteed issue underwriting. Tables V, VI, XI, XII, XVII and XVIII illustrate Policies issued on a unisex basis, age 45 in the nonsmoker rate class for simplified issue underwriting. Tables I through VI show values under the Guideline Premium Test for the definition of life insurance, and Tables VII through XII and XIII through XVIII show values under the Cash Value Accumulation Test for the definition of life insurance. The Death Benefit, Total Account Values, and Surrender Values would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12%, respectively, over a period of years, but fluctuated above and below those averages for individual Policy Years.

The second column of each table shows the accumulated values of the premiums paid at an assumed interest rate of 5%. The third through fifth columns illustrate the Death Benefit of a Policy over the designated period. The sixth through eighth columns illustrate the Total Account Values, while the ninth through the eleventh columns illustrate the Surrender Values of each Policy over the designated period. Tables I, III, V, VII, IX and XI relate to Policies issued outside of the state of New York and assume that the maximum Cost of Insurance allowable under the Policy are charged in all Policy Years. These tables also assume that the maximum allowable mortality and expense risk charge of 0.90% on an annual basis, the maximum allowable premium load of 15% up to the first year's Target Premium and 6% over the Target Premium, are assessed in the first Policy Year; the maximum allowable premium load of 10% up to the second year's Target Premium and 6% over the Target Premium, are assessed in the second through fifth Policy Year and 6% on all premium in all Policy Years thereafter, and an assumed Premium Tax charge of 1.75% on all premium in all Policy Years.

Tables XIII, XV, and XVII, relate to Policies issued in the state of New York and assume that the maximum Cost of Insurance allowable under the Policy is charged in all Policy Years. These tables also assume that the maximum allowable mortality and expense risk charge of 1.25% on an annual basis for the first ten Policy Years and 0.90% for Policy Years 11 and thereafter; the maximum allowable premium load of 15% up to the first year's Target Premium and 6% over the Target Premium are assessed in the first Policy Year, the maximum allowable premium load of 10% up to the second year's Target Premium and 6% over the Target Premium are assessed in the second through fifth Policy Year, and 6% on all premium in all Policy Years thereafter; and a maximum Premium Tax charge of 5.00% on all premium in all Policy Years.

Tables II, IV, VI, VIII, X, XII (for non-New York Policies), and XIV, XVI and XVIII (for New York Policies) assume that the current scale of Cost of Insurance Rates applies during all Policy Years. These tables also assume the current mortality and expense risk charge of 0.70% on an annual basis for the first 10 Policy Years and 0.35% for Policy Years 11 and thereafter, the current premium load of 10.5% up to the first year's Target Premium and 2.5% over the Target Premium are assumed in the first Policy Year, the current premium load of 7.5% up to the second through the fifth years' Target Premiums and 1.5% over the Target Premiums are assumed in the second through the fifth Policy Years, the current premium load of 3.5% up to the sixth and the seventh years' Target Premiums and 1.5% over the Target Premiums are assumed in the sixth and the seventh policy years, 1.5% on all premium in all Policy Years thereafter, and an assumed Premium Tax charge of 1.75% on all premium in all Policy Years.

The amounts shown for Death Benefit, Surrender Values, and Total Account Values reflect the fact that the net investment return is lower than the gross, after tax return on the assets held in each Fund as a result of expenses paid by each Fund and Separate Account charges levied.

The values shown take into account the daily investment advisory fee and other Fund expenses paid by each Fund. See the individual prospectuses for each Fund for more information.

In addition, these values reflect application of the mortality and expense risk charge, premium load and assumed premium tax charge described above. After deduction of these amounts, the illustrated net annual return is -1.55%, 4.45% and 10.45% on a maximum charge basis for non-New York Policies for all years. For New York Policies, the illustrated net annual return on a maximum charge basis is -1.90%, 4.10% and 10.10% for Policy Years 1-10 and -1.55%, 4.45%, and
10.45% for Policy Years 11 and thereafter. The illustrated net annual return on a current charge basis for both non-New York and New York Policies is -1.35%, 4.65% and 10.65% for Policy Years 1-10 and -1.00%, 5.00% and 11.00% for Policy
Years 11 and thereafter.

A weighted average has been used for the illustrations assuming that the Policyowner has invested in the Funds as follows: 7% in Aetna Balanced VP, Inc. 10% in Aetna Bond VP; 10% in Aetna Growth and

Income VP; 0% in the Aetna Index Plus Large Cap VP; 0% in Aetna Value Opportunity VP; 0% in Aetna Growth VP; 0% in Aetna Small Company VP; 9% in Aetna Money Market VP; 13% in Fidelity's Variable Insurance Products Fund II-- Contrafund Portfolio; 2% in Fidelity's Variable Insurance Products Fund II--Asset Manager Portfolio; 7% in Fidelity's Variable Insurance Products Fund--Growth Portfolio; 0% in Fidelity's Variable Insurance Products Fund--High Income Portfolio; 2% in Fidelity's Variable Insurance Products Fund--Overseas Portfolio; 10% in Fidelity's Variable Insurance Products Fund--Equity-Income Portfolio; 4% in the Janus Aspen Aggressive Growth Portfolio; 3% in Janus Aspen Balanced Portfolio; 2% in Janus Aspen Growth Portfolio; 8% in Janus Aspen Worldwide Growth Portfolio; X% in Janus Aspen Flexible Income Portfolio; 0% in Oppenheimer Capital Appreciation Fund; 0% in Oppenheimer Growth and Income Fund; 0% in Oppenheimer Global Securities Fund; 0% in Oppenheimer Strategic Bond Fund; 7% in the Portfolio Partners, Inc. MFS Emerging Equities Portfolio; 2% in the Portfolio Partners, Inc. MFS Research Growth Portfolio; 0% in the Portfolio Partners, Inc. MFS Value Equity

Portfolio; 4% in the Portfolio Partners, Inc. Scudder International Growth Portfolio; and 0% in the Portfolio Partners, Inc. T. Rowe Price Growth Equity Portfolio.

The hypothetical values shown in the tables do not reflect any Separate Account charges for federal income taxes, since we are not currently making such charges. However, such charges may be made in the future, and in that event, the gross annual investment rate of return would have to exceed 0%, 6%, or 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefit, Total Account Values, and Surrender Values illustrated.

The tables illustrate the Policy Values that would result based upon the hypothetical investment rates of return if premiums were paid as indicated, if all Net Premiums were allocated to Variable Life Account B, and if no Policy loans have been made. The tables are also based on the assumptions that the Policyowner has not requested an increase or decrease in the Specified Amount of the Policy, and no partial surrenders have been made.

Upon request, we will provide an illustration based upon the proposed Insured's age, and underwriting classification, the Specified Amount or premium requested, the proposed frequency of premium payments and any available riders requested.

The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

                                    Table I


                               NON-NEW YORK POLICY
     FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE II INSURANCE POLICY
                  UNISEX ISSUE AGE 45 PREFERRED NONSMOKER RISK
                               FULLY UNDERWRITTEN
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                            $8,897.00 ANNUAL PREMIUM
                             GUIDELINE PREMIUM TEST
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1


                Premiums             Death Benefit
               Accumulated   Guaranteed Annual Investment           Total Account Value               Cash Surrender Value
                   at                  Return of                Annual Investment Return of       Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- ----------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%    Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ------------
 1                 9,342    500,000    500,000       50,000     5,583      5,972        6,363     6,206      6,595        6,985
 2                19,151    500,000    500,000      500,000    11,416     12,573       13,778    11,884     13,040       14,245
 3                29,450    500,000    500,000      500,000    17,051     19,359       21,861     1,051     19,359       21,861
 4                40,265    500,000    500,000      500,000    22,473     26,323       30,669    22,473     26,323       30,669
 5                51,620    500,000    500,000      500,000    27,683     33,475       40,282    27,683     33,475       40,282

 6                63,542    500,000    500,000      500,000    33,026     41,188       51,175    33,026     41,188       51,175
 7                76,061    500,000    500,000      500,000    38,120     49,088       63,069    38,120     49,088       63,069
 8                89,206    500,000    500,000      500,000    42,949     57,170       76,064    42,949     57,170       76,064
 9               103,009    500,000    500,000      500,000    47,490     65,420       90,262    47,490     65,420       90,262
10               117,501    500,000    500,000      500,000    51,713     73,820      105,780    51,713     73,820      105,780

15               201,584    500,000    500,000      500,000    67,516    117,949      209,163    67,516    117,949      209,163
20               308,897    500,000    500,000      500,000    71,440    164,476      379,584    71,440    164,476      379,584
25               445,859    500,000    500,000      771,238    54,942    209,865      664,860    54,942    209,865      664,860
30               620,662    500,000    500,000    1,204,116       885    249,400    1,125,342       885    249,400    1,125,342

20 (Age 65)      308,897    500,000    500,000      500,000    71,440    164,476      379,584    71,440    164,476      379,584

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    Table II


                               NON-NEW YORK POLICY
     FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE II INSURANCE POLICY
                  UNISEX ISSUE AGE 45 PREFERRED NONSMOKER RISK
                               FULLY UNDERWRITTEN
               CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                            $8,897.00 ANNUAL PREMIUM
                             GUIDELINE PREMIUM TEST
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1


                Premiums             Death Benefit
               Accumulated   Guaranteed Annual Investment           Total Account Value               Cash Surrender Value
                   at                  Return of                Annual Investment Return of       Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- ----------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%    Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ------------
 1                 9,342    500,000    500,000      500,000     6,811      7,250        7,691     7,433      7,873        8,313
 2                19,151    500,000    500,000      500,000    13,602     14,921       16,295    14,069     15,389       16,762
 3                29,450    500,000    500,000      500,000    20,122     22,768       25,633    20,122     22,768       25,633
 4                40,265    500,000    500,000      500,000    26,398     30,823       35,810    26,398     30,823       35,810
 5                51,620    500,000    500,000      500,000    32,459     39,125       46,949    32,459     39,125       46,949

 6                63,542    500,000    500,000      500,000    38,683     48,086       59,580    38,683     48,086       59,580
 7                76,061    500,000    500,000      500,000    44,734     57,387       73,494    44,734     57,387       73,494
 8                89,206    500,000    500,000      500,000    50,796     67,236       89,040    50,796     67,236       89,040
 9               103,009    500,000    500,000      500,000    56,682     77,468      106,197    56,682     77,468      106,197
10               117,501    500,000    500,000      500,000    62,371     88,082      125,129    62,371     88,082      125,129

15               201,584    500,000    500,000      500,000    88,157    148,939      257,563    88,157    148,939      257,563
20               308,897    500,000    500,000      590,178   107,117    223,199      483,752   107,117    223,199      483,752
25               445,859    500,000    500,000    1,004,096   121,947    319,739      865,600   121,947    319,739      865,600
30               620,662    500,000    500,000    1,609,731   126,347    446,680    1,504,421   126,347    446,680    1,504,421

20 (Age 65)      308,897    500,000    500,000      590,178   107,117    223,199      483,752   107,117    223,199      483,752

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed. The current mortality and expense risk charges may be reduced from 0.70% to 0.35% in Policy Years 11 and thereafter. Beginning in Policy Years 11 and thereafter, the illustrated net annual return is -1.00%, 5.00%, and 11.00%.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                   Table III


                               NON-NEW YORK POLICY
     FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE II INSURANCE POLICY
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                                GUARANTEED ISSUE
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                            $8,897.00 ANNUAL PREMIUM
                             GUIDELINE PREMIUM TEST
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1


                Premiums             Death Benefit
               Accumulated   Guaranteed Annual Investment           Total Account Value               Cash Surrender Value
                   at                  Return of                Annual Investment Return of       Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- ----------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%    Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ------------
 1                 9,342    500,000    500,000      500,000      5583      5,972        6,363     6,206      6,595        6,985
 2                19,151    500,000    500,000      500,000    11,416     12,573       13,778    11,884     13,040       14,245
 3                29,450    500,000    500,000      500,000    17,051     19,359       21,861    17,051     19,359       21,861
 4                40,265    500,000    500,000      500,000    22,473     26,323       30,669    22,473     26,323       30,669
 5                51,620    500,000    500,000      500,000    27,683     33,475       40,282    27,683     33,475       40,282

 6                63,542    500,000    500,000      500,000    33,026     41,188       51,175    33,026     41,188       51,175
 7                76,061    500,000    500,000      500,000    38,120     49,088       63,069    38,120     49,088       63,069
 8                89,206    500,000    500,000      500,000    42,949     57,170       76,064    42,949     57,170       76,064
 9               103,009    500,000    500,000      500,000    47,490     65,420       90,262    47,490     65,420       90,262
10               117,501    500,000    500,000      500,000    51,713     73,820      105,780    51,713     73,820      105,780

15               201,584    500,000    500,000      500,000    67,516    117,949      209,163    67,516    117,949      209,163
20               308,897    500,000    500,000      500,000    71,440    164,476      379,584    71,440    164,476      379,584
25               445,859    500,000    500,000      771,238    54,942    209,865      664,860    54,942    209,865      664,860
30               620,662    500,000    500,000    1,204,116       885    249,400    1,125,342       885    249,400    1,125,342

20 (Age 65)      308,897    500,000    500,000      500,000    71,440    164,476      379,584    71,440    164,476      379,584

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    Table IV


                               NON-NEW YORK POLICY
     FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE II INSURANCE POLICY
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                                GUARANTEED ISSUE
               CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                            $8,897.00 ANNUAL PREMIUM
                             GUIDELINE PREMIUM TEST
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1


                Premiums             Death Benefit
               Accumulated   Guaranteed Annual Investment           Total Account Value               Cash Surrender Value
                   at                  Return of                Annual Investment Return of       Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- ----------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%    Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ------------
 1                 9,342    500,000    500,000      500,000     6,487      6,917        7,347     7,110      7,540        7,970
 2                19,151    500,000    500,000      500,000    13,053     14,336       15,671    13,520     14,803       16,138
 3                29,450    500,000    500,000      500,000    19,438     22,007       24,791    19,438     22,007       24,791
 4                40,265    500,000    500,000      500,000    25,648     29,950       34,799    25,648     29,950       34,799
 5                51,620    500,000    500,000      500,000    31,690     38,181       45,800    31,690     38,181       45,800

 6                63,542    500,000    500,000      500,000    37,918     47,091       58,299    37,918     47,091       58,299
 7                76,061    500,000    500,000      500,000    43,970     56,335       72,065    43,970     56,335       72,065
 8                89,206    500,000    500,000      500,000    50,013     66,105       87,426    50,013     66,105       87,426
 9               103,009    500,000    500,000      500,000    55,851     76,225      104,351    55,851     76,225      104,351
10               117,501    500,000    500,000      500,000    61,463     86,692      122,998    61,463     86,692      122,998

15               201,584    500,000    500,000      500,000    86,655    146,470      253,247    86,655    146,470      253,247
20               308,897    500,000    500,000      580,276   104,252    218,689      475,636   104,252    218,689      475,636
25               445,859    500,000    500,000      987,072   116,042    311,559      850,924   116,042    311,559      850,924
30               620,662    500,000    500,000    1,581,444   115,284    433,421    1,477,985   115,284    433,421    1,477,985

20 (Age 65)      308,897    500,000    500,000      580,276   104,252    218,689      475,636   104,252    218,689      475,636

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed. The current mortality and expense risk charges may be reduced from 0.70% to 0.35% in Policy Years 11 and thereafter. Beginning in Policy Years 11 and thereafter, the illustrated net annual return is -1.00%, 5.00%, and 11.00%.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    Table V


                               NON-NEW YORK POLICY
     FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE II INSURANCE POLICY
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                                SIMPLIFIED ISSUE
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                            $8,897.00 ANNUAL PREMIUM
                             GUIDELINE PREMIUM TEST
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1


                Premiums             Death Benefit
               Accumulated   Guaranteed Annual Investment           Total Account Value               Cash Surrender Value
                   at                  Return of                Annual Investment Return of       Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- ----------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%    Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ------------
 1                 9,342    500,000    500,000      500,000     5,583      5,972        6,363     6,206      6,595        6,985
 2                19,151    500,000    500,000      500,000    11,416     12,573       13,778    11,884     13,040       14,245
 3                29,450    500,000    500,000      500,000    17,051     19,359       21,861    17,051     19,359       21,861
 4                40,265    500,000    500,000      500,000    22,473     26,323       30,669    22,473     26,323       30,669
 5                51,620    500,000    500,000      500,000    27,683     33,475       40,282    27,683     33,475       40,282

 6                63,542    500,000    500,000      500,000    33,026     41,188       51,175    33,026     41,188       51,175
 7                76,061    500,000    500,000      500,000    38,120     49,088       63,069    38,120     49,088       63,069
 8                89,206    500,000    500,000      500,000    42,949     57,170       76,064    42,949     57,170       76,064
 9               103,009    500,000    500,000      500,000    47,490     65,420       90,262    47,490     65,420       90,262
10               117,501    500,000    500,000      500,000    51,713     73,820      105,780    51,713     73,820      105,780

15               201,584    500,000    500,000      500,000    67,516    117,949      209,163    67,516    117,949      209,163
20               308,897    500,000    500,000      500,000    71,440    164,476      379,584    71,440    164,476      379,584
25               445,859    500,000    500,000      771,238    54,942    209,865      664,860    54,942    209,865      664,860
30               620,662    500,000    500,000    1,204,116       885    249,400    1,125,342       885    249,400    1,125,342

20 (Age 65)      308,897    500,000    500,000      500,000    71,440    164,476      379,584    71,440    164,476      379,584

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    Table VI


                               NON-NEW YORK POLICY
     FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE II INSURANCE POLICY
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                                SIMPLIFIED ISSUE
               CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                            $8,897.00 ANNUAL PREMIUM
                             GUIDELINE PREMIUM TEST
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1


                Premiums             Death Benefit
               Accumulated   Guaranteed Annual Investment           Total Account Value               Cash Surrender Value
                   at                  Return of                Annual Investment Return of       Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- ----------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%    Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ------------
 1                 9,342    500,000    500,000      500,000     6,670      7,105        7,541     7,293      7,728        8,164
 2                19,151    500,000    500,000      500,000    13,413     14,718       16,077    13,880     15,185       16,544
 3                29,450    500,000    500,000      500,000    19,969     22,589       25,426    19,969     22,589       25,426
 4                40,265    500,000    500,000      500,000    26,344     30,734       35,682    26,344     30,734       35,682
 5                51,620    500,000    500,000      500,000    32,539     39,169       46,946    32,539     39,169       46,946

 6                63,542    500,000    500,000      500,000    38,905     48,278       59,723    38,905     48,278       59,723
 7                76,061    500,000    500,000      500,000    45,078     57,712       73,778    45,078     57,712       73,778
 8                89,206    500,000    500,000      500,000    51,220     67,662       89,437    51,220     67,662       89,437
 9               103,009    500,000    500,000      500,000    57,131     77,944      106,666    57,131     77,944      106,666
10               117,501    500,000    500,000      500,000    62,785     88,552      125,622    62,785     88,552      125,622

15               201,584    500,000    500,000      500,000    87,599    148,587      257,536    87,599    148,587      257,536
20               308,897    500,000    500,000      588,737   104,219    220,628      482,571   104,219    220,628      482,571
25               445,859    500,000    500,000    1,000,374   115,793    314,024      862,391   115,793    314,024      862,391
30               620,662    500,000    500,000    1,601,923   115,050    436,907    1,497,124   115,050    436,907    1,497,124

20 (Age 65)      308,897    500,000    500,000      588,737   104,219    220,628      482,571   104,219    220,628      482,571

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed. The current mortality and expense risk charges may be reduced from 0.70% to 0.35% in Policy Years 11 and thereafter. Beginning in Policy Years 11 and thereafter, the illustrated net annual return is -1.00%, 5.00%, and 11.00%.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                   Table VII


                               NON-NEW YORK POLICY
     FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE II INSURANCE POLICY
                  UNISEX ISSUE AGE 45 PREFERRED NONSMOKER RISK
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                               FULLY UNDERWRITTEN
                    $25,084.02 ANNUAL PREMIUM FOR SEVEN YEARS
                          CASH VALUE ACCUMULATION TEST
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1


                Premiums             Death Benefit
               Accumulated   Guaranteed Annual Investment           Total Account Value               Cash Surrender Value
                   at                  Return of                Annual Investment Return of       Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- ----------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%    Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ------------
 1                26,338    500,000    500,000      500,000    18,893     20,094       21,295    20,649     21,850       23,051
 2                53,993    500,000    500,000      500,000    38,679     42,348       46,162    39,996     43,664       47,479
 3                83,031    500,000    500,000      500,000    58,110     65,553       73,603    58,110     65,553       73,603
 4               113,521    500,000    500,000      500,000    77,182     89,753      103,894    77,182     89,753      103,894
 5               145,535    500,000    500,000      500,000    95,909    115,007      137,364    95,909    115,007      137,364

 6               179,150    500,000    500,000      500,000   115,286    142,426      175,485   115,286    142,426      175,485
 7               214,446    500,000    500,000      578,836   134,303    171,058      217,383   134,303    171,058      217,383
 8               225,168    500,000    500,000      613,950   130,051    176,669      237,849   130,051    176,669      237,849
 9               236,427    500,000    500,000      651,177   125,643    182,385      260,157   125,643    182,385      260,157
10               248,248    500,000    500,000      690,639   121,046    188,193      284,451   121,046    188,193      284,451

15               316,834    500,000    500,000      926,929    94,304    218,461      441,961    94,304    218,461      441,961
20               404,370    500,000    500,000    1,242,742    57,059    249,684      679,002    57,059    249,684      679,002
25               516,090          0    500,000    1,663,809         0    278,592    1,026,914         0    278,592    1,026,914
30               658,676          0    500,000    2,221,907         0    300,077    1,526,077         0    300,077    1,526,077

20 (Age 65)      404,370    500,000    500,000    1,242,742    57,059    249,684      679,002    57,059    249,684      679,002

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                   Table VIII


                               NON-NEW YORK POLICY
     FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE II INSURANCE POLICY
                  UNISEX ISSUE AGE 45 PREFERRED NONSMOKER RISK
                               FULLY UNDERWRITTEN
               CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                    $25,084.02 ANNUAL PREMIUM FOR SEVEN YEARS
                          CASH VALUE ACCUMULATION TEST
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1


                Premiums             Death Benefit
               Accumulated   Guaranteed Annual Investment           Total Account Value               Cash Surrender Value
                   at                  Return of                Annual Investment Return of       Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- ----------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%    Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ------------
 1                26,338    500,000    500,000      500,000    20,847     22,600       23,920    22,602     24,356       25,676
 2                53,993    500,000    500,000      500,000    41,999     46,884       51,067    43,316     48,201       52,384
 3                83,031    500,000    500,000      500,000    62,735     72,173       80,986    62,735     72,173       80,986
 4               113,521    500,000    500,000      500,000    83,090     98,552      114,023    83,090     98,552      114,023
 5               145,535    500,000    500,000      500,000   103,102    126,113      150,563   103,102    126,113      150,563

 6               179,150    500,000    500,000       52,861   123,798    156,005      192,121   123,798    156,005      192,121
 7               214,446    500,000    500,000      633,257   144,200    187,315      237,821   144,200    187,315      237,821
 8               225,168    500,000    502,576      674,841   140,783    194,702      261,438   140,783    194,702      261,438
 9               236,427    500,000    506,552      719,321   137,302    202,377      287,382   137,302    202,377      287,382
10               248,248    500,000    510,688      766,898   133,736    210,336      315,860   133,736    210,336      315,860

15               316,834    500,000    541,634    1,074,590   115,555    258,252      512,365   115,555    258,252      512,365
20               404,370    500,000    576,976    1,512,413    91,427    315,245      826,343    91,427    315,245      826,343
25               516,090    500,000    625,747    2,167,105    62,849    386,215    1,337,551    62,849    386,215    1,337,551
30               658,676    500,000    686,331    3,140,204    20,967    471,394    2,156,793    20,967    471,394    2,156,793

20 (Age 65)      404,370    500,000    576,976    1,512,413    91,427    315,245      826,343    91,427    315,245      826,343

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed. The current mortality and expense risk charges may be reduced from 0.70% to 0.35% in Policy Years 11 and thereafter. Beginning in Policy Years 11 and thereafter, the illustrated net annual return is -1.00%, 5.00%, and 11.00%.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    Table IX


                               NON-NEW YORK POLICY
     FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE II INSURANCE POLICY
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                                GUARANTEED ISSUE
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                    $25,084.02 ANNUAL PREMIUM FOR SEVEN YEARS
                          CASH VALUE ACCUMULATION TEST
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1


                Premiums             Death Benefit
               Accumulated   Guaranteed Annual Investment           Total Account Value               Cash Surrender Value
                   at                  Return of                Annual Investment Return of       Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- ----------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%    Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ------------
 1                26,338    500,000    500,000      500,000    18,893     20,094       21,295    20,649     21,850       23,051
 2                53,993    500,000    500,000      500,000    38,679     42,348       46,162    39,996     43,664       47,479
 3                83,031    500,000    500,000      500,000    58,110     65,553       73,603    58,110     65,553       73,603
 4               113,521    500,000    500,000      500,000    77,182     89,753      103,894    77,182     89,753      103,894
 5               145,535    500,000    500,000      500,000    95,909    115,007      137,364    95,909    115,007      137,364

 6               179,150    500,000    500,000      500,000   115,286    142,426      175,485   115,286    142,426      175,485
 7               214,446    500,000    500,000      578,836   134,303    171,058      217,383   134,303    171,058      217,383
 8               225,168    500,000    500,000      613,950   130,051    176,669      237,849   130,051    176,669      237,849
 9               236,427    500,000    500,000      651,177   125,643    182,385      260,157   125,643    182,385      260,157
10               248,248    500,000    500,000      690,639   121,046    188,193      284,451   121,046    188,193      284,451

15               316,834    500,000    500,000      926,929    94,304    218,461      441,961    94,304    218,461      441,961
20               404,370    500,000    500,000    1,242,742    57,059    249,684      679,002    57,059    249,684      679,002
25               516,090          0    500,000    1,663,809         0    278,592    1,026,914         0    278,592    1,026,914
30               658,676          0    500,000    2,221,907         0    300,077     1526,077         0    300,077    1,526,077

20 (Age 65)      404,370    500,000    500,000    1,242,742    57,059    249,684      679,002    57,059    249,684      679,002

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    Table X


                               NON-NEW YORK POLICY
     FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE II INSURANCE POLICY
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                                GUARANTEED ISSUE
               CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                    $25,084.02 ANNUAL PREMIUM FOR SEVEN YEARS
                          CASH VALUE ACCUMULATION TEST
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1


                Premiums             Death Benefit
               Accumulated   Guaranteed Annual Investment           Total Account Value               Cash Surrender Value
                   at                  Return of                Annual Investment Return of       Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- ----------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%    Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ------------
 1                26,338    500,000    500,000      500,000    20,533     21,816       23,101    22,289     23,572       24,856
 2                53,993    500,000    500,000      500,000    41,473     45,381       49,444    42,790     46,698       50,761
 3                83,031    500,000    500,000      500,000    62,085     70,003       78,565    62,085     70,003       78,565
 4               113,521    500,000    500,000      500,000    82,383     95,750      110,785    82,383     95,750      110,785
 5               145,535    500,000    500,000      500,000   102,381    122,689      146,459   102,381    122,689      146,459

 6               179,150    500,000    500,000      514,046   123,080    151,943      187,093   123,080    151,943      187,093
 7               214,446    500,000    500,000      617,232   143,484    182,584      231,803   143,484    182,584      231,803
 8               225,168    500,000    500,000      657,698   140,053    189,712      254,797   140,053    189,712      254,797
 9               236,427    500,000    500,000      700,913   136,535    197,097      280,027   136,535    197,097      280,027
10               248,248    500,000    500,000      747,060   132,904    204,736      307,689   132,904    204,736      307,689

15               316,834    500,000    526,071    1,044,900   114,191    250,831      498,209   114,191    250,831      498,209
20               404,370    500,000    558,628    1,466,015    88,692    305,220      800,993    88,692    305,220      800,993
25               516,090    500,000    602,570    2,089,305    56,732    371,910    1,289,533    56,732    371,910    1,289,533
30               658,676    500,000    656,580    3,007,716     8,524    450,960    2,065,796     8,524    450,960    2,065,796

20 (Age 65)      404,370    500,000    558,628    1,466,015    88,692    305,220      800,993    88,692    305,220      800,993

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed. The current mortality and expense risk charges may be reduced from 0.70% to 0.35% in Policy Years 11 and thereafter. Beginning in Policy Years 11 and thereafter, the illustrated net annual return is -1.00%, 5.00%, and 11.00%.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    Table XI


                               NON-NEW YORK POLICY
     FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE II INSURANCE POLICY
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                                SIMPLIFIED ISSUE
             GUARANTEED INSURANCE COSTS ANS MAXIMUM CHARGES ASSUMED
                    $25,084.02 ANNUAL PREMIUM FOR SEVEN YEARS
                          CASH VALUE ACCUMULATION TEST
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1


                Premiums             Death Benefit
               Accumulated   Guaranteed Annual Investment           Total Account Value               Cash Surrender Value
                   at                  Return of                Annual Investment Return of       Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- ----------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%    Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ------------
 1                26,338    500,000    500,000      500,000    18,893     20,094       21,295    20,649     21,850       23,051
 2                53,993    500,000    500,000      500,000    38,679     42,348       46,162    39,996     43,664       47,479
 3                83,031    500,000    500,000      500,000    58,110     65,553       73,603    58,110     65,553       73,603
 4               113,521    500,000    500,000      500,000    77,182     89,753      103,894    77,182     89,753      103,894
 5               145,535    500,000    500,000      500,000    95,909    115,007      137,364    95,909    115,007      137,364

 6               179,150    500,000    500,000      500,000   115,286    142,426      175,485   115,286    142,426      175,485
 7               214,446    500,000    500,000      578,836   134,303    171,058      217,383   134,303    171,058      217,383
 8               225,168    500,000    500,000      613,950   130,051    176,669      237,849   130,051    176,669      237,849
 9               236,427    500,000    500,000      651,177   125,643    182,385      260,157   125,643    182,385      260,157
10               248,248    500,000    500,000      690,639   121,046    188,193      284,451   121,046    188,193      284,451

15               316,834    500,000    500,000      926,929    94,304    218,461      441,961    94,304    218,461      441,961
20               404,370    500,000    500,000    1,242,742    57,059    249,684      679,002    57,059    249,684      679,002
25               516,090          0    500,000    1,663,809         0    278,592    1,026,914         0    278,592    1,026,914
30               658,676          0    500,000    2,221,907         0    300,077    1,526,077         0    300,077    1,526,077

20 (Age 65)      404,370    500,000    500,000    1,242,742    57,059    249,684      679,002    57,059    249,684      679,002

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                   Table XII


                               NON-NEW YORK POLICY
     FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE II INSURANCE POLICY
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                                SIMPLIFIED ISSUE
               CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                    $25,084.02 ANNUAL PREMIUM FOR SEVEN YEARS
                          CASH VALUE ACCUMULATION TEST
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1


                Premiums             Death Benefit
               Accumulated   Guaranteed Annual Investment           Total Account Value               Cash Surrender Value
                   at                  Return of                Annual Investment Return of       Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- ----------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%    Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ------------
 1                26,338    500,000    500,000      500,000    20,710     21,999       23,289    22,466     23,755       25,045
 2                53,993    500,000    500,000      500,000    41,818     45,746       49,831    43,135     47,063       51,148
 3                83,031    500,000    500,000      500,000    62,586     70,549       79,160    62,586     70,549       79,160
 4               113,521    500,000    500,000      500,000    83,027     96,473      111,595    83,027     96,473      111,595
 5               145,535    500,000    500,000      500,000   103,154    123,582      147,490   103,154    123,582      147,490

 6               179,150    500,000    500,000      517,484   123,965    152,997      188,344   123,965    152,997      188,344
 7               214,446    500,000    500,000      621,194   144,462    183,786      233,291   144,462    183,786      233,291
 8               225,168    500,000    500,000      662,179   141,109    191,054      256,533   141,109    191,054      256,533
 9               236,427    500,000    500,000      705,892   137,649    198,567      282,017   137,649    198,567      282,017
10               248,248    500,000    500,938      752,500   134,054    206,320      309,930   134,054    206,320      309,930

15               316,834    500,000    529,715    1,051,486   114,996    252,569      501,350   114,996    252,569      501,350
20               404,370    500,000    561,218    1,471,894    88,524    306,635      804,205    88,524    306,635      804,205
25               516,090    500,000    605,117    2,096,819    56,328    373,482    1,294,171    56,328    373,482    1,294,171
30               658,676    500,000    659,383    3,018,652     8,136    452,885    2,073,307     8,136    452,885    2,073,307

20 (Age 65)      404,370    500,000    561,218    1,471,894    88,524    306,635      804,205    88,524    306,635      804,205

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed. The current mortality and expense risk charges may be reduced from 0.70% to 0.35% in Policy Years 11 and thereafter. Beginning in Policy Years 11 and thereafter, the illustrated net annual return is -1.00%, 5.00%, and 11.00%.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                  Table XIII


                                 NEW YORK POLICY
     FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE II INSURANCE POLICY
                  UNISEX ISSUE AGE 45 PREFERRED NONSMOKER RISK
                               FULLY UNDERWRITTEN
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                    $25,084.02 ANNUAL PREMIUM FOR SEVEN YEARS
                          CASH VALUE ACCUMULATION TEST
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1


                Premiums             Death Benefit
               Accumulated   Guaranteed Annual Investment           Total Account Value               Cash Surrender Value
                   at                  Return of                Annual Investment Return of       Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- ----------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%    Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ------------
 1                26,338    500,000    500,000      500,000    18,021     19,172       20,325    19,777     20,928       22,080
 2                53,993    500,000    500,000      500,000    36,878     40,388       44,040    38,194     41,705       45,357
 3                83,031    500,000    500,000      500,000    55,323     62,432       70,120    55,323     62,432       70,120
 4               113,521    500,000    500,000      500,000    73,356     85,334       98,811    73,356     85,334       98,811
 5               145,535    500,000    500,000      500,000    90,990    109,145      130,402    90,990    109,145      130,402

 6               179,150    500,000    500,000      500,000   109,220    134,960      166,322   109,220    134,960      166,322
 7               214,446    500,000    500,000      547,997   127,036    161,816      205,802   127,036    161,816      205,802
 8               225,168    500,000    500,000      579,381   122,415    166,396      224,456   122,415    166,396      224,456
 9               236,427    500,000    500,000      612,547   117,654    171,008      244,724   117,654    171,008      244,724
10               248,248    500,000    500,000      647,591   112,718    175,633      266,721   112,718    175,633      266,721

15               316,834    500,000    500,000      869,054    86,246    202,124      414,366    86,246    202,124      414,366
20               404,370    500,000    500,000    1,165,063    49,046    227,846      636,561    49,046    227,846      636,561
25               516,090          0    500,000    1,559,736         0    247,982      962,680         0    247,982      962,680
30               658,676          0    500,000    2,082,859         0    253,710    1,430,574         0    253,710    1,430,574

20 (Age 65)      404,370    500,000    500,000    1,165,063    49,046    227,846      636,561    49,046    227,846      636,561

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                   Table XIV


     NEW YORK POLICY FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE II
                                INSURANCE POLICY
                  UNISEX ISSUE AGE 45 PREFERRED NONSMOKER RISK
                               FULLY UNDERWRITTEN
               CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                    $25,084.02 ANNUAL PREMIUM FOR SEVEN YEARS
                          CASH VALUE ACCUMULATION TEST
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1


                Premiums             Death Benefit
               Accumulated   Guaranteed Annual Investment           Total Account Value               Cash Surrender Value
                   at                  Return of                Annual Investment Return of       Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- ----------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%    Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ------------
 1                26,338    500,000    500,000      500,000    20,847     22,600       23,920    22,602     24,356       25,676
 2                53,993    500,000    500,000      500,000    41,999     46,884       51,067    43,316     48,201       52,384
 3                83,031    500,000    500,000      500,000    62,735     72,173       80,986    62,735     72,173       80,986
 4               113,521    500,000    500,000      500,000    83,090     98,552      114,023    83,090     98,552      114,023
 5               145,535    500,000    500,000      500,000   103,102    126,113      150,563   103,102    126,113      150,563

 6               179,150    500,000    500,000      527,861   123,798    156,005      192,121   123,798    156,005      192,121
 7               214,446    500,000    500,000      633,257   144,200    187,315      237,821   144,200    187,315      237,821
 8               225,168    500,000    502,576      674,841   140,783    194,702      261,438   140,783    194,702      261,438
 9               236,427    500,000    506,552      719,321   137,302    202,377      287,382   137,302    202,377      287,382
10               248,248    500,000    510,688      766,898   133,736    210,336      315,860   133,736    210,336      315,860

15               316,834    500,000    541,634    1,074,590   115,555    258,252      512,365   115,555    258,252      512,365
20               404,370    500,000    576,976    1,512,413    91,427    315,245      826,343    91,427    315,245      826,343
25               516,090    500,000    625,747    2,167,105    62,849    386,215    1,337,551    62,849    386,215    1,337,551
30               658,676    500,000    686,331    3,140,204    20,967    471,394    2,156,793    20,967    471,394    2,156,793

20 (Age 65)      404,370    500,000    576,976    1,512,413    91,427    315,245      826,343    91,427    315,245      826,343

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed. The current mortality and expense risk charges may be reduced from 0.70% to 0.35% in Policy Years 11 and thereafter. Beginning in Policy Years 11 and thereafter, the illustrated net annual return is -1.00%, 5.00%, and 11.00%.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    Table XV


     NEW YORK POLICY FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE II
                                INSURANCE POLICY
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                                GUARANTEED ISSUE
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                    $25,084.02 ANNUAL PREMIUM FOR SEVEN YEARS
                          CASH VALUE ACCUMULATION TEST
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1


                Premiums             Death Benefit
               Accumulated   Guaranteed Annual Investment           Total Account Value               Cash Surrender Value
                   at                  Return of                Annual Investment Return of       Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- ----------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%    Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ------------
 1                26,338    500,000    500,000      500,000    18,021     19,172       20,325    19,777     20,928       22,080
 2                53,993    500,000    500,000      500,000    36,878     40,388       44,040    38,194     41,705       45,357
 3                83,031    500,000    500,000      500,000    55,323     62,432       70,120    55,323     62,432       70,120
 4               113,521    500,000    500,000      500,000    73,356     85,334       98,811    73,356     85,334       98,811
 5               145,535    500,000    500,000      500,000    90,990    109,145      130,402    90,990    109,145      130,402

 6               179,150    500,000    500,000      500,000   109,220    134,960      166,322   109,220    134,960      166,322
 7               214,446    500,000    500,000      547,997   127,036    161,816      205,802   127,036    161,816      205,802
 8               225,168    500,000    500,000      579,381   122,415    166,396      224,456   122,415    166,396      224,456
 9               236,427    500,000    500,000      612,547   117,654    171,008      244,724   117,654    171,008      244,724
10               248,248    500,000    500,000      647,591   112,718    175,633      266,721   112,718    175,633      266,721

15               316,834    500,000    500,000      869,054    86,246    202,124      414,366    86,246    202,124      414,366
20               404,370    500,000    500,000    1,165,063    49,046    227,846      636,561    49,046    227,846      636,561
25               516,090          0    500,000    1,559,736         0    247,982      962,680         0    247,982      962,680
30               658,676          0    500,000    2,082,859         0    253,710    1,430,574         0    253,710    1,430,574

20 (Age 65)      404,370    500,000    500,000    1,165,063    49,046    227,846      636,561    49,046    227,846      636,561

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                   Table XVI


     NEW YORK POLICY FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE II
                                INSURANCE POLICY
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                                GUARANTEED ISSUE
               CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                    25,084.02 ANNUAL PREMIUM FOR SEVEN YEARS
                          CASH VALUE ACCUMULATION TEST
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1


                Premiums             Death Benefit
               Accumulated   Guaranteed Annual Investment           Total Account Value               Cash Surrender Value
                   at                  Return of                Annual Investment Return of       Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- ----------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%    Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ------------
 1                26,338    500,000    500,000      500,000    20,533     21,816       23,101    22,289     23,572       24,856
 2                53,993    500,000    500,000      500,000    41,473     45,381       49,444    42,790     46,698       50,761
 3                83,031    500,000    500,000      500,000    62,085     70,003       78,565    62,085     70,003       78,565
 4               113,521    500,000    500,000      500,000    82,383     95,750      110,785    82,383     95,750      110,785
 5               145,535    500,000    500,000      500,000   102,381    122,689      146,459   102,381    122,689      146,459

 6               179,150    500,000    500,000      514,046   123,080    151,943      187,093   123,080    151,943      187,093
 7               214,446    500,000    500,000      617,232   143,484    182,584      231,803   143,484    182,584      231,803
 8               225,168    500,000    500,000      657,698   140,053    189,712      254,797   140,053    189,712      254,797
 9               236,427    500,000    500,000      700,913   136,535    197,097      280,027   136,535    197,097      280,027
10               248,248    500,000    500,000      747,060   132,904    204,736      307,689   132,904    204,736      307,689

15               316,834    500,000    526,071    1,044,900   114,191    250,831      498,209   114,191    250,831      498,209
20               404,370    500,000    558,628    1,466,015    88,692    305,220      800,993    88,692    305,220      800,993
25               516,090    500,000    602,570    2,089,305    56,732    371,910    1,289,533    56,732    371,910    1,289,533
30               658,676    500,000    656,580    3,007,716     8,524    450,960    2,065,796     8,524    450,960    2,065,796

20 (Age 65)      404,370    500,000    558,628    1,466,015    88,692    305,220      800,993    88,692    305,220      800,993

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed. The current mortality and expense risk charges may be reduced from 0.70% to 0.35% in Policy Years 11 and thereafter. Beginning in Policy Years 11 and thereafter, the illustrated net annual return is -1.00%, 5.00%, and 11.00%.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                  Table XVII


     NEW YORK POLICY FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE II
                                INSURANCE POLICY
                                SIMPLIFIED ISSUE
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                    $25,084.02 ANNUAL PREMIUM FOR SEVEN YEARS
                          CASH VALUE ACCUMULATION TEST
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1


                Premiums             Death Benefit
               Accumulated   Guaranteed Annual Investment           Total Account Value               Cash Surrender Value
                   at                  Return of                Annual Investment Return of       Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- ----------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%    Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ------------
 1                26,338    500,000    500,000      500,000    18,021     19,172       20,325    19,777     20,928       22,080
 2                53,993    500,000    500,000      500,000    36,878     40,388       44,040    38,194     41,705       45,357
 3                83,031    500,000    500,000      500,000    55,323     62,432       70,120    55,323     62,432       70,120
 4               113,521    500,000    500,000      500,000    73,356     85,334       98,811    73,356     85,334       98,811
 5               145,535    500,000    500,000      500,000    90,990    109,145      130,402    90,990    109,145      130,402

 6               179,150    500,000    500,000      500,000   109,220    134,960      166,322   109,220    134,960      166,322
 7               214,446    500,000    500,000      547,997   127,036    161,816      205,802   127,036    161,816      205,802
 8               225,168    500,000    500,000      579,381   122,415    166,396      224,456   122,415    166,396      224,456
 9               236,427    500,000    500,000      612,547   117,654    171,008      244,724   117,654    171,008      244,724
10               248,248    500,000    500,000      647,591   112,718    175,633      266,721   112,718    175,633      266,721

15               316,834    500,000    500,000      869,054    86,246    202,124      414,366    86,246    202,124      414,366
20               404,370    500,000    500,000    1,165,063    49,046    227,846      636,561    49,046    227,846      636,561
25               516,090          0    500,000    1,559,736         0    247,982      962,680         0    247,982      962,680
30               658,676          0    500,000    2,082,859         0    253,710    1,430,574         0    253,710    1,430,574

20 (Age 65)      404,370    500,000    500,000    1,165,063    49,046    227,846      636,561     9,046    227,846      636,561

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                  Table XVIII


                                 NEW YORK POLICY
     FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE II INSURANCE POLICY
                                SIMPLIFIED ISSUE
               CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                    $25,084.02 ANNUAL PREMIUM FOR SEVEN YEARS
                          CASH VALUE ACCUMULATION TEST
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1


                Premiums             Death Benefit
               Accumulated   Guaranteed Annual Investment           Total Account Value               Cash Surrender Value
                   at                  Return of                Annual Investment Return of       Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- ----------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%    Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ------------
 1                26,338    500,000    500,000      500,000    20,710     21,999       23,289    22,466     23,755       25,045
 2                53,993    500,000    500,000      500,000    41,818     45,746       49,831    43,135     47,063       51,148
 3                83,031    500,000    500,000      500,000    62,586     70,549       79,160    62,586     70,549       79,160
 4               113,521    500,000    500,000      500,000    83,027     96,473      111,595    83,027     96,473      111,595
 5               145,535    500,000    500,000      500,000   103,154    123,582      147,490   103,154    123,582      147,490

 6               179,150    500,000    500,000      517,484   123,965    152,997      188,344   123,965    152,997      188,344
 7               214,446    500,000    500,000      621,194   144,462    183,786      233,291   144,462    183,786      233,291
 8               225,168    500,000    500,000      662,179   141,109    191,054      256,533   141,109    191,054      256,533
 9               236,427    500,000    500,000      705,892   137,649    198,567      282,017   137,649    198,567      282,017
10               248,248    500,000    500,938      752,500   134,054    206,320      309,930   134,054    206,320      309,930

15               316,834    500,000    529,715    1,051,486   114,996    252,569      501,350   114,996    252,569      501,350
20               404,370    500,000    561,218    1,471,894    88,524    306,635      804,205    88,524    306,635      804,205
25               516,090    500,000    605,117    2,096,819    56,328    373,482    1,294,171    56,328    373,482    1,294,171
30               658,676    500,000    659,383    3,018,652     8,136    452,885    2,073,307     8,136    452,885    2,073,307
20 (Age 65)      404,370    500,000    561,218    1,471,894    88,524    306,635      804,205    88,524    306,635      804,205

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Cash Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed. The current mortality and expense risk charges may be reduced from 0.70% to 0.35% in Policy Years 11 and thereafter. Beginning in Policy Years 11 and thereafter, the illustrated net annual return is -1.00%, 5.00%, and 11.00%.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The Total Account Value and Cash Value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.


76


                              FINANCIAL STATEMENTS
                             VARIABLE LIFE ACCOUNT B

                                      Index


Statement of Assets and Liabilities .........................    S-2

Statements of Operations and Changes in Net Assets ..........    S-4

Condensed Financial Information .............................    S-5

Notes to Financial Statements ...............................    S-9

Independent Auditors' Report ................................   S-20

            Nine Months (Unaudited) Financial Statements--1998

Statement of Assets and Liabilities .........................   S-21

Statements of Operations and Changes in Net Assets ..........   S-24

Condensed Financial Information .............................   S-25

Notes to Financial Statements ...............................   S-32

Variable Life Account B

Statement of Assets and Liabilities--December 31, 1997

ASSETS:
Investments, at net asset value: (Note 1)
 Aetna Variable Fund; 3,935,729 shares (cost $126,171,024) ........................... $132,379,023
 Aetna Income Shares; 1,642,350 shares (cost $21,116,917) ............................   21,104,804
 Aetna Variable Encore Fund; 1,520,490 shares (cost $20,249,343) .....................   20,320,201
 Aetna Investment Advisers Fund, Inc.; 1,517,909 shares (cost $22,364,815) ...........   24,336,071
 Aetna Ascent Variable Portfolio; 127,672 shares (cost $1,774,627) ...................    1,802,553
 Aetna Crossroads Variable Portfolio; 54,282 shares (cost $705,224) ..................      710,292
 Aetna Legacy Variable Portfolio; 53,730 shares (cost $649,521) ......................      650,139
 Aetna Variable Index Plus Portfolio; 139,939 shares (cost $1,985,472) ...............    1,961,545
 Fidelity Investments Variable Insurance Products Fund:
  Equity-Income Portfolio; 831,279 shares (cost $18,659,751) .........................   20,183,450
  Growth Portfolio; 191,918 shares (cost $6,740,034)..................................    7,120,144
  Overseas Portfolio; 93,214 shares (cost $1,797,983).................................    1,789,714
 Fidelity Investments Variable Insurance Products Fund II:
  Asset Manager Portfolio; 140,740 shares (cost $2,253,029)...........................    2,534,727
  Contrafund Portfolio; 1,014,044 shares (cost $18,714,668)...........................   20,220,028
 Janus Aspen Series:
  Aggressive Growth Portfolio; 603,521 shares (cost $11,557,498) .....................   12,402,365
  Balanced Portfolio; 469,699 shares (cost $7,320,172)................................    8,205,641
  Growth Portfolio; 648,268 shares (cost $10,619,569).................................   11,980,000
  Worldwide Growth Portfolio; 1,039,046 shares (cost $22,485,938).....................   24,303,287
 Portfolio Partners, Inc.:
  PPI MFS Emerging Equities Portfolio; 444,333 shares (cost $19,019,357)..............   19,061,872
  PPI MFS Research Growth Portfolio; 736,167 shares (cost $7,234,426).................    7,148,181
  PPI Scudder International Growth Portfolio; 1,014,972 shares (cost $14,118,551).....   14,311,110
                                                                                       ------------
NET ASSETS (cost $335,537,919) ....................................................... $352,525,147
                                                                                       ============
Net assets represented by:
Policyholders' account values: (Notes 1 and 5)
Aetna Variable Fund:
 Policyholders' account values ....................................................... $132,379,023
Aetna Income Shares:
 Policyholders' account values .......................................................   21,104,804
Aetna Variable Encore Fund:
 Policyholders' account values .......................................................   20,320,201
Aetna Investment Advisers Fund, Inc.:
 Policyholders' account values .......................................................   24,336,071
Aetna Ascent Variable Portfolio:
 Policyholders' account values .......................................................    1,802,553
Aetna Crossroads Variable Portfolio:
 Policyholders' account values .......................................................      710,292

Variable Life Account B

Aetna Legacy Variable Portfolio:
 Policyholders' account values ............................ $    650,139
Aetna Variable Index Plus Portfolio:
 Policyholders' account values ............................    1,961,545
Fidelity Investments Variable Insurance Products Fund:
 Equity-Income Portfolio:
  Policyholders' account values ...........................   20,183,450
 Growth Portfolio:
  Policyholders' account values ...........................    7,120,144
 Overseas Portfolio:
  Policyholders' account values ...........................    1,789,714
Fidelity Investments Variable Insurance Products Fund II:
 Asset Manager Portfolio:
  Policyholders' account values ...........................    2,534,727
 Contrafund Portfolio:
 Policyholders' account values ............................   20,220,028
Janus Aspen Series:
 Aggressive Growth Portfolio:
  Policyholders' account values ...........................   12,402,365
 Balanced Portfolio:
  Policyholders' account values ...........................    8,205,641
 Growth Portfolio:
  Policyholders' account values ...........................   11,980,000
 Worldwide Growth Portfolio:
  Policyholders' account values ...........................   24,303,287
Portfolio Partners, Inc.:
 PPI MFS Emerging Equities Portfolio:
  Policyholders' account values ...........................   19,061,872
 PPI MFS Research Growth Portfolio:
  Policyholders' account values ...........................    7,148,181
 PPI Scudder International Growth Portfolio:
  Policyholders' account values ...........................   14,311,110
                                                            ------------
                                                            $352,525,147
                                                            ============


See Notes to Financial Statements

Variable Life Account B

Statements of Operations and Changes in Net Assets

                                                                             Year ended December 31,
                                                                        ----------------------------------
                                                                              1997              1996
                                                                        ---------------   ----------------
INVESTMENT INCOME:
Income: (Notes 1, 3 and 5)
 Dividends ..........................................................     $ 35,222,623      $ 13,813,478
Expenses: (Notes 2 and 5)
 Valuation Period Deductions ........................................       (2,713,203)       (1,905,137)
                                                                          ------------      ------------
Net investment income ...............................................       32,509,420        11,908,341
                                                                          ------------      ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on sales of investments: (Notes 1, 4 and 5)
 Proceeds from sales ................................................      260,329,704        29,656,908
 Cost of investments sold ...........................................      245,858,726        26,434,292
                                                                          ------------      ------------
  Net realized gain .................................................       14,470,978         3,222,616
Net unrealized gain on investments: (Note 5)
 Beginning of year ..................................................       14,132,669         4,391,574
 End of year ........................................................       16,987,228        14,132,669
                                                                          ------------      ------------
  Net change in unrealized gain .....................................        2,854,559         9,741,095
                                                                          ------------      ------------
Net realized and unrealized gain on investments .....................       17,325,537        12,963,711
                                                                          ------------      ------------
Net increase in net assets resulting from operations ................       49,834,957        24,872,052
                                                                          ------------      ------------
FROM UNIT TRANSACTIONS:
Variable life premium payments ......................................      135,098,143       101,416,302
Sales and administrative charges deducted by the Company ............       (4,620,884)       (3,032,151)
Premiums allocated to the fixed account .............................       (2,741,149)       (3,127,437)
                                                                          ------------      ------------
 Net premiums allocated to the variable account .....................      127,736,110        95,256,714
Transfers to the Company for monthly deductions .....................      (21,545,914)      (15,491,673)
Redemptions by contract holders .....................................      (24,062,185)       (4,154,465)
Transfers on account of policy loans ................................       (2,875,077)       (3,783,533)
Other ...............................................................          263,373           (40,991)
                                                                          ------------      ------------
 Net increase in net assets from unit transactions (Note 5) .........       79,516,307        71,786,052
                                                                          ------------      ------------
Change in net assets ................................................      129,351,264        96,658,104
NET ASSETS:
Beginning of year ...................................................      223,173,883       126,515,779
                                                                          ------------      ------------
End of year .........................................................     $352,525,147      $223,173,883
                                                                          ============      ============


See Notes to Financial Statements

Variable Life Account B

Condensed Financial Information--Year Ended December 31, 1997

                                                   Value
                                                  Per Unit             Increase (Decrease)          Units
                                                  --------                 in Value of           Outstanding        Reserves
                                          Beginning       End of           Accumulation            at End            at End
                                           of Year         Year                Unit               of Period          of Year
-------------------------------------------------------------------------------------------------------------------------------
Aetna Variable Fund:
 Aetna Vest ..........................      $34.932       $44.936             28.64%              1,403,227.0     $63,055,847
 Aetna Vest II .......................       19.507        25.085             28.60%                805,944.5      20,216,852
 Aetna Vest Plus .....................       16.389        21.075             28.58%              1,783,619.4      37,590,494
 Aetna Vest Estate Protector .........       11.675        15.037             28.79%                 70,938.6       1,066,670
 Corporate Specialty Market ..........       14.805        19.039             28.60%                548,828.8      10,449,160
Aetna Income Shares:
 Aetna Vest ..........................       21.850        23.428              7.22%                257,674.2       6,036,890
 Aetna Vest II .......................       14.691        15.752              7.22%                 61,987.6         976,413
 Aetna Vest Plus .....................       11.764        12.613              7.22%                187,384.8       2,363,574
 Aetna Vest Estate Protector .........       10.452        11.224              7.38%                 18,991.8         213,166
 Corporate Specialty Market ..........       11.354        12.175              7.22%                945,807.8      11,514,761
Aetna Variable Encore Fund:
 Aetna Vest ..........................       16.577        17.310              4.43%                151,657.5       2,625,230
 Aetna Vest II .......................       12.117        12.653              4.43%                 13,650.7         172,723
 Aetna Vest Plus .....................       11.388        11.892              4.43%                566,497.4       6,736,612
 Aetna Vest Estate Protector .........       10.333        10.807              4.58%                 36,266.4         391,929
 Corporate Specialty Market ..........       10.895        11.377              4.43%                913,597.2      10,393,707
Aetna Investment Advisers Fund, Inc.:
 Aetna Vest ..........................       17.547        21.286             21.31%                106,658.2       2,270,280
 Aetna Vest II .......................       17.742        21.515             21.27%                234,300.7       5,041,082
 Aetna Vest Plus .....................       14.880        18.044             21.27%                493,793.3       8,909,876
 Aetna Vest Estate Protector .........       11.340        13.554             19.53%(1)              11,121.3         150,741
 Corporate Specialty Market ..........       12.954        15.708             21.27%                506,998.4       7,964,092
Aetna Ascent Variable Portfolio:
 Aetna Vest ..........................       11.828        14.055             18.84%                 16,408.7         230,615
 Aetna Vest II .......................       11.828        14.040             18.70%                 10,217.2         143,453
 Aetna Vest Plus .....................       11.828        14.040             18.70%                 96,649.5       1,356,995
 Aetna Vest Estate Protector .........       11.886        14.077             18.43%(1)               5,078.4          71,490
Aetna Crossroads Variable Portfolio:
 Aetna Vest ..........................       11.474        13.369             16.52%                  5,240.7          70,064
 Aetna Vest II .......................       11.544        13.356             15.69%(1)               5,740.1          76,663
 Aetna Vest Plus .....................       11.474        13.356             16.40%                 40,129.7         535,965
 Aetna Vest Estate Protector .........       11.487        13.391             16.58%                  2,061.1          27,600
Aetna Legacy Variable Portfolio:
 Aetna Vest II .......................       11.263        12.604             11.91%(2)                 894.7          11,277
 Aetna Vest Plus .....................       11.118        12.604             13.37%                 48,206.0         607,607
 Aetna Vest Estate Protector .........       11.344        12.638             11.40%(3)               2,473.2          31,255

Variable Life Account B

                                               Value
                                              Per Unit          Increase (Decrease)      Units
                                              --------              in Value of       Outstanding     Reserves
                                       Beginning     End of         Accumulation         at End        at End
                                        of Year      Period             Unit           of Period     of Period
----------------------------------------------------------------------------------------------------------------
Aetna Variable Index Plus Portfolio:
 Aetna Vest .........................    $12.017     $13.081            8.86%(4)         11,393.3   $   149,038
 Aetna Vest II ......................     11.345      13.081           15.30%(4)          7,240.3        94,713
 Aetna Vest Plus ....................     11.172      13.081           17.09%(3)         86,063.0     1,125,815
 Aetna Vest Estate Protector ........     12.371      13.102            5.91%(5)         17,901.0       234,541
 Corporate Specialty Market .........     12.785      13.081            2.32%(6)         27,324.3       357,438
Fidelity Investments Variable Insurance Products Fund:
Equity-Income Portfolio:
 Aetna Vest .........................     10.871      13.788           26.83%            16,476.3       227,168
 Aetna Vest II ......................     10.871      13.788           26.83%             5,186.7        71,513
 Aetna Vest Plus ....................     10.871      13.788           26.83%           545,391.4     7,519,612
 Aetna Vest Estate Protector ........     10.883      13.824           27.02%            62,365.5       862,136
 Corporate Specialty Market .........     12.512      15.869           26.83%           724,876.8    11,503,021
Fidelity Investments Variable Insurance Products Fund:
Growth Portfolio:
 Corporate Specialty Market .........     11.255      13.759           22.25%           517,477.9     7,120,144
Overseas Portfolio:
 Corporate Specialty Market .........     11.241      12.415           10.45%           144,152.5     1,789,714
Fidelity Investments Variable Insurance Products Fund II:
Asset Manager Portfolio:
 Corporate Specialty Market .........     12.022      14.361           19.46%           176,505.1     2,534,727
Contrafund Portfolio:
 Aetna Vest .........................     11.525      14.166           22.91%            34,241.1       485,043
 Aetna Vest II ......................     11.525      14.166           22.91%             7,039.4        99,717
 Aetna Vest Plus ....................     11.525      14.166           22.91%           319,136.2     4,520,728
 Aetna Vest Estate Protector ........     11.538      14.203           23.09%            44,043.2       625,540
 Corporate Specialty Market .........     12.396      15.236           22.91%           950,961.4    14,489,000
Janus Aspen Series:
Aggressive Growth Portfolio:
 Aetna Vest .........................     16.153      18.017           11.54%            62,426.4     1,124,758
 Aetna Vest II ......................     16.153      18.017           11.54%            29,971.2       540,002
 Aetna Vest Plus ....................     16.153      18.017           11.54%           340,401.2     6,133,150
 Aetna Vest Estate Protector ........      9.797      10.944           11.71%            65,486.4       716,682
 Corporate Specialty Market .........     12.120      13.519           11.54%           287,588.9     3,887,773

Variable Life Account B

                                                   Value
                                                  Per Unit             Increase (Decrease)        Units
                                                  --------                 in Value of         Outstanding       Reserves
                                          Beginning       End of           Accumulation           at End          at End
                                           of Year        Period               Unit             of Period       of Period
---------------------------------------------------------------------------------------------------------------------------
Balanced Portfolio:
 Aetna Vest ..........................      $13.966       $16.883             20.89%               7,765.1   $   131,096
 Aetna Vest II .......................       14.075        17.015             20.89%              10,401.5       176,977
 Aetna Vest Plus .....................       13.960        16.875             20.89%             247,390.9     4,174,751
 Aetna Vest Estate Protector .........       11.101        13.440             21.07%              17,145.8       230,433
 Corporate Specialty Market ..........       12.242        14.799             20.89%             235,992.1     3,492,384
Growth Portfolio:
 Aetna Vest ..........................       14.898        18.105             21.53%              37,937.8       686,846
 Aetna Vest II .......................       14.884        18.088             21.53%              61,620.8     1,114,603
 Aetna Vest Plus .....................       14.863        18.063             21.53%             431,965.3     7,802,391
 Aetna Vest Estate Protector .........       10.857        13.214             21.71%              44,074.0       582,402
 Corporate Specialty Market ..........       12.232        14.865             21.53%             120,672.6     1,793,758
Worldwide Growth Portfolio:
 Aetna Vest ..........................       16.364        19.790             20.94%             108,747.3     2,152,075
 Aetna Vest II .......................       16.368        19.795             20.94%              55,876.7     1,106,085
 Aetna Vest Plus .....................       16.348        19.770             20.94%             557,760.6    11,027,190
 Aetna Vest Estate Protector .........       11.811        14.305             21.12%              58,328.9       834,389
 Corporate Specialty Market ..........       13.459        16.277             20.94%             564,191.6     9,183,548
Portfolio Partners, Inc.:
PPI MFS Emerging Equities Portfolio:
 Aetna Vest ..........................       17.571        17.357             (1.22%)(7)          70,564.4     1,224,807
 Aetna Vest II .......................       17.573        17.359             (1.22%)(7)          34,713.7       602,592
 Aetna Vest Plus .....................       17.563        17.349             (1.22%)(7)         477,392.0     8,282,500
 Aetna Vest Estate Protector .........       10.942        10.810             (1.21%)(7)          66,830.1       722,463
 Corporate Specialty Market ..........       14.451        14.275             (1.22%)(7)         576,485.2     8,229,510
PPI MFS Research Growth Portfolio:
 Aetna Vest ..........................       12.277        12.042             (1.91%)(7)          64,898.6       781,537
 Aetna Vest II .......................       12.332        12.096             (1.91%)(7)          23,240.4       281,124
 Aetna Vest Plus .....................       12.163        11.931             (1.91%)(7)         352,781.7     4,209,155
 Aetna Vest Estate Protector .........        9.329         9.152             (1.90%)(7)          10,326.6        94,508
 Corporate Specialty Market ..........       11.124        10.912             (1.91%)(7)         163,291.1     1,781,857

Variable Life Account B

                                                        Value
                                                       Per Unit             Increase (Decrease)        Units
                                                       --------                 in Value of         Outstanding       Reserves
                                               Beginning       End of           Accumulation           at End          at End
                                                of Year        Period               Unit             of Period       of Period
--------------------------------------------------------------------------------------------------------------------------------
PPI Scudder International Growth Portfolio:
 Aetna Vest ...............................      $15.495       $15.692              1.27%(7)          131,667.0     $2,066,166
 Aetna Vest II ............................       15.399        15.596              1.27%(7)           44,659.7        696,495
 Aetna Vest Plus ..........................       15.314        15.509              1.27%(7)          449,154.4      6,965,802
 Aetna Vest Estate Protector ..............       11.627        11.777              1.29%(7)           21,515.0        253,383
 Corporate Specialty Market ...............       12.832        12.995              1.27%(7)          333,144.4      4,329,264

Notes to Condensed Financial Information:
(1)--Reflects less than a full year of performance activity. Funds were first received in this option during January 1997.
(2)--Reflects less than a full year of performance activity. Funds were first received in this option during March 1997.
(3)--Reflects less than a full year of performance activity. Funds were first received in this option during May 1997.
(4)--Reflects less than a full year of performance activity. Funds were first received in this option during June 1997.
(5)--Reflects less than a full year of performance activity. Funds were first received in this option during July 1997.
(6)--Reflects less than a full year of performance activity. Funds were first received in this option during August 1997.
(7) -- Reflects less than a full year of performance activity. Funds were first received in this option during November 1997.


See Notes to Financial Statements

Variable Life Account B

Notes to Financial Statements--December 31, 1997

1. Summary of Significant Accounting Policies

   Variable Life Account B (the "Account") is a separate account established by Aetna Life Insurance and Annuity Company (the "Company) and is registered under the Investment Company Act of 1940 as a unit investment trust. The Account is sold exclusively for use with variable life insurance product contracts as defined under the Internal Revenue Code of 1986, as amended.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Account.

   a. Valuation of Investments

   Investments in the following Funds are stated at the closing net asset value per share as determined by each fund on December 31, 1997:

   Aetna Variable Fund
   Aetna Income Shares
   Aetna Variable Encore Fund
   Aetna Investment Advisers Fund, Inc.
   Aetna Ascent Variable Portfolio
   Aetna Crossroads Variable Portfolio
   Aetna Legacy Variable Portfolio
   Aetna Variable Index Plus Portfolio
   Fidelity Investments Variable Insurance
   Products Fund:
   o Equity-Income Portfolio
   o Growth Portfolio
   o Overseas Portfolio

   Fidelity Investments Variable Insurance
   Products Fund II:
   o Asset Manager Portfolio
   o Contrafund Portfolio
   Janus Aspen Series:
   o Aggressive Growth Portfolio
   o Balanced Portfolio
   o Growth Portfolio
   o Worldwide Growth Portfolio
   Portfolio Partners, Inc.:
   o PPI MFS Emerging Equities Portfolio
   o PPI MFS Research Growth Portfolio
   o PPI Scudder International Growth Portfolio

   b. Other

   Investment transactions are accounted for on a trade date basis and dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by specific identification.

   c. Federal Income Taxes

   The operations of the Account form a part of, and are taxed with, the total operations of the Company which is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended.

2. Valuation Period Deductions

   Deductions by the Account for mortality and expense risk charges are made in accordance with the terms of the policies and are paid to the Company.

Variable Life Account B

3. Dividend Income

   On an annual basis the Funds distribute substantially all of their taxable income and realized capital gains to their shareholders. Distributions paid to the Account are automatically reinvested in shares of the Funds. The Account's proportionate share of each Fund's undistributed net investment income (distributions in excess of net investment income) and accumulated net realized gain (loss) on investments is included in net unrealized gain (loss) on investments in the Statements of Operations and Changes in Net Assets.

4. Purchases and Sales of Investments

   The cost of purchases and proceeds from sales of investments other than short-term investments for the years ended December 31, 1997 and 1996 aggregated $372,355,431 and $260,329,704 and $113,349,117 and $29,656,908,
   respectively.

                     [This page intentionally left blank]

Variable Life Account B

5. Supplemental Information to Statements of Operations and Changes in Net Assets--Year Ended December 31, 1997

                                                                                 Valuation
                                                                                  Period
                                                                 Dividends      Deductions
                                                                 ---------      ----------
Aetna Variable Fund: ........................................  $26,573,304      ($1,085,553)
 PolicyHolders' account values ..............................
Aetna Income Shares: ........................................    1,087,150         (148,230)
 PolicyHolders' account values ..............................
Aetna Variable Encore Fund: .................................      372,968         (144,720)
 PolicyHolders' account values ..............................
Aetna Investment Advisers Fund, Inc.: .......................    2,876,287         (185,443)
 PolicyHolders' account values ..............................
Aetna Ascent Variable Portfolio: ............................      112,004          (11,360)
 PolicyHolders' account values ..............................
Aetna Crossroads Variable Portfolio: ........................       45,840           (3,290)
 PolicyHolders' account values ..............................
Aetna Legacy Variable Portfolio: ............................       38,169           (3,596)
 PolicyHolders' account values ..............................
Aetna Variable Index Plus Portfolio: ........................       77,848           (4,920)
 PolicyHolders' account values ..............................
Alger American Small Capitalization
Portfolio:(1) ...............................................      576,583         (128,523)
 PolicyHolders' account values ..............................
American Century VP Capital Appreciation
Fund:(2) ....................................................      132,455          (57,820)
 PolicyHolders' account values ..............................
Fidelity Investments Variable Insurance Products Fund:
Equity-Income Portfolio: ....................................    1,485,715         (163,582)
 PolicyHolders' account values ..............................
Growth Portfolio: ...........................................      192,233          (54,856)
 PolicyHolders' account values ..............................
Overseas Portfolio: .........................................       46,706           (8,253)
 PolicyHolders' account values ..............................
Fidelity Investments Variable Insurance Products Fund II:
Asset Manager Portfolio: ....................................      175,953          (18,257)
 PolicyHolders' account values ..............................
Contrafund Portfolio: .......................................      235,708         (110,146)
 PolicyHolders' account values ..............................
Janus Aspen Series:
Aggressive Growth Portfolio: ................................            0          (95,697)
 PolicyHolders' account values ..............................
Balanced Portfolio: .........................................      192,757          (52,872)
 PolicyHolders' account values ..............................

                                                                 Proceeds       Cost of          Net
                                                                   from       Investments     Realized
                                                                   Sales          Sold       Gain (Loss)
                                                                   -----          ----       -----------
Aetna Variable Fund: ........................................  $11,219,896    $ 7,857,508    $3,362,388
 PolicyHolders' account values ..............................
Aetna Income Shares: ........................................    2,358,910      2,406,924       (48,014)
 PolicyHolders' account values ..............................
Aetna Variable Encore Fund: .................................   74,201,538     73,731,940       469,598
 PolicyHolders' account values ..............................
Aetna Investment Advisers Fund, Inc.: .......................    1,960,106      1,561,449       398,657
 PolicyHolders' account values ..............................
Aetna Ascent Variable Portfolio: ............................    1,279,898      1,184,906        94,992
 PolicyHolders' account values ..............................
Aetna Crossroads Variable Portfolio: ........................      198,099        193,283         4,816
 PolicyHolders' account values ..............................
Aetna Legacy Variable Portfolio: ............................      225,894        207,391        18,503
 PolicyHolders' account values ..............................
Aetna Variable Index Plus Portfolio: ........................      143,972        131,418        12,554
 PolicyHolders' account values ..............................
Alger American Small Capitalization
Portfolio:(1) ...............................................   53,957,227     53,285,312       671,915
 PolicyHolders' account values ..............................
American Century VP Capital Appreciation
Fund:(2) ....................................................   15,197,338     15,512,673      (315,335)
 PolicyHolders' account values ..............................
Fidelity Investments Variable Insurance Products Fund:
Equity-Income Portfolio: ....................................   14,420,981     11,843,310     2,577,671
 PolicyHolders' account values ..............................
Growth Portfolio: ...........................................    6,814,876      5,870,796       944,080
 PolicyHolders' account values ..............................
Overseas Portfolio: .........................................      359,668        322,274        37,394
 PolicyHolders' account values ..............................
Fidelity Investments Variable Insurance Products Fund II:
Asset Manager Portfolio: ....................................      244,742        220,690        24,052
 PolicyHolders' account values ..............................
Contrafund Portfolio: .......................................    4,519,164      3,602,586       916,578
 PolicyHolders' account values ..............................
Janus Aspen Series:
Aggressive Growth Portfolio: ................................   18,445,996     17,632,824       813,172
 PolicyHolders' account values ..............................
Balanced Portfolio: .........................................    1,238,408      1,021,789       216,619
 PolicyHolders' account values ..............................


                                                     Net Increase
        Net Unrealized                 Net           (Decrease) In
         Gain (Loss)                Change in         Net Assets                   Net Assets
  Beginning          End           Unrealized          from Unit         Beginning           End
   of Year         of Year         Gain (Loss)       Transactions         of Year          of Year
   -------         -------         -----------       ------------         -------          -------
 $7,294,643      $6,207,999        ($1,086,644)      $ 11,743,902
                                                                       $92,871,626      $132,379,023
   (190,180)        (12,114)           178,066          6,856,045
                                                                        13,179,787        21,104,804
    106,394          70,857            (35,537)        10,565,707
                                                                         9,092,185        20,320,201
  1,383,931       1,971,257            587,326          4,867,703
                                                                        15,791,541        24,336,071
     15,645          27,927             12,282          1,049,257
                                                                           545,378         1,802,553
       (191)          5,069              5,260            533,974
                                                                           123,692           710,292
         20             618                598            582,502
                                                                            13,963           650,139
          0         (23,927)           (23,927)         1,899,990
                                                                                 0         1,961,545
    172,057               0           (172,057)       (14,034,001)
                                                                        13,086,083                 0
   (146,911)              0            146,911         (6,388,736)
                                                                         6,482,525                 0

  1,096,283       1,523,698            427,415          2,546,018
                                                                        13,310,213        20,183,450
    294,867         380,110             85,243            900,915
                                                                         5,052,529         7,120,144
     37,941          (8,270)           (46,211)         1,227,751
                                                                           532,327         1,789,714
    134,978         281,699            146,721            796,072
                                                                         1,410,186         2,534,727
    730,883       1,505,359            774,476         11,491,722
                                                                         6,911,690        20,220,028
    249,074         844,868            595,794          1,426,169
                                                                         9,662,927        12,402,365
    243,163         885,469            642,306          3,632,486
                                                                         3,574,345         8,205,641

Variable Life Account B

5. Supplemental Information to Statements of Operations and Changes in Net Assets--Year Ended December 31, 1997 (continued)

                                                                  Valuation        Proceeds        Cost of           Net
                                                                   Period            from        Investments       Realized
                                                  Dividends      Deductions         Sales            Sold        Gain (Loss)
                                                  ---------      ----------         -----            ----        -----------
Growth Portfolio: ............................ $   309,334    ($   90,076)     $  3,312,122    $  2,585,617     $   726,505
 PolicyHolders' account values ...............
Short-Term bond Portfolio: (3) ...............     101,542        (32,381)        9,071,413       8,891,967         179,446
 PolicyHolders' account values ...............
Worldwide Growth Portfolio: ..................     325,821       (167,065)        7,022,675       5,257,711       1,764,964
 PolicyHolders' account values ...............
Portfolio Partners Inc.: .....................
PPI MFS Emerging Equities Portfolio: .........           0        (17,086)        9,834,242       9,998,952        (164,710)
 PolicyHolders' account values ...............
PPI MFS Research Growth Portfolio: ...........           0         (6,128)        1,889,839       1,891,124          (1,285)
 PolicyHolders' account values ...............
PPI Scudder International Growth
 Portfolio: ..................................           0        (12,927)        1,858,258       1,827,173          31,085
 PolicyHolders' account values ...............
Scudder Variable Life Investment Fund --
International Portfolio: (4) .................     264,246       (110,422)       20,554,442      18,819,109       1,735,333
 PolicyHolders' account values ...............
                                               -----------     ----------      ------------    ------------     -----------
Total Variable Life Account B ................ $35,222,623    ($2,713,203)     $260,329,704    $245,858,726     $14,470,978
                                               ===========     ==========      ============    ============     ===========

(1) Effective November 28, 1997, assets from this fund were transferred into the PPI MFS Emerging Equity Portfolio.
(2) Effective November 28, 1997, assets from this fund were transferred into the PPI MFS Research Growth Portfolio.
(3) Effective November 28, 1997, assets from this fund were transferred into the Aetna Variable Encore Fund.
(4) Effective November 28, 1997, assets from this fund were transferred into the PPI Scudder
International Growth Portfolio.


                                                       Net Increase
         Net Unrealized                  Net           (Decrease) In
           Gain (Loss)                Change in         Net Assets                   Net Assets
   Beginning           End            Unrealized         from Unit         Beginning            End
    of Year          of Year         Gain (Loss)       Transactions         of Year           of Year
    -------          -------         -----------       ------------         -------           -------
 $   566,478       $ 1,360,430       $   793,952       $  3,065,638
                                                                         $  7,174,647     $ 11,980,000
      26,773                 0           (26,773)        (4,049,682)
                                                                            3,827,848                0
     872,277         1,817,349           945,072         11,519,359
                                                                            9,915,136       24,303,287
           0            42,515            42,515         19,201,153
                                                                                    0       19,061,872
           0           (86,245)          (86,245)         7,241,839
                                                                                    0        7,148,181
           0           192,560           192,560         14,100,392
                                                                                    0       14,311,110
   1,244,544                 0        (1,244,544)       (11,259,868)
                                                                           10,615,255                0
 -----------       -----------       -----------       ------------      ------------     ------------
 $14,132,669       $16,987,228       $ 2,854,559       $ 79,516,307      $223,173,883     $352,525,147
 ===========       ===========       ===========       ============      ============     ============

Variable Life Account B

5. Supplemental Information to Statements of Operations and Changes in Net Assets--Year Ended December 31, 1996 (continued)

                                                                           Valuation      Proceeds      Cost of         Net
                                                                            Period          from      Investments    Realized
                                                            Dividends     Deductions       Sales          Sold      Gain (Loss)
                                                            ---------     ----------       -----          ----      -----------
Aetna Variable Fund: ....................................  $9,712,578     ($ 991,737)   $5,373,083    $4,466,494     $906,589
 PolicyHolders' account values ..........................
Aetna Income Shares: ....................................     810,294       (121,325)    1,564,483     1,544,041       20,442
 PolicyHolders' account values ..........................
Aetna Variable Encore Fund: .............................     477,308        (71,555)    9,490,775     9,560,169      (69,394)
 PolicyHolders' account values ..........................
Aetna Investment Advisers Fund, Inc.: ...................   1,201,085       (127,990)    1,717,127     1,435,761      281,366
 PolicyHolders' account values ..........................
Aetna Ascent Variable Portfolio: ........................      18,222         (1,210)      127,981       124,671        3,310
 PolicyHolders' account values ..........................
Aetna Crossroads Variable Portfolio: ....................       2,462            (91)        1,317         1,263           54
 PolicyHolders' account values ..........................
Aetna Legacy Variable Portfolio: ........................         671            (36)          503           486           17
 PolicyHolders' account values ..........................
Alger American Small Capitalization Portfolio:                 33,925        (93,143)    2,003,029     1,400,608      602,421
 PolicyHolders' account values ..........................
Fidelity Investments Variable Insurance Products Fund:
Equity-Income Portfolio: ................................      19,619        (57,181)      625,427       574,716       50,711
 PolicyHolders' account values ..........................
Growth Portfolio: .......................................      85,627        (30,149)      243,345       245,938       (2,593)
 PolicyHolders' account values ..........................
Overseas Portfolio: .....................................
 PolicyHolders' account values ..........................      14,172         (4,004)      478,644       450,003       28,641
Fidelity Investments Variable Insurance Products Fund II:
Asset Manager Portfolio: ................................      62,788        (13,383)      981,022       966,124       14,898
 PolicyHolders' account values ..........................
Contrafund Portfolio: ...................................      10,199        (36,829)      353,531       314,886       38,645
 PolicyHolders' account values ..........................
Janus Aspen Series: .....................................
Aggressive Growth Portfolio: ............................      79,809        (68,571)    1,171,119       858,482      312,637
 PolicyHolders' account values ..........................
Balanced Portfolio: .....................................      70,301        (23,444)      452,062       367,517       84,545
 PolicyHolders' account values ..........................
Growth Portfolio: .......................................     140,964        (46,593)      808,709       590,651      218,058
 PolicyHolders' account values ..........................
Short-Term Bond Portfolio: ..............................      84,482        (17,596)      424,360       415,377        8,983
 PolicyHolders' account values ..........................


                                                 Net Increase
        Net Unrealized               Net         (Decrease) In
         Gain (Loss)              Change in       Net Assets                 Net Assets
  Beginning          End          Unrealized       from Unit        Beginning           End
   of Year         of Year       Gain (Loss)     Transactions        of Year          of Year
   -------         -------       -----------     ------------        -------          -------
 $   65,391      $7,294,643      $7,229,252      $ 5,056,913
                                                                  $70,958,031      $92,871,626
    189,278        (190,180)       (379,458)       2,798,667
                                                                   10,051,167       13,179,787
    138,935         106,394         (32,541)       3,268,179
                                                                    5,520,188        9,092,185
  1,031,584       1,383,931         352,347        4,815,033
                                                                    9,269,700       15,791,541
          0          15,645          15,645          509,411
                                                                            0          545,378
          0            (191)           (191)         121,458
                                                                            0          123,692
          0              20              20           13,291
                                                                            0           13,963
    595,950         172,057        (423,893)       7,688,994
                                                                    5,277,779       13,086,083
     28,202       1,096,283       1,068,081       11,810,807
                                                                      418,176       13,310,213
    (36,211)        294,867         331,078        3,470,007
                                                                    1,198,559        5,052,529
     21,923          37,941          16,018         (102,302)
                                                                      579,802          532,327
     47,435         134,978          87,543          298,650
                                                                      959,690        1,410,186
     10,253         730,883         720,630        5,090,135
                                                                    1,088,910        6,911,690
    376,606         249,074        (127,532)       5,949,433
                                                                    3,517,151        9,662,927
     60,589         243,163         182,574        2,648,699
                                                                      611,670        3,574,345
    196,848         566,478         369,630        3,974,072
                                                                    2,518,516        7,174,647
      6,078          26,773          20,695        3,383,696
                                                                      347,588        3,827,848

Variable Life Account B

5. Supplemental Information to Statements of Operations and Changes in Net Assets--Year Ended December 31, 1996 (continued)

                                                                Valuation       Proceeds      Cost of         Net
                                                                 Period           from      Investments    Realized
                                                Dividends      Deductions        Sales          Sold      Gain (Loss)
                                                ---------      ----------        -----          ----      -----------
Janus Aspen Series (continued): ............
Worldwide Growth Portfolio: ................  $   105,214      ($   49,874)   $ 1,127,422   $   777,300   $  350,122
 PolicyHolders' account values .............
Scudder Variable Life Investment Fund --
International Portfolio: ...................      173,534          (85,922)     1,752,475     1,537,715      214,760
 PolicyHolders' account values .............
TCI Portfolios, Inc.--Growth Fund: .........      710,224          (64,504)       960,494       802,090      158,404
 PolicyHolders' account values .............
                                              -----------       ----------    -----------   -----------   ----------
Total Variable Life Account B ..............  $13,813,478      ($1,905,137)   $29,656,908   $26,434,292   $3,222,616
                                              ===========       ==========    ===========   ===========   ==========

                                                     Net Increase
         Net Unrealized                 Net          (Decrease) In
          Gain (Loss)                Change in        Net Assets                  Net Assets
  Beginning           End            Unrealized        from Unit        Beginning            End
   of Year          of Year         Gain (Loss)      Transactions        of Year           of Year
   -------          -------         -----------      ------------        -------           -------
 $  227,523       $   872,277       $   644,754      $ 7,436,957
                                                                      $  1,427,963      $  9,915,136
    431,463         1,244,544           813,081        2,808,258
                                                                         6,691,544        10,615,255
    999,727          (146,911)       (1,146,638)         745,694
                                                                         6,079,345         6,482,525
 ----------       -----------       -----------      -----------      ------------      ------------
 $4,391,574       $14,132,669       $ 9,741,095      $71,786,052      $126,515,779      $223,173,883
 ==========       ===========       ===========      ===========      ============      ============

                          Independent Auditors' Report

The Board of Directors of Aetna Life Insurance and Annuity Company and
 Policyholders of Variable Life Account B:

We have audited the accompanying statement of assets and liabilities of Aetna Life Insurance and Annuity Company Variable Life Account B (the "Account") as of December 31, 1997, and the related statements of operations and changes in net assets for each of the years in the two-year period then ended and condensed financial information for the year ended December 31, 1997. These financial statements and condensed financial information are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and condensed financial information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and condensed financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and condensed financial information. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and condensed financial information referred to above present fairly, in all material respects, the financial position of Aetna Life Insurance and Annuity Company Variable Life Account B as of December 31, 1997, the results of its operations and changes in its net assets for each of the years in the two-year period then ended and condensed financial information for the year ended December 31, 1997 in conformity with generally accepted accounting principles.

                                                          KPMG Peat Marwick LLP

Hartford, Connecticut
February 27, 1998

Variable Life Account B

Statement of Assets and Liabilities--September 30, 1998 (Unaudited)



ASSETS:
Investments, at net asset value: (Note 1)                        Shares              Cost            Assets
 Aetna Ascent VP: ........................................      177,057      $  2,540,778      $  2,349,551
 Aetna Balanced VP, Inc.: ................................    1,998,767        31,644,728        28,502,415
 Aetna Bond VP: ..........................................    2,088,391        27,181,160        28,067,981
 Aetna Crossroads VP: ....................................      135,416         1,825,780         1,731,972
 Aetna Growth and Income VP: .............................    4,122,171       135,193,038       129,683,503
 Aetna Index Plus Large Cap VP: ..........................      583,013         9,072,663         8,704,388
 Aetna Legacy VP: ........................................       83,176         1,034,444         1,012,247
 Aetna Money Market VP: ..................................    2,547,085        33,484,117        33,658,701
 Aetna Small Company VP: .................................       71,526           942,622           786,071
 Aetna Value Opportunity VP: .............................        3,920            43,804            43,432
 Fidelity Investments Variable Insurance Products Fund:
  Equity-Income Portfolio: ...............................    1,281,186        30,710,347        28,211,711
  Growth Portfolio: ......................................      385,567        13,709,809        13,918,957
  High Income Portfolio: .................................       21,704           274,335           239,175
  Overseas Portfolio: ....................................      117,735         2,272,038         1,999,148
 Fidelity Investments Variable Insurance Products Fund II:
  Asset Manager Portfolio: ...............................      166,924         2,766,056         2,687,483
  Contrafund Portfolio: ..................................    1,477,962        30,408,206        29,234,095
 Janus Aspen Series:
  Aggressive Growth Portfolio: ...........................      660,203        14,093,872        13,527,565
  Balanced Portfolio: ....................................      879,969        16,221,725        16,640,214
  Growth Portfolio: ......................................      911,116        17,423,434        16,800,979
  Worldwide Growth Portfolio: ............................    1,389,480        34,048,817        33,486,457
 Oppenheimer Global Securities Fund: .....................       10,027           209,115           183,602
 Oppenheimer Growth & Income Fund: .......................        3,729            65,146            64,027
 Oppenheimer Strategic Bond Fund: ........................       97,965           489,826           492,763
 Portfolio Partners, Inc. (PPI):
  PPI MFS Emerging Equities Portfolio: ...................      508,847        25,256,028        21,895,685
  PPI MFS Research Growth Portfolio: .....................      849,579         9,618,679         8,266,407
  PPI MFS Value Equity Portfolio: ........................       11,880           399,475           360,679
  PPI Scudder International Growth Portfolio: ............      976,110        14,849,755        14,202,395
  PPI T. Rowe Price Growth Equity Portfolio: .............       16,814           822,266           755,614
                                                                             ------------      ------------
NET ASSETS: ..............................................                   $456,602,063      $437,507,217
                                                                             ============      ============

Variable Life Account B

Statement of Assets and Liabilities--September 30, 1998 (Unaudited & continued):



Net assets represented by:
Policyholders' account values: (Notes 1 and 5)
Aetna Ascent VP:
 Policyholders' account values .......................... $ 2,349,551
Aetna Balanced VP, Inc.:
 Policyholders' account values ..........................  28,502,415
Aetna Bond VP:
 Policyholders' account values ..........................  28,067,981
Aetna Crossroads VP:
 Policyholders' account values ..........................   1,731,972
Aetna Growth and Income VP:
 Policyholders' account values .......................... 129,683,503
Aetna Index Plus Large Cap VP:
 Policyholders' account values ..........................   8,704,388
Aetna Legacy VP:
 Policyholders' account values ..........................   1,012,247
Aetna Money Market VP:
 Policyholders' account values ..........................  33,658,701
Aetna Small Company VP:
 Policyholders' account values ..........................     786,071
Aetna Value Opportunity VP:
 Policyholders' account values ..........................      43,432
Fidelity Investments Variable Insurance Products Fund:
 Equity-Income Portfolio:
  Policyholders' account values .........................  28,211,711
 Growth Portfolio:
  Policyholders' account values .........................  13,918,957
 High Income Portfolio:
  Policyholders' account values .........................     239,175
 Overseas Portfolio:
  Policyholders' account values .........................   1,999,148
Fidelity Investments Variable Insurance Products Fund II:
 Asset Manager Portfolio:
  Policyholders' account values .........................   2,687,483
 Contrafund Portfolio:
  Policyholders' account values .........................  29,234,095
Janus Aspen Series:
 Aggressive Growth Portfolio:
  Policyholders' account values .........................  13,527,565
 Balanced Portfolio:
  Policyholders' account values .........................  16,640,214
 Growth Portfolio:
  Policyholders' account values .........................  16,800,979

Variable Life Account B

Statement of Assets and Liabilities--September 30, 1998 (Unaudited & continued):



 Worldwide Growth Portfolio:
  Policyholders' account values ............ $ 33,486,457
Oppenheimer Global Securities Fund:
 Policyholders' account values .............      183,602
Oppenheimer Growth & Income Fund:
 Policyholders' account values .............       64,027
Oppenheimer Strategic Bond Fund:
 Policyholders' account values .............      492,763
Portfolio Partners, Inc.:
 PPI MFS Emerging Equities Portfolio:
  Policyholders' account values ............   21,895,685
 PPI MFS Research Growth Portfolio:
  Policyholders' account values ............    8,266,407
 PPI MFS Value Equity Portfolio:
  Policyholders' account values ............      360,679
 PPI Scudder International Growth Portfolio:
  Policyholders' account values ............   14,202,395
 PPI T. Rowe Price Equity Portfolio:
  Policyholders' account values ............      755,614
                                             ------------
                                             $437,507,217
                                             ============



See Notes to Financial Statements

Variable Life Account B

Statements of Operations and Changes in Net Assets



                                                                            Nine Months Ended     Nine Months Ended
                                                                           September 30, 1998     September 30, 1997
                                                                               (Unaudited)           (Unaudited)
                                                                          --------------------   -------------------
INVESTMENT INCOME:
Income: (Notes 1, 3 and 5)
 Dividends ............................................................       $ 15,792,770           $ 11,181,934
Expenses: (Notes 2 and 5)
 Valuation period deductions ..........................................         (3,192,602)            (1,872,259)
                                                                              ------------           ------------
Net investment income .................................................         12,600,168              9,309,675
                                                                              ------------           ------------
NET REALIZED AND UNREALIZED LOSS/GAIN ON INVESTMENTS:
Net realized gain on sales of investments: (Notes 1, 4 and 5)
 Proceeds from sales ..................................................        348,068,839            139,757,147
 Cost of investments sold .............................................        327,008,105            128,709,226
                                                                              ------------           ------------
  Net realized gain ...................................................         21,060,734             11,047,921
Net unrealized loss/gain on investments: (Note 5)
 Beginning of period ..................................................         16,987,228             14,132,669
 End of period ........................................................        (19,094,846)            49,099,079
                                                                              ------------           ------------
  Net change in unrealized loss/gain ..................................        (36,082,074)            34,966,410
                                                                              ------------           ------------
Net realized and unrealized loss/gain on investments ..................        (15,021,340)            46,014,331
                                                                              ------------           ------------
Net decrease/increase in net assets resulting from operations .........         (2,421,172)            55,324,006
                                                                              ------------           ------------
FROM UNIT TRANSACTIONS:
 Net premiums allocated to the variable account .......................        125,036,101             79,915,624
Transfers to the Company for monthly deductions .......................        (21,728,349)           (15,533,434)
Redemptions by contract holders .......................................        (12,224,946)           (20,908,061)
Transfers on account of policy loans ..................................         (3,414,227)            (2,096,102)
Other .................................................................           (265,337)                75,383
                                                                              ------------           ------------
 Net increase in net assets from unit transactions (Note 5) ...........         87,403,242             41,453,410
                                                                              ------------           ------------
Change in net assets ..................................................         84,982,070             96,777,416
NET ASSETS:
Beginning of period ...................................................        352,525,147            223,173,883
                                                                              ------------           ------------
End of period .........................................................       $437,507,217           $319,951,299
                                                                              ============           ============



See Notes to Financial Statements

Variable Life Account B

Condensed Financial Information--Nine Month Period Ended September 30, 1998 (Unaudited)



                                                   Value
                                                  Per Unit          Increase (Decrease)       Units
                                                  --------              in Value of        Outstanding       Reserves
                                           Beginning     End of         Accumulation          at End          at End
                                           of Period     Period             Unit            of Period       of Period
------------------------------------------------------------------------------------------------------------------------
Aetna Ascent VP
 Aetna Vest .............................    $14.055     $13.234            -5.84%             15,673.5  $   207,424.2
 Aetna Vest Estate Protector ............     14.077      13.256            -5.84%             17,698.5     234,604.7
 Aetna Vest Estate Protector II .........     10.441       9.135           -12.51%(3)           1,891.7      17,280.2
 Aetna Vest II ..........................     14.040      13.206            -5.94%              9,995.0     131,993.3
 Aetna Vest Plus ........................     14.040      13.206            -5.94%            133,140.6   1,758,248.3
Aetna Balanced VP, Inc.
 Aetna Vest .............................     21.286      21.860             2.70%            108,066.4   2,362,382.3
 Aetna Vest Estate Protector ............     13.554      13.931             2.78%             32,648.0     454,809.4
 Aetna Vest Estate Protector II .........     10.434       9.952            -4.62%(1)          22,702.9     225,940.8
 Aetna Vest II ..........................     21.515      22.088             2.66%            224,676.6   4,962,722.5
 Aetna Vest Plus ........................     18.044      18.524             2.66%            517,277.4   9,582,131.0
 Corporate Specialty Market .............     15.708      16.127             2.66%            676,793.1  10,914,345.9
 NYSUT Individual Life ..................     12.865      11.981            -6.87%(4)               6.9          83.2
Aetna Bond VP
 Aetna Vest .............................     23.428      24.840             6.03%            260,568.7   6,472,579.1
 Aetna Vest Estate Protector ............     11.224      11.914             6.15%             21,908.6     261,016.5
 Aetna Vest Estate Protector II .........     10.069      10.502             4.29%(2)          27,498.2     288,779.9
 Aetna Vest II ..........................     15.752      16.701             6.03%             72,711.2   1,214,345.2
 Aetna Vest Plus ........................     12.613      13.374             6.03%            247,522.5   3,310,261.3
 Corporate Specialty Market .............     12.175      12.908             6.03%          1,279,860.2  16,520,660.3
 NYSUT Individual Life ..................     11.028      11.326             2.70%(4)              29.9         338.3
Aetna Crossroads VP
 Aetna Vest .............................     13.369      13.038            -2.48%              6,219.8      81,092.8
 Aetna Vest Estate Protector ............     13.391      13.059            -2.48%                292.3       3,817.2
 Aetna Vest Estate Protector II .........     10.470       9.508            -9.19%(2)           5,045.0      47,968.2
 Aetna Vest II ..........................     13.356      13.010            -2.59%              6,802.9      88,506.4
 Aetna Vest Plus ........................     13.356      13.010            -2.59%            116,108.3   1,510,587.7
Aetna Growth and Income VP
 Aetna Vest .............................     44.936      42.543            -5.33%          1,325,459.6  56,388,675.0
 Aetna Vest Estate Protector ............     15.037      14.246            -5.26%             96,100.6   1,369,071.9
 Aetna Vest Estate Protector II .........     10.767       9.147           -15.04%(1)          61,900.8     566,237.1
 Aetna Vest II ..........................     25.085      23.740            -5.36%            795,008.8  18,873,213.2
 Aetna Vest Plus ........................     21.075      19.945            -5.36%          2,052,326.7  40,934,350.5
 Corporate Specialty Market .............     19.039      18.018            -5.36%            640,973.5  11,549,150.2
 NYSUT Individual Life ..................     13.251      11.369           -14.20%(4)             246.7       2,805.3

Variable Life Account B

Condensed Financial Information--Nine Month Period Ended September 30, 1998 (Unaudited & continued):



                                               Value
                                              Per Unit          Increase (Decrease)       Units
                                              --------              in Value of        Outstanding       Reserves
                                       Beginning     End of         Accumulation          at End          at End
                                       of Period     Period             Unit            of Period       of Period
--------------------------------------------------------------------------------------------------------------------
Aetna Index Plus Large Cap VP
 Aetna Vest .........................    $13.081     $13.911             6.34%             30,737.3   $   427,593.8
 Aetna Vest Estate Protector ........     13.102      13.949             6.46%             59,140.5       824,952.1
 Aetna Vest Estate Protector II .....     10.794      10.110            -6.34%(1)          32,059.3       324,111.3
 Aetna Vest II ......................     13.081      13.911             6.34%             13,015.6       181,063.4
 Aetna Vest Plus ....................     13.081      13.911             6.34%            258,785.8     3,600,034.1
 Corporate Specialty Market .........     13.081      13.911             6.34%            238,526.3     3,318,198.4
 NYSUT Individual Life ..............     14.077      12.932            -8.14%(4)           2,198.8        28,434.8
Aetna Legacy VP
 Aetna Vest Estate Protector ........     12.638      12.677              .31%              2,928.2        37,120.9
 Aetna Vest Estate Protector II .....     10.310       9.814            -4.81%(2)          13,155.1       129,107.9
 Aetna Vest II ......................     12.604      12.630              .20%                918.2        11,597.1
 Aetna Vest Plus ....................     12.604      12.630              .20%             66,068.4       834,421.0
Aetna Money Market VP
 Aetna Vest .........................     17.310      17.885             3.32%            145,130.5     2,595,729.1
 Aetna Vest Estate Protector ........     10.807      11.179             3.44%            135,150.1     1,510,793.0
 Aetna Vest Estate Protector II .....     10.045      10.295             2.49%(1)         257,244.9     2,648,451.2
 Aetna Vest II ......................     12.653      13.074             3.32%             38,164.4       498,944.4
 Aetna Vest Plus ....................     11.892      12.287             3.32%            905,951.2    11,131,296.6
 Corporate Specialty Market .........     11.377      11.755             3.32%          1,299,110.9    15,270,712.5
 NYSUT Individual Life ..............     10.603      10.732             1.22%(4)             258.5         2,774.5
Aetna Small Company VP
 Corporate Specialty Market .........     11.484       8.637           -24.79%(2)          91,009.6       786,071.4
Aetna Value Opportunity VP
 Corporate Specialty Market .........      9.567       9.404            -1.70%(6)           4,618.3        43,431.7
Fidelity Investments Variable Insurance Products Funds:
Equity-Income Portfolio
 Aetna Vest .........................     13.788     $13.233            -4.02%             17,707.1       234,314.3
 Aetna Vest Estate Protector ........     13.824      13.283            -3.92%             81,567.9     1,083,431.2
 Aetna Vest Estate Protector II .....     10.851       9.312           -14.18%(2)          29,706.9       276,638.0
 Aetna Vest II ......................     13.788      13.233            -4.02%             14,686.5       194,342.2
 Aetna Vest Plus ....................     13.788      13.233            -4.02%            624,914.0     8,269,335.8
 Corporate Specialty Market .........     15.869      15.230            -4.02%          1,191,831.9    18,152,060.3
 NYSUT Individual Life ..............     12.924      11.312           -12.47%(4)             140.4         1,588.8
Growth Portfolio
 Corporate Specialty Market .........     13.760      15.327            11.39%            908,162.8    13,918,956.8
High Income Portfolio
 Corporate Specialty Market .........     10.575       9.187           -13.12%(3)          26,033.0       239,175.4

Variable Life Account B

Condensed Financial Information--Nine Month Period Ended September 30, 1998 (Unaudited & continued):



                                                  Value
                                                 Per Unit          Increase (Decrease)       Units
                                                 --------              in Value of        Outstanding        Reserves
                                          Beginning     End of         Accumulation          at End           at End
                                          of Period     Period             Unit            of Period        of Period
-------------------------------------------------------------------------------------------------------------------------
Overseas Portfolio
 Corporate Specialty Market ............    $12.415     $11.767            -5.23%            169,899.6    $ 1,999,148.4
Fidelity Investments Variable Insurance Products Funds II:
Asset Manager Portfolio
 Corporate Specialty Market ............     14.361      14.539             1.24%            184,850.6      2,687,482.5
Contrafund Portfolio
 Aetna Vest ............................     14.166      14.790             4.41%             43,467.9        642,910.6
 Aetna Vest Estate Protector ...........     14.203      14.846             4.53%             72,534.0      1,076,849.3
 Aetna Vest Estate Protector II ........     10.825      10.066            -7.01%(1)          15,589.0        156,921.9
 Aetna Vest II .........................     14.166      14.790             4.41%             16,991.4        251,311.6
 Aetna Vest Plus .......................     14.166      14.790             4.41%            522,186.1      7,723,385.3
 Corporate Specialty Market ............     15.236      15.908             4.41%          1,218,188.5     19,379,378.9
 NYSUT Individual Life .................     13.745      12.454            -9.39%(4)             268.0          3,337.2
Janus Aspen Series:
Aggressive Growth Portfolio
 Aetna Vest ............................     18.017      17.831            -1.04%             49,056.7        874,721.3
 Aetna Vest Estate Protector ...........     10.944      10.843             -.92%             78,060.8        846,402.1
 Aetna Vest Estate Protector II ........     10.705       9.563           -10.67%(3)          10,606.9        101,428.9
 Aetna Vest II .........................     18.017      17.831            -1.04%             23,006.4        410,222.9
 Aetna Vest Plus .......................     18.017      17.831            -1.04%            387,606.6      6,911,371.4
 Corporate Specialty Market ............     13.519      13.379            -1.04%            327,644.7      4,383,418.0
Balanced Portfolio
 Aetna Vest ............................     16.883      18.702            10.78%             11,655.5        217,982.0
 Aetna Vest Estate Protector ...........     13.440      14.905            10.90%             33,661.8        501,718.6
 Aetna Vest Estate Protector II ........     10.519      10.508             -.11%(2)          19,653.4        206,515.6
 Aetna Vest II .........................     17.015      18.848            10.78%             19,593.9        369,308.5
 Aetna Vest Plus .......................     16.875      18.694            10.78%            377,296.6      7,053,068.2
 Corporate Specialty Market ............     14.799      16.394            10.78%            505,780.7      8,291,535.9
 NYSUT Individual Life .................     13.283      12.659            -4.70%(4)               6.7             85.2
Growth Portfolio
 Aetna Vest ............................     18.105      19.088             5.43%             35,292.5        673,654.8
 Aetna Vest Estate Protector ...........     13.214      13.947             5.55%             54,910.6        765,860.8
 Aetna Vest Estate Protector II ........     10.474       9.854            -5.92%(3)          15,734.7        155,046.3
 Aetna Vest II .........................     18.088      19.070             5.43%             60,825.6      1,159,968.0
 Aetna Vest Plus .......................     18.063      19.043             5.43%            539,769.4     10,279,076.1
 Corporate Specialty Market ............     14.865      15.672             5.43%            240,390.2      3,767,373.1

Variable Life Account B

Condensed Financial Information--Nine Month Period Ended September 30, 1998 (Unaudited & continued):



                                                   Value
                                                  Per Unit          Increase (Decrease)      Units
                                                  --------              in Value of       Outstanding       Reserves
                                           Beginning     End of         Accumulation         at End          at End
                                           of Period     Period             Unit           of Period       of Period
------------------------------------------------------------------------------------------------------------------------
Worldwide Growth Portfolio
 Aetna Vest .............................    $19.790     $20.950             5.87%          110,082.5    $ 2,306,272.2
 Aetna Vest Estate Protector ............     14.305      15.161             5.98%           87,466.1      1,326,065.2
 Aetna Vest Estate Protector II .........     11.034       9.958            -9.75%(1)        18,911.0        188,323.3
 Aetna Vest II ..........................     19.795      20.956             5.87%           48,396.7      1,014,206.3
 Aetna Vest Plus ........................     19.770      20.930             5.87%          734,711.4     15,377,551.9
 Corporate Specialty Market .............     16.277      17.232             5.87%          770,133.7     13,270,990.8
 NYSUT Individual Life ..................     14.268      11.993           -15.95%(4)           254.1          3,047.6
Oppenheimer Global Securities Fund
 Aetna Vest .............................     10.531       9.006           -14.48%(2)           731.2          6,585.2
 Aetna Vest Estate Protector ............     10.759       9.014           -16.22%(3)         1,657.5         14,941.0
 Aetna Vest Estate Protector II .........     10.892       9.209           -15.45%(2)           999.0          9,199.8
 Aetna Vest Plus ........................     10.718       9.006           -15.97%(2)        16,974.9        152,876.3
Oppenheimer Growth & Income Fund
 Corporate Specialty Market .............      9.178       8.867            -3.39%(6)         7,220.8         64,027.2
Oppenheimer Strategic Bond Fund
 Aetna Vest .............................     10.117       9.876            -2.39%(4)         1,061.2         10,480.3
 Aetna Vest Estate Protector II .........     10.083       9.876            -2.05%(2)        18,474.7        182,449.2
 Aetna Vest Plus ........................     10.071       9.876            -1.94%(1)        30,361.3        299,833.3
Portfolio Partners, Inc.:
PPI MFS Emerging Equities Portfolio
 Aetna Vest .............................     17.357      17.338             -.11%           66,525.5      1,153,435.9
 Aetna Vest Estate Protector ............     10.810      10.811              .00%           89,835.9        971,188.7
 Aetna Vest Estate Protector II .........     10.616       8.999           -15.23%(3)        10,877.3         97,888.7
 Aetna Vest II ..........................     17.359      17.340             -.11%           25,598.3        443,870.3
 Aetna Vest Plus ........................     17.349      17.330             -.11%          576,597.0      9,992,673.8
 Corporate Specialty Market .............     14.275      14.260             -.11%          647,745.5      9,236,627.9
PPI MFS Research Growth Portfolio
 Aetna Vest .............................     12.042      11.981             -.51%           59,767.1        716,040.0
 Aetna Vest Estate Protector ............      9.152       9.115             -.40%           16,205.5        147,712.7
 Aetna Vest Estate Protector II .........     10.650       9.402           -11.72%(3)         5,825.5         54,768.2
 Aetna Vest II ..........................     12.096      12.034             -.51%           21,451.4        258,149.3
 Aetna Vest Plus ........................     11.931      11.870             -.51%          434,142.6      5,153,263.4
 Corporate Specialty Market .............     10.912      10.856             -.51%          178,374.0      1,936,435.4
 NYSUT Individual Life ..................     11.944      10.122           -15.26%(4)             3.7             37.9

Variable Life Account B

Condensed Financial Information--Nine Month Period Ended September 30, 1998 (Unaudited & continued):



                                                      Value
                                                    Per Unit             Increase (Decrease)        Units
                                                    --------                 in Value of         Outstanding        Reserves
                                             Beginning       End of          Accumulation           at End           at End
                                             of Period       Period              Unit             of Period        of Period
-------------------------------------------------------------------------------------------------------------------------------
PPI MFS Value Equity Portfolio
 Aetna Vest .............................      $10.779      $ 9.173             -14.89%(2)              73.9     $      678.0
 Aetna Vest Estate Protector ............       10.562        9.181             -13.07%(2)           1,486.7         13,649.7
 Aetna Vest Estate Protector II .........       11.017        9.399             -14.68%(2)           6,242.2         58,672.5
 Aetna Vest II ..........................       10.910        9.173             -15.92%(2)              84.7            776.9
 Aetna Vest Plus ........................       10.757        9.173             -14.72%(2)          31,267.5        286,828.1
 NYSUT Individual Life ..................       10.870        9.181             -15.53%(5)               8.1             74.2
PPI Scudder International Growth Portfolio
 Aetna Vest .............................       15.692       16.103               2.62%            112,371.9      1,809,570.9
 Aetna Vest Estate Protector ............       11.777       12.099               2.73%             32,167.9        389,202.2
 Aetna Vest Estate Protector II .........       11.304        9.737             -13.86%(3)           6,236.2         60,725.4
 Aetna Vest II ..........................       15.596       16.004               2.62%             33,127.0        530,168.4
 Aetna Vest Plus ........................       15.509       15.915               2.62%            487,627.0      7,760,556.4
 Corporate Specialty Market .............       12.995       13.336               2.62%            273,867.4      3,652,171.9
PPI T. Rowe Price Equity Portfolio
 Aetna Vest .............................       10.689        9.399             -12.07%(2)           2,939.5         27,628.8
 Aetna Vest Estate Protector ............       10.452        9.407             -10.00%(3)          15,320.1        144,123.0
 Aetna Vest Estate Protector II .........       10.805        9.635             -10.83%(2)          11,117.2        107,111.9
 Aetna Vest II ..........................       11.000        9.399             -14.55%(5)              37.2            349.6
 Aetna Vest Plus ........................       10.422        9.399              -9.82%(1)          50,685.9        476,400.5



Notes to Condensed Financial Information:
(1)--Reflects less than a full year of performance activity. Funds were first received in this option during March 1998.
(2)--Reflects less than a full year of performance activity. Funds were first received in this option during April 1998.
(3)--Reflects less than a full year of performance activity. Funds were first received in this option during May 1998.
(4)--Reflects less than a full year of performance activity. Funds were first received in this option during June 1998.
(5)--Reflects less than a full year of performance activity. Funds were first received in this option during July 1998.
(6)--Reflects less than a full year of performance activity. Funds were first received in this option during September 1998.

Variable Life Account B

Notes to Financial Statements--September 30, 1998 (Unaudited & continued):

5. Supplemental Information to Statements of Operations and Changes in Net Assets--Period Ended September 30, 1998



                                                           Valuation        Proceeds      Cost of         Net
                                                             Period           from      Investments    Realized
                                            Dividends      Deductions        Sales          Sold      Gain (Loss)
                                            ---------      ----------        -----          ----      -----------
Aetna Ascent VP: ........................  $   20,464    ($   16,393)     $   272,010   $   241,469      30,541
 PolicyHolders' account values ..........
Aetna Balanced VP, Inc.: ................   4,253,335       (211,503)       8,004,991     6,413,766   1,591,225
 PolicyHolders' account values ..........
Aetna Bond Fund VP: .....................     550,573       (185,723)       5,396,160     5,168,966     227,194
 PolicyHolders' account values ..........
Aetna Crossroads VP: ....................       6,047         (9,976)         382,423       357,548      24,875
 PolicyHolders' account values ..........
Aetna Growth and Income VP: .............   2,857,041     (1,046,568)      26,349,802    23,806,472   2,543,330
 PolicyHolders' account values ..........
Aetna Index Plus Large Cap VP:                 47,679        (47,359)       2,117,907     1,870,873     247,034
 PolicyHolders' account values ..........
Aetna Legacy VP: ........................       3,447         (6,113)         184,779       173,048      11,731
 PolicyHolders' account values ..........
Aetna Money Market VP: ..................     940,509       (201,129)      98,092,731    98,046,738      45,993
 PolicyHolders' account values ..........
Aetna Small Company VP: .................       3,120         (2,927)         355,502       386,852     (31,350)
 PolicyHolders' account values ..........
Aetna Value Opportunity VP: .............           0             (7)          43,439        43,811        (372)
 PolicyHolders' account values ..........
Fidelity Investments Variable Insurance Products Fund:
 Equity-Income Portfolio: ...............   1,381,671       (199,903)       7,955,942     6,693,161   1,262,781
  PolicyHolders' account values .........
 Growth Portfolio: ......................   1,011,595        (86,748)       2,540,527     2,299,318     241,209
  PolicyHolders' account values .........
 High Income Portfolio: .................           0           (948)          18,331        19,001        (670)
  PolicyHolders' account values .........
 Overseas Portfolio: ....................     141,761        (15,826)         508,150       475,755      32,395
  PolicyHolders' account values .........
Fidelity Investments Variable Insurance Products Fund II:
 Asset Manager Portfolio: ...............     329,918        (22,593)       2,423,201     2,312,344     110,857
  PolicyHolders' account values .........
 Contrafund Portfolio: ..................   1,313,979       (203,742)      11,151,071     8,905,381   2,245,690
PolicyHolders' account values ...........
Janus Aspen Series: .....................
 Aggressive Growth Portfolio: ...........           0       (101,830)       9,464,637     8,108,566   1,356,071
  PolicyHolders' account values .........

                                                    Net Increase
        Net Unrealized                 Net          (Decrease) In
          Gain (Loss)               Change in        Net Assets                 Net Assets
  Beginning           End           Unrealized        from Unit        Beginning           End
   of Year         of Period       Gain (Loss)      Transactions       of Period        of Period
   -------         ---------       -----------      ------------       ---------        ---------
 $   27,927      ($   191,227)        (219,154)     $   731,540
                                                                   $  1,802,553     $  2,349,551
  1,971,257        (3,142,312)      (5,113,569)       3,646,855
                                                                     24,336,071       28,502,415
    (12,114)          886,820          898,934        5,472,199
                                                                     21,104,804       28,067,981
      5,069           (93,808)         (98,877)       1,099,611
                                                                        710,292        1,731,972
  6,207,999        (5,509,535)     (11,717,534)       4,668,211
                                                                    132,379,023      129,683,503
    (23,927)         (368,275)        (344,348)       6,839,837
                                                                      1,961,545        8,704,388
        618           (22,197)         (22,815)         375,858
                                                                        650,139        1,012,247
     70,857           174,585          103,728       12,449,399
                                                                     20,320,201       33,658,701
          0          (156,550)        (156,550)         973,778
                                                                              0          786,071
          0              (372)            (372)          44,183
                                                                              0           43,432
  1,523,698        (2,498,637)      (4,022,335)       9,606,047
                                                                     20,183,450       28,211,711
    380,110           209,148         (170,962)       5,803,719
                                                                      7,120,144       13,918,957
          0           (35,160)         (35,160)         275,953
                                                                              0          239,175
     (8,270)         (272,889)        (264,619)         315,723
                                                                      1,789,714        1,999,148
    281,699           (78,574)        (360,273)          94,847
                                                                      2,534,727        2,687,483
  1,505,359        (1,174,111)      (2,679,470)       8,337,610
                                                                     20,220,028       29,234,095
    844,868          (566,308)      (1,411,176)       1,282,135
                                                                     12,402,365       13,527,565

Variable Life Account B

Notes to Financial Statements--September 30, 1998 (Unaudited & continued):

5. Supplemental Information to Statements of Operations and Changes in Net Assets--Period Ended September 30, 1998 (continued):



                                                                   Valuation        Proceeds        Cost of           Net
                                                                    Period            from        Investments       Realized
                                                   Dividends      Deductions         Sales            Sold        Gain (Loss)
                                                   ---------      ----------         -----            ----        -----------
Balanced Portfolio: ...........................  $   476,510     ($   100,984)   $  4,205,517    $  3,082,152       1,123,365
 PolicyHolders' account values ................
Growth Portfolio: .............................    1,052,263         (116,609)      6,371,071       4,812,748       1,558,323
 PolicyHolders' account values ................
Worldwide Growth Portfolio: ...................    1,300,477         (251,983)      8,268,827       5,980,664       2,288,163
 PolicyHolders' account values ................
Oppenhiemer Global Securities Fund: ...........            0             (502)          5,055           5,532            (477)
 PolicyHolders' account values ................
Oppenhiemer Growth & Income Fund: .............            0              (11)         64,038          65,157          (1,119)
 PolicyHolders' account values ................
Oppenhiemer Strategic Bond Fund: ..............          104             (938)        172,873         177,117          (4,244)
 PolicyHolders' account values ................
Portfolio Partners Inc.: ......................
PPI MFS Emerging Equities Portfolio ...........       68,284         (176,366)     74,129,931      70,976,755       3,153,176
 PolicyHolders' account values ................
PPI MFS Research Growth Portfolio .............        2,113          (64,244)     19,948,723      18,675,582       1,273,141
 PolicyHolders' account values ................
PPI MFS Value Equity ..........................          628           (1,102)        163,378         189,653         (26,275)
 PolicyHolders' account values ................
PPI Scudder International Growth Portfolio.....       27,896         (118,590)     59,395,931      57,633,192       1,762,739
 PolicyHolders' account values ................
PPI T. Rowe Price Growth Equity Portfolio......        3,356           (1,985)         81,892          86,484          (4,592)
 PolicyHolders' account values ................
                                                 -----------      -----------    ------------    ------------     -----------
Total Variable Life Account B .................  $15,792,770      $(3,192,602)   $348,068,839    $327,008,105     $21,060,734
                                                 ===========      ===========    ============    ============     ===========

                                                           Net Increase
           Net Unrealized                    Net           (Decrease) In
            Gain (Loss)                   Change in         Net Assets                  Net Assets
   Beginning             End              Unrealized         from Unit        Beginning            End
   of Period          of Period          Gain (Loss)       Transactions       of Period         of Period
   ---------          ---------          -----------       ------------       ---------         ---------
  $   885,469        $    418,489            (466,980)     $ 7,402,662
                                                                            $  8,205,641     $ 16,640,214
    1,360,430            (622,455)         (1,982,885)       4,309,887
                                                                              11,980,000       16,800,979
    1,817,349            (562,360)         (2,379,709)       8,226,222
                                                                              24,303,287       33,486,457
            0             (25,513)            (25,513)         210,094
                                                                                       0          183,602
            0              (1,119)             (1,119)          66,276
                                                                                       0           64,027
            0               2,937               2,937          494,904
                                                                                       0          492,763
       42,515          (3,360,343)         (3,402,858)       3,191,577
                                                                              19,061,872       21,895,685
      (86,245)         (1,352,272)         (1,266,027)       1,173,243
                                                                               7,148,181        8,266,407
            0             (38,796)            (38,796)         426,224
                                                                                       0          360,679
      192,560            (647,360)           (839,920)        (940,840)
                                                                              14,311,110       14,202,395
            0             (66,652)            (66,652)         825,488
                                                                                       0          755,614
  -----------         -----------         -----------      -----------      ------------     ------------
  $16,987,228        ($19,094,846)       ($36,082,074)     $87,403,242      $352,525,147     $437,507,217
  ===========        ============        ============      ===========      ============     ============

Variable Life Account B


Notes to Financial Statements--September 30, 1997 (Unaudited & continued):

5. Supplemental Information to Statements of Operations and Changes in Net Assets--Period Ended September 30, 1997



                                                              Valuation      Proceeds      Cost of          Net
                                                               Period          from      Investments     Realized
                                               Dividends     Deductions       Sales          Sold       Gain (Loss)
                                               ---------     ----------       -----          ----       -----------
Aetna Variable Fund: .......................  $4,806,166     ($ 759,765)   $ 7,628,880   $ 5,575,341    $2,053,539
 PolicyHolders' account values .............
Aetna Income Shares: .......................     371,054        (97,068)     1,779,972     1,823,228       (43,256)
 PolicyHolders' account values .............
Aetna Variable Encore Fund: ................     372,968       (100,707)    43,104,359    42,850,706       253,653
 PolicyHolders' account values .............
Aetna Investment Advisers Fund, Inc.: ......   1,720,435       (127,224)     1,636,280     1,316,961       319,319
 PolicyHolders' account values .............
Aetna Ascent Variable Portfolio: ...........      13,550         (7,125)       779,440       770,289         9,151
 PolicyHolders' account values .............
Aetna Crossroads Variable Portfolio: .......       4,060         (1,903)       181,294       178,792         2,502
 PolicyHolders' account values .............
Aetna Legacy Variable Portfolio: ...........       7,636         (2,023)       216,181       198,502        17,679
 PolicyHolders' account values .............
Aetna Variable Index Plus Portfolio: .......           0         (1,350)         2,893         2,642           251
 PolicyHolders' account values .............
Alger American Small Capitalization
 Portfolio: ................................     576,583        (97,515)    27,120,190    25,868,551     1,251,639
 PolicyHolders' account values .............
American Century VP Capital Appreciation
 Fund: .....................................     132,455        (45,867)     3,235,827     3,442,376      (206,549)
 PolicyHolders' account values .............
Fidelity Investments Variable Insurance Products Fund:
Equity-Income Portfolio: ...................   1,485,715       (123,125)    11,734,663     9,571,434     2,163,229
 PolicyHolders' account values .............
Growth Portfolio: ..........................     192,233        (39,162)     6,082,672     5,284,973       797,699
 PolicyHolders' account values .............
Overseas Portfolio: ........................      46,706         (4,712)        46,070        41,030         5,040
 PolicyHolders' account values .............
Fidelity Investments Variable Insurance Products Fund II:
Asset Manager Portfolio: ...................     175,953        (12,238)        96,650        91,251         5,399
 PolicyHolders' account values .............
Contrafund Portfolio: ......................     235,708        (63,309)     4,141,445     3,321,787       819,658
 PolicyHolders' account values .............
Janus Aspen Series: ........................
Aggressive Growth Portfolio: ...............           0        (67,528)    15,604,169    15,153,080       451,089
 PolicyHolders' account values .............
Balanced Portfolio: ........................     123,266        (34,252)       982,085       824,394       157,691
 PolicyHolders' account values .............

                                                    Net Increase
        Net Unrealized                 Net          (Decrease) In
          Gain (Loss)               Change in        Net Assets                  Net Assets
  Beginning           End           Unrealized        from Unit        Beginning           End
   of Year         of Period       Gain (Loss)      Transactions        of Year         of Period
   -------         ---------       -----------      ------------        -------         ---------
 $7,294,643      $31,518,299       $24,223,656       $ 7,831,916
                                                                     $92,871,626      $131,027,138
   (190,180)         350,595           540,775         4,905,304
                                                                      13,179,787        18,856,596
    106,394           51,381           (55,013)        5,490,419
                                                                       9,092,185        15,053,505
  1,383,931        2,748,202         1,364,271         1,873,923
                                                                      15,791,541        20,942,265
     15,645          220,169           204,524           832,228
                                                                         545,378         1,597,706
       (191)          48,987            49,178           283,818
                                                                         123,692           461,347
         20           28,909            28,889           537,581
                                                                          13,963           603,725
          0           22,952            22,952           853,351
                                                                               0           875,204
    172,057          799,979           627,922         5,253,086
                                                                      13,086,083        20,697,798
   (146,911)         619,963           766,874            91,398
                                                                       6,482,525         7,220,836
  1,096,283        1,561,726           465,443        (4,155,358)
                                                                      13,310,213        13,146,117
    294,867          568,043           273,176        (1,242,727)
                                                                       5,052,529         5,033,748
     37,941          104,008            66,067           307,575
                                                                         532,327           953,003
    134,978          252,377           117,399           410,462
                                                                       1,410,186         2,107,161
    730,883        1,835,606         1,104,723         8,625,629
                                                                       6,911,690        17,634,099
    249,074          976,934           727,860          (670,440)
                                                                       9,662,927        10,103,908
    243,163          851,665           608,502         2,005,240
                                                                       3,574,345         6,434,792

Variable Life Account B


Notes to Financial Statements--September 30, 1997 (Unaudited & continued):

5. Supplemental Information to Statements of Operations and Changes in Net Assets--Period Ended September 30, 1997



                                                            Valuation        Proceeds        Cost of           Net
                                                             Period            from        Investments      Realized
                                            Dividends      Deductions         Sales            Sold        Gain (Loss)
                                            ---------      ----------         -----            ----        -----------
Growth Portfolio: ......................     277,232        (61,963)        3,109,251       2,424,122        685,129
 PolicyHolders' account values .........
Short-Term Bond Portfolio: ............. $   101,542    ($   28,323)     $  3,489,096    $  3,386,095    $   103,001
 PolicyHolders' account values .........
Worldwide Growth Portfolio: ............     274,427       (109,951)        5,994,187       4,447,419      1,546,768
 PolicyHolders' account values .........
Scudder Variable Life Investment Fund --
  International Portfolio: .............     264,245        (87,149)        2,791,543       2,136,253        655,290
 PolicyHolders' account values .........
                                         -----------     ----------      ------------    ------------    -----------
Total Variable Life Account B .......... $11,181,934    ($1,872,259)     $139,757,147    $128,709,226    $11,047,921
                                         ===========     ==========      ============    ============    ===========

                                                      Net Increase
         Net Unrealized                 Net           (Decrease) In
          Gain (Loss)                Change in         Net Assets                   Net Assets
   Beginning           End           Unrealized         from Unit         Beginning            End
    of Year         of Period       Gain (Loss)       Transactions         of Year          of Period
    -------         ---------       -----------       ------------         -------          ---------
     566,478        1,545,448            978,970         1,171,142
                                                                           7,174,647        10,225,157
 $    26,773      $    22,780       ($     3,993)     ($ 2,462,833)
                                                                        $  3,827,848      $  1,537,242
     872,277        2,871,957          1,999,680         7,693,049
                                                                           9,915,136        21,319,109
   1,244,544        2,099,099            854,555         1,818,647
                                                                          10,615,255        14,120,843
 -----------      -----------        -----------       -----------      ------------      ------------
 $14,132,669      $49,099,079        $34,966,410       $41,453,410      $223,173,883      $319,951,299
 ===========      ===========        ===========       ===========      ============      ============

Variable Life Account B


Notes to Financial Statements--September 30, 1998 (Unaudited)

1. Summary of Significant Accounting Policies

   Variable Life Account B (the "Account") is a separate account established by Aetna Life Insurance and Annuity Company (the "Company") and is registered under the Investment Company Act of 1940 as a unit investment trust. The Account is sold exclusively for use with variable life insurance product contracts as defined under the Internal Revenue Code of 1986, as amended.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Account.

   a. Valuation of Investments

   Investments in the following Funds are stated at the closing net asset value per share as determined by each fund on September 30, 1998:

   Aetna Ascent VP
   Aetna Balanced VP, Inc.
   Aetna Bond VP
   Aetna Crossroads VP
   Aetna Growth and Income VP
   Aetna Index Plus Large Cap VP
   Aetna Legacy VP
   Aetna Money Market VP
   Aetna Small Company VP
   Aetna Value Opportunity VP
   Fidelity Investments Variable Insurance
   Products Fund:
   o Equity-Income Portfolio
   o Growth Portfolio
   o High Income Portfolio
   o Overseas Portfolio
   Fidelity Investments Variable Insurance
   Products Fund II:
   o Asset Manager Portfolio
   o Contrafund Portfolio

   Janus Aspen Series:
   o Aggressive Growth Portfolio
   o Balanced Portfolio
   o Growth Portfolio
   o Worldwide Growth Portfolio
   Oppenheimer Global Securities Fund
   Oppenheimer Growth & Income Fund
   Oppenheimer Strategic Bond Fund
   Portfolio Partners, Inc. (PPI):
   o PPI MFS Emerging Equities Portfolio
   o PPI MFS Research Growth Portfolio
   o PPI MFS Value Equity Portfolio
   o PPI Scudder International Growth Portfolio
   o PPI T. Rowe Price Growth Equity Portfolio

   b. Other

   Investment transactions are accounted for on a trade date basis and dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by specific identification.

   c. Federal Income Taxes

   The operations of the Account form a part of, and are taxed with, the total operations of the Company which is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended.

Variable Life Account B


Notes to Financial Statements--September 30, 1998 (Unaudited and continued):

2. Valuation Period Deductions

   Deductions by the Account for mortality and expense risk charges are made in accordance with the terms of the policies and are paid to the Company.

3. Dividend Income

   On an annual basis the Funds distribute substantially all of their taxable income and realized capital gains to their shareholders. Distributions paid to the Account are automatically reinvested in shares of the Funds. The Account's proportionate share of each Fund's undistributed net investment income (distributions in excess of net investment income) and accumulated net realized gain (loss) on investments is included in net unrealized gain (loss) on investments in the Statements of Operations and Changes in Net Assets.

4. Purchases and Sales of Investments

   The cost of purchases and proceeds from sales of investments other than short-term investments for the six month periods ended September 30, 1998 and 1997 aggregated $448,072,250 and $348,068,839 and $190,520,232 and
   $139,757,147, respectively.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY

                   Index to Consolidated Financial Statements

                                                                                              Page
Independent Auditors' Report .............................................................    F-2
Consolidated Financial Statements:
Consolidated Statements of Income for the Years Ended December 31, 1997, 1996 and 1995 ...    F-3
Consolidated Balance Sheets as of December 31, 1997 and 1996 .............................    F-4
Consolidated Statements of Changes in Shareholder's Equity for the Years Ended December
   31, 1997, 1996 and 1995 ...............................................................    F-5
Consolidated Statements of Cash Flows for the Years Ended December 31, 1997, 1996 and
   1995 ..................................................................................    F-6
Notes to Consolidated Financial Statements ...............................................    F-8
Consolidated Statements of Income for the Three and Nine Months Ended September 30, 1998
   and 1997 ..............................................................................   F-32
Consolidated Balance Sheets as of September 30, 1998 and December 31, 1997 ...............   F-33
Consolidated Statements of Changes in Shareholder's Equity for the Nine Months Ended
   September 30, 1998 and 1997 ...........................................................   F-34
Consolidated Statements of Cash Flows for the Nine Months Ended September 30, 1998 and
   1997 ..................................................................................   F-35
Condensed Notes to Consolidated Financial Statements .....................................   F-36

                         Independent Auditors' Report

The Shareholder and Board of Directors
Aetna Life Insurance and Annuity Company:

We have audited the accompanying consolidated balance sheets of Aetna Life Insurance and Annuity Company and Subsidiary as of December 31, 1997 and 1996, and the related consolidated statements of income, changes in shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 1997. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Aetna Life Insurance and Annuity Company and Subsidiary at December 31, 1997 and 1996, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1997, in conformity with generally accepted accounting principles.

                                                       /s/ KPMG Peat Marwick LLP

Hartford, Connecticut
February 3, 1998

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

                        Consolidated Statements of Income
                                   (millions)

                                                              Years Ended December 31,
                                                       ---------------------------------------
                                                           1997          1996          1995
                                                           ----          ----          ----
Revenue:
 Premiums                                               $  267.1      $  133.6      $  212.7
 Charges assessed against policyholders                    475.0         396.5         318.9
 Net investment income                                   1,080.5       1,045.6       1,004.3
 Net realized capital gains                                 36.0          19.7          41.3
 Other income                                               39.7          45.4          42.0
                                                        --------      --------      --------
  Total revenue                                          1,898.3       1,640.8       1,619.2
                                                        --------      --------      --------

Benefits and expenses:
 Current and future benefits                             1,127.8         968.6         997.2
 Operating expenses                                        347.4         342.2         310.8
 Amortization of deferred policy acquisition costs         128.4          69.8          48.0
 Severance and facilities charges                             --          61.3            --
                                                        --------      --------      --------
  Total benefits and expenses                            1,603.6       1,441.9       1,356.0
                                                        --------      --------      --------

Income before income taxes                                 294.7         198.9         263.2

Income taxes                                                89.4          57.8          87.3
                                                        --------      --------      --------

Net income                                              $  205.3      $  141.1      $  175.9
                                                        ========      ========      ========


See Condensed Notes to Consolidated Financial Statements.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

                           Consolidated Balance Sheets
                          (millions, except share data)

                                                                                December 31,
                                                                       -------------------------------
Assets                                                                      1997             1996
------                                                                      ----             ----
Investments:
 Debt securities available for sale, at fair value (amortized cost:
  $12,912.2 and $12,539.1)                                                $13,463.8        $12,905.5
 Equity securities, available for sale:
  Nonredeemable preferred stock (cost: $131.7 and $107.6)                     147.6            119.0
  Investment in affiliated mutual funds (cost: $78.1 and $77.3)                83.0             81.1
  Common stock (cost: $0.2 and $0.0)                                             .6               .3
  Short-term investments                                                       95.6             34.8
  Mortgage loans                                                               12.8             13.0
  Policy loans                                                                469.6            399.3
                                                                          ---------        ---------
   Total investments                                                       14,273.0         13,553.0
 Cash and cash equivalents                                                    565.4            459.1
 Accrued investment income                                                    163.0            159.0
 Premiums due and other receivables                                            63.7             26.6
 Deferred policy acquisition costs                                          1,654.6          1,515.3
 Reinsurance loan to affiliate                                                397.2            628.3
 Other assets                                                                  46.8             33.7
 Separate accounts assets                                                  22,982.7         15,318.3
                                                                          ---------        ---------
   Total assets                                                           $40,146.4        $31,693.3
                                                                          =========        =========
Liabilities and Shareholder's Equity
------------------------------------
Liabilities:
 Future policy benefits                                                   $ 3,763.7        $ 3,617.0
 Unpaid claims and claim expenses                                              38.0             28.9
 Policyholders' funds left with the Company                                11,143.5         10,663.7
                                                                          ---------        ---------
   Total insurance reserve liabilities                                     14,945.2         14,309.6
 Other liabilities                                                            312.8            354.7
 Income taxes:
  Current                                                                      12.4             20.7
  Deferred                                                                     72.0             80.5
 Separate accounts liabilities                                             22,970.0         15,318.3
                                                                          ---------        ---------
   Total liabilities                                                       38,312.4         30,083.8
                                                                          ---------        ---------
Shareholder's equity:
 Common stock, par value $50 (100,000 shares authorized; 55,000
  shares issued and outstanding)                                                2.8              2.8
 Paid-in capital                                                              418.0            418.0
 Accumulated other comprehensive income                                        92.9             60.5
 Retained earnings                                                          1,320.3          1,128.2
                                                                          ---------        ---------
   Total shareholder's equity                                               1,834.0          1,609.5
                                                                          ---------        ---------
   Total liabilities and shareholder's equity                             $40,146.4        $31,693.3
                                                                          =========        =========


See Condensed Notes to Consolidated Financial Statements.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

           Consolidated Statements of Changes in Shareholder's Equity
                                   (millions)

                                                       Years Ended December 31,
                                             ---------------------------------------------
                                                  1997            1996            1995
                                                  ----            ----            ----
Shareholder's equity, beginning of year         $1,609.5        $1,583.0        $1,088.5
Comprehensive income
 Net income                                        205.3           141.1           175.9
 Other comprehensive income, net of tax
  Unrealized gains (losses) on securities
  ($50.1 million, $(110.8) million and
  $494.6 million, pretax, respectively)             32.4           (72.0)          321.5
                                                --------        --------        --------
Total comprehensive income                         237.7            69.1           497.4
                                                --------        --------        --------
Capital contributions                                 --            10.4             0.0
Other changes                                        4.1           (49.5)            0.0
Common stock dividends                             (17.3)           (3.5)           (2.9)
                                                --------        --------        --------
Shareholder's equity, end of year               $1,834.0        $1,609.5        $1,583.0
                                                ========        ========        ========


See Condensed Notes to Consolidated Financial Statements.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

                      Consolidated Statements of Cash Flows
                                   (millions)

                                                                          Years Ended December 31,
                                                                ---------------------------------------------
                                                                     1997            1996            1995
                                                                -------------   -------------   -------------

Cash Flows from Operating Activities:
 Net income                                                       $   205.3       $   141.1       $   175.9
 Adjustments to reconcile net income to net cash
  provided by (used for) operating activities:
 (Increase) decrease in accrued investment income                      (4.0)           16.5           (33.3)
 (Increase) decrease in premiums due and other
  receivables                                                         (33.3)            1.6            25.4
 Increase in policy loans                                             (70.3)          (60.7)          (89.9)
 Increase in deferred policy acquisition costs                       (139.3)         (174.0)         (177.0)
 Decrease in reinsurance loan to affiliate                            231.1            27.2            34.8
 Net increase in universal life account balances                      286.4           243.2           393.4
 (Decrease) increase in other insurance reserve liabilities          (249.6)         (211.5)           79.0
 Net (decrease) increase in other liabilities and other
  assets                                                              (41.7)            3.1            13.0
 Decrease in income taxes                                             (31.4)          (26.7)           (4.5)
 Net accretion of discount on investments                             (66.4)          (68.0)          (66.4)
 Net realized capital gains                                           (36.0)          (19.7)          (41.3)
 Other, net                                                              --             1.1              --
                                                                  ---------       ---------       ---------
  Net cash provided by (used for) operating activities                 50.8          (126.8)          309.1
                                                                  ---------       ---------       ---------

Cash Flows from Investing Activities:
 Proceeds from sales of:
  Debt securities available for sale                                5,311.3         5,182.2         4,207.2
  Equity securities                                                   103.1           190.5           180.8
  Mortgage loans                                                        0.2             8.7            10.7
  Limited partnership                                                    --              --            26.6
 Investment maturities and collections of:
  Debt securities available for sale                                1,212.7           885.2           583.9
  Short-term investments                                               89.3            35.0           106.1
 Cost of investment purchases in:
  Debt securities available for sale                               (6,732.8)       (6,534.3)       (6,034.0)
  Equity securities                                                  (113.3)         (118.1)         (170.9)
  Short-term investments                                             (149.9)          (54.7)          (24.7)
  Mortgage loans                                                         --              --           (21.3)
 Other, net                                                              --           (17.6)             --
                                                                  ---------       ---------       ---------
  Net cash used for investing activities                             (279.4)         (423.1)       (1,135.6)
                                                                  ---------       ---------       ---------


See Condensed Notes to Consolidated Financial Statements.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

                Consolidated Statements of Cash Flows (Continued)
                                   (millions)

                                                                      Years Ended December 31,
                                                             ------------------------------------------
                                                                 1997           1996           1995
                                                             ------------   ------------   ------------

Cash Flows from Financing Activities:
 Deposits and interest credited for investment contracts         1,621.2        1,579.5        1,884.5
 Withdrawals of investment contracts                            (1,256.3)      (1,146.2)      (1,109.6)
 Capital contribution to Separate Account                          (25.0)            --             --
 Return of capital from Separate Account                            12.3             --             --
 Capital contribution from HOLDCO                                     --           10.4             --
 Dividends paid to shareholder                                     (17.3)          (3.5)          (2.9)
                                                               ---------      ---------      ---------
  Net cash provided by financing activities                        334.9          440.2          772.0
                                                               ---------      ---------      ---------

Net increase (decrease) in cash and cash equivalents               106.3         (109.7)         (54.5)
Cash and cash equivalents, beginning of year                       459.1          568.8          623.3
                                                               ---------      ---------      ---------

Cash and cash equivalents, end of year                         $   565.4      $   459.1      $   568.8
                                                               =========      =========      =========

Supplemental cash flow information:
  Income taxes paid, net                                       $   119.6      $    85.5      $    92.8
                                                               =========      =========      =========


See Condensed Notes to Consolidated Financial Statements.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

                   Notes to Consolidated Financial Statements

1. Summary of Significant Accounting Policies

   Aetna Life Insurance and Annuity Company and its wholly owned subsidiary (collectively, the "Company") are providers of financial services and life insurance products in the United States. The Company has two business segments: financial services and individual life insurance.

   Financial services products include annuity contracts that offer a variety of funding and payout options for individual and employer-sponsored retirement plans qualified under Internal Revenue Code Sections 401, 403, 408 and 457, and non-qualified annuity contracts. These contracts may be deferred or immediate ("payout annuities"). Financial services also include investment advisory services and pension plan administrative services.

   Individual life insurance products include universal life, variable universal life, traditional whole life and term insurance.

   Basis of Presentation

   The consolidated financial statements include Aetna Life Insurance and Annuity Company and its wholly owned subsidiary, Aetna Insurance Company of America. Aetna Life Insurance and Annuity Company is a wholly owned subsidiary of Aetna Retirement Holdings, Inc. ("HOLDCO"). HOLDCO is a wholly owned subsidiary of Aetna Retirement Services, Inc., whose ultimate parent is Aetna Inc. ("Aetna").

   The consolidated financial statements have been prepared in accordance with generally accepted accounting principles. Certain reclassifications have been made to 1996 and 1995 financial information to conform to the 1997 presentation.

   New Accounting Standard

   As of December 31, 1997 the Company adopted Financial Accounting Standard ("FAS") No. 130, Reporting Comprehensive Income. This statement establishes standards for the reporting and presentation of comprehensive income and its components in a full set of financial statements. Comprehensive income encompasses all changes in shareholder's equity (except those arising from transactions with shareholders) and includes net income and net unrealized capital gains or losses on available-for-sale securities. As this new standard only requires additional information in a financial statement, it does not affect the Company's financial position or results of operations.

   Future Application of Accounting Standards

   Accounting for Transfers and Servicing of Financial Assets and
   Extinguishments of Liabilities

   FAS No. 125, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, was issued in June 1996 and provides accounting and reporting standards for transfers of financial assets and extinguishments of liabilities.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

1. Summary of Significant Accounting Policies (Continued)

   FAS No. 125 is effective for 1997 financial statements; however, certain provisions relating to accounting for repurchase agreements and securities lending are not effective until January 1, 1998. Provisions effective in 1997 did not have a material effect on the Company's financial position or results of operations. The Company does not expect adoption of this statement for provisions effective in 1998 to have a material effect on its financial position or results of operations.

   Accounting by Insurance and Other Enterprises for Insurance-Related
   Assessments

   In December 1997, the American Institute of Certified Public Accountants issued Statement of Position 97-3, Accounting by Insurance and Other Enterprises for Insurance-Related Assessments, which provides guidance for determining when an insurance or other enterprise should recognize a liability for guaranty-fund and other insurance related assessments and guidance for measuring the liability. This statement is effective for 1999 financial statements with early adoption permitted. The Company does not expect adoption of this statement to have a material effect on its financial position or results of operations.

   Use of Estimates

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

   Cash and Cash Equivalents

   Cash and cash equivalents include cash on hand, money market instruments and other debt issues with a maturity of 90 days or less when purchased.

   Investments

   Debt and equity securities are classified as available for sale and carried at fair value. These securities are written down (as realized capital losses) for other than temporary declines in value. Unrealized capital gains and losses related to available for sale investments, other than amounts allocable to experience rated contractholders, are reflected in shareholder's equity, net of related taxes.

   Fair values for debt and equity securities are based on quoted market prices or dealer quotations. Where quoted market prices or dealer quotations are not available, fair values are measured utilizing quoted market prices for similar securities or by using discounted cash flow methods. Cost for mortgage-backed securities is adjusted for unamortized premiums and discounts, which are amortized using the interest method over the estimated remaining term of the securities, adjusted for anticipated prepayments.

   The company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions for short periods of time. Initial collateral, primarily cash, is required at a rate of 102% of the market value of a loaned domestic security and 105% of the market value of a loaned

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

1. Summary of Significant Accounting Policies (Continued)

   foreign security. The collateral is deposited by the borrower with a lending agent, and retained and invested by the lending agent according to the Company's guidelines to generate additional income. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value of the loaned securities fluctuates. At December 31, 1997 and 1996, the Company loaned securities (which are reflected as invested assets) with a market value of approximately $385.1 million and $444.7 million, respectively.

   Purchases and sales of debt and equity securities are recorded on the trade date.

   The investment in affiliated mutual funds represents an investment in Aetna managed mutual funds which have been seeded by the Company, and is carried at fair value.

   Mortgage loans and policy loans are carried at unpaid principal balances, net of impairment reserves. Sales of mortgage loans are recorded on the closing date.

   Short-term investments, consisting primarily of money market instruments and other debt issues purchased with a maturity of 91 days to one year, are considered available for sale and are carried at fair value, which approximates amortized cost.

   The Company utilizes futures contracts, swap agreements and warrants for other than trading purposes in order to manage investment returns and price risk and to align maturities, interest rates, and funds availability with its obligations. (Refer to Note 3.)

   Futures contracts are carried at fair value and require daily cash settlement. Changes in the fair value of futures contracts that qualify as hedges are deferred and recognized as an adjustment to the hedged asset or liability. Deferred gains or losses on such futures contracts are amortized over the life of the acquired asset or liability as a yield adjustment or through net realized capital gains or losses upon disposal of an asset. Changes in the fair value of futures contracts that do not qualify as hedges are recorded in net realized capital gains or losses. Hedge designation requires specific asset or liability identification, a probability at inception of high correlation with the position underlying the hedge, and that high correlation be maintained throughout the hedge period. If a hedging instrument ceases to be highly correlated with the position underlying the hedge, hedge accounting ceases at that date and excess gains and losses on the hedging instrument are reflected in net realized capital gains or losses.

   Interest rate swap agreements which are designated as interest rate risk management instruments at inception are accounted for using the accrual method. Accordingly, the difference between amounts paid and received on such agreements is reported in net investment income. There is no recognition in the Consolidated Balance Sheets for changes in the fair value of the agreement.

   Warrants represent the right to purchase specific securities and are accounted for as hedges. Upon exercise, the cost of the warrants are added to the basis of the securities purchased.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

1. Summary of Significant Accounting Policies (Continued)

   Deferred Policy Acquisition Costs

   Certain costs of acquiring insurance business are deferred. These costs, all of which vary with and are primarily related to the production of new and renewal business, consist principally of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses. For fixed ordinary life contracts, such costs are amortized over expected premium-paying periods (up to 20 years). For universal life and certain annuity contracts, such costs are amortized in proportion to estimated gross profits and adjusted to reflect actual gross profits over the life of the contracts (up to 20 years). Deferred policy acquisition costs are written off to the extent that it is determined that future policy premiums and investment income or gross profits are not adequate to cover related losses and expenses.

   Insurance Reserve Liabilities

   Future policy benefits include reserves for universal life, immediate annuities with life contingent payouts and traditional life insurance contracts. Reserves for universal life contracts are equal to cumulative deposits less charges and withdrawals plus credited interest thereon. Reserves for immediate annuities with life contingent payouts and traditional life insurance contracts are computed on the basis of assumed investment yield, mortality, and expenses, including a margin for adverse deviations. Such assumptions generally vary by plan, year of issue and policy duration. Reserve interest rates range from 2.25% to 12.00% for all years presented. Investment yield is based on the Company's experience. Mortality and withdrawal rate assumptions are based on relevant Aetna experience and are periodically reviewed against both industry standards and experience.

   Policyholders' funds left with the Company include reserves for deferred annuity investment contracts and immediate annuities without life contingent payouts. Reserves on such contracts are equal to cumulative deposits less charges and withdrawals plus credited interest thereon (rates range from 3.50% to 9.50% for all years presented) net of adjustments for investment experience that the Company is entitled to reflect in future credited interest. Reserves on contracts subject to experience rating reflect the rights of contractholders, plan participants and the Company.

   Unpaid claims for all lines of insurance include benefits for reported losses and estimates of benefits for losses incurred but not reported.

   Premiums, Charges Assessed Against Policyholders, Benefits and Expenses

   For universal life and certain annuity contracts, charges assessed against policyholders' funds for the cost of insurance, surrender charges, actuarial margin and other fees are recorded as revenue in charges assessed against policyholders. Other amounts received for these contracts are reflected as deposits and are not recorded as revenue. Life insurance premiums, other than premiums for universal life and certain annuity contracts, are recorded as premium revenue when due. Related policy benefits are recorded in relation to the associated premiums or gross profit so that profits are recognized

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

1. Summary of Significant Accounting Policies (Continued)

   over the expected lives of the contracts. When annuity payments with life contingencies begin under contracts that were initially investment contracts, the accumulated balance in the account is treated as a single premium for the purchase of an annuity and reflected as an offsetting amount in both premiums and current and future benefits in the Consolidated Statements of Income.

   Separate Accounts

   Assets held under variable universal life and variable annuity contracts are segregated in Separate Accounts and are invested, as designated by the contractholder or participant under a contract, in shares of mutual funds which are managed by the Company, or other selected mutual funds not managed by the Company.

   Separate Accounts assets and liabilities are carried at fair value except for those relating to a guaranteed interest option. Since the Company bears the investment risk where the contract is held to maturity, the assets of the Separate Account supporting the guaranteed interest option are carried at an amortized cost of $658.6 million for 1997 (fair value $668.7 million) and $515.6 million for 1996 (fair value $523.0 million). Reserves relating to the guaranteed interest option are maintained at fund value and reflect interest credited at rates ranging from 4.10% to 8.00% in both 1997 and in 1996.

   Separate Accounts assets and liabilities are shown as separate captions in the Consolidated Balance Sheets. Deposits, investment income and net realized and unrealized capital gains and losses of the Separate Accounts are not reflected in the Consolidated Statements of Income (with the exception of realized capital gains and losses on the sale of assets supporting the guaranteed interest option). The Consolidated Statements of Cash Flows do not reflect investment activity of the Separate Accounts.

   Income Taxes

   The Company is included in the consolidated federal income tax return of Aetna. The Company is taxed at regular corporate rates after adjusting income reported for financial statement purposes for certain items. Deferred income tax expenses/benefits result from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

2. Investments

   Debt securities available for sale as of December 31, 1997 were as follows:

                                                                          Gross          Gross
                                                        Amortized      Unrealized     Unrealized         Fair
                                                           Cost           Gains         Losses          Value
                                                      -------------   ------------   ------------   -------------
                                                                              (millions)
U.S. government and government agencies and
 authorities                                            $ 1,219.7        $ 74.0         $ 0.1         $ 1,293.6
States, municipalities and political subdivisions             0.3            --            --               0.3
U.S. corporate securities:
  Financial                                               2,370.7          84.6           1.3           2,454.0
  Food & fiber                                              195.4           9.3            --             204.7
  Healthcare & consumer products                            728.5          27.0           2.6             752.9
  Media & broadcast                                         252.9          14.7           0.1             267.5
  Natural resources                                         143.5           5.5            --             149.0
  Transportation & capital goods                            528.2          33.2           0.1             561.3
  Utilities                                                 521.3          23.5           0.9             543.9
  Other corporate securities                                 96.9           3.2            --             100.1
                                                        ---------        ------         -----         ---------
 Total U.S. corporate securities                          4,837.4         201.0           5.0           5,033.4
Foreign Securities:
  Government                                                612.5          36.7          23.6             625.6
  Utilities                                                 177.5          28.7            --             206.2
  Other                                                     857.9          27.7          42.8             842.8
                                                        ---------        ------         -----         ---------
 Total foreign securities                                 1,647.9          93.1          66.4           1,674.6
Residential mortgage-backed securities:
  Pass-throughs                                             784.4          71.3           2.0             853.7
  Collateralized mortgage obligations                     2,280.5         137.4           2.0           2,415.9
                                                        ---------        ------         -----         ---------
Total residential mortgage-backed securities              3,064.9         208.7           4.0           3,269.6
Commercial/Multifamily mortgage-backed securities         1,127.8          34.0           0.4           1,161.4
Other asset-backed securities                             1,014.2          17.1           0.4           1,030.9
                                                        ---------        ------         -----         ---------
Total Debt Securities                                   $12,912.2        $627.9         $76.3         $13,463.8
                                                        =========        ======         =====         =========

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

2. Investments (Continued)

   Debt securities available for sale as of December 31, 1996 were as follows:

                                                                          Gross          Gross
                                                        Amortized      Unrealized     Unrealized         Fair
                                                           Cost           Gains         Losses          Value
                                                      -------------   ------------   ------------   -------------
                                                                              (millions)
U.S. government and government agencies and
 authorities                                            $ 1,072.4        $ 20.5         $ 4.5         $ 1,088.4
States, municipalities and political subdivisions             6.0           1.2            --               7.2
U.S. corporate securities:
  Financial                                               2,143.4          43.1           9.7           2,176.8
  Food & fiber                                              198.2           4.6           1.3             201.5
  Healthcare & consumer products                            735.9          20.2           6.3             749.8
  Media & broadcast                                         274.9           7.0           2.8             279.1
  Natural resources                                         187.7           4.5           0.4             191.8
  Transportation & capital goods                            521.9          22.0           1.8             542.1
  Utilities                                                 448.8          14.8           2.8             460.8
  Other corporate securities                                141.5           3.0            --             144.5
                                                        ---------        ------         -----         ---------
 Total U.S. corporate securities                          4,652.3         119.2          25.1           4,746.4
Foreign Securities:
  Government                                                758.6          36.0           5.7             788.9
  Utilities                                                 187.8          16.1            --             203.9
  Other                                                     945.5          30.9           6.3             970.1
                                                        ---------        ------         -----         ---------
 Total foreign securities                                 1,891.9          83.0          12.0           1,962.9
Residential mortgage-backed securities:
  Pass-throughs                                             792.2          78.3           3.1             867.4
  Collateralized mortgage obligations                     2,227.8          94.9          13.7           2,309.0
                                                        ---------        ------         -----         ---------
Total residential mortgage-backed securities              3,020.0         173.2          16.8           3,176.4
Commercial/Multifamily mortgage-backed securities         1,008.7          24.8           5.6           1,027.9
Other asset-backed securities                               887.8          10.7           2.2             896.3
                                                        ---------        ------         -----         ---------
Total Debt Securities                                   $12,539.1        $432.6         $66.2         $12,905.5
                                                        =========        ======         =====         =========

   At December 31, 1997 and 1996, net unrealized appreciation of $551.6 million and $366.4 million, respectively, on available-for-sale debt securities included $429.3 million and $288.5 million, respectively, related to experience rated contracts, which were not reflected in shareholder's equity but in future policy benefits and policyholders' funds left with the Company.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

2. Investments (Continued)

   The carrying and fair value of debt securities for the year ended December 31, 1997 are shown below by contractual maturity. Actual maturities may differ from contractual maturities because securities may be restructured, called, or prepaid.

                                                  Amortized          Fair
                                                     Cost           Value
                                                -------------   -------------
                                                         (millions)
Due to mature:
 One year or less ...........................     $   367.3       $   367.6
 After one year through five years ..........       2,165.1         2,195.4
 After five years through ten years .........       2,367.3         2,407.0
 After ten years ............................       2,805.6         3,031.9
 Mortgage-backed securities .................       4,192.7         4,431.0
 Other asset-backed securities ..............       1,014.2         1,030.9
                                                  ---------       ---------
   Total ....................................     $12,912.2       $13,463.8
                                                  =========       =========

   At December 31, 1997 and 1996, debt securities carried at $8.2 million and $7.6 million, respectively, were on deposit as required by regulatory authorities.

   The Company did not have any investments in a single issuer, other than obligations of the U.S. government, with a carrying value in excess of 10% of the Company's shareholder's equity at December 31, 1997.

   Included in the Company's debt securities were residential collateralized mortgage obligations ("CMOs") supporting the following:

                                                      1997                            1996
                                          -----------------------------   -----------------------------
                                               Fair         Amortized          Fair         Amortized
                                              Value            Cost           Value            Cost
                                          -------------   -------------   -------------   -------------
                                                                   (millions)
Total residential CMOs (1)                   $2,415.9       $2,280.5         $2,309.0        $2,227.8
                                             ========       ========         ========        ========
Percentage of total:
 Supporting experience rated products           81.6%                           84.2%
 Supporting remaining products                  18.4%                           15.8%
                                               ------                          ------
                                               100.0%                          100.0%
                                               ======                          ======

   (1) At December 31, 1997 and 1996, approximately 73% and 71%, respectively, of the Company's residential CMO holdings were backed by government agencies such as GNMA, FNMA, FHLMC.

   There are various categories of CMOs which are subject to different degrees of risk from changes in interest rates and, for nonagency-backed CMOs, defaults. The principal risks inherent in holding CMOs

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

2. Investments (Continued)

   are prepayment and extension risks related to dramatic decreases and increases in interest rates resulting in the repayment of principal from the underlying mortgages either earlier or later than originally anticipated. At December 31, 1997 and 1996, approximately 4% and 3%, respectively, of the Company's CMO holdings were invested in types of CMOs which are subject to more prepayment and extension risk than traditional CMOs (such as interest- or principal-only strips).

   Investments in equity securities available for sale were as follows:

                                        Gross          Gross
                       Amortized     Unrealized     Unrealized        Fair
                          Cost          Gains         Losses         Value
                      -----------   ------------   ------------   -----------
                                            (millions)
1997
----
Equity Securities       $210.0         $21.3          $0.1          $231.2
                        ------         -----          ----          ------
1996
----
Equity Securities       $184.9         $16.3          $0.8          $200.4
                        ------         -----          ----          ------

3. Financial Instruments

   Estimated Fair Value

   The carrying values and estimated fair values of certain of the Company's financial instruments at December 31, 1997 and 1996 were as follows:

                                                1997                          1996
                                     ---------------------------   ---------------------------
                                       Carrying         Fair         Carrying         Fair
                                         Value          Value          Value          Value
                                     ------------   ------------   ------------   ------------
                                                            (millions)
Assets:
 Mortgage loans                       $    12.8       $   12.4       $   13.0       $   13.2
Liabilities:
 Investment contract liabilities:
  With a fixed maturity               $ 1,030.3       $1,005.4       $1,014.1       $1,028.8
  Without a fixed maturity             10,113.2        9,587.5        9,649.6        9,427.6

   Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, such as estimates of timing and amount of future cash flows. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument. In evaluating the Company's management of interest rate, price and liquidity risks, the fair values of all assets and liabilities should be taken into consideration, not only those presented above.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

3. Financial Instruments (Continued)

   The following valuation methods and assumptions were used by the Company in estimating the fair value of the above financial instruments:

   Mortgage loans: Fair values are estimated by discounting expected mortgage loan cash flows at market rates which reflect the rates at which similar loans would be made to similar borrowers. The rates reflect management's assessment of the credit quality and the remaining duration of the loans.

   Investment contract liabilities (included in policyholders' funds left with the Company):

   With a fixed maturity: Fair value is estimated by discounting cash flows at interest rates currently being offered by, or available to, the Company for similar contracts.

   Without a fixed maturity: Fair value is estimated as the amount payable to the contractholder upon demand. However, the Company has the right under such contracts to delay payment of withdrawals which may ultimately result in paying an amount different than that determined to be payable on demand.

   Off-Balance-Sheet and Other Financial Instruments (including Derivative Instruments)

   The Company uses off-balance-sheet and other financial instruments primarily to manage portfolio risks, including interest rate, prepayment/call, credit, price, and liquidity risks. In 1997 and 1996, Treasury futures contracts were used to manage interest rate risk in the Company's bond portfolio; and, in 1996, stock index futures contracts were used to manage price risk in the Company's equity portfolio. In 1996 and 1995, interest rate swaps and forward commitments to enter into interest rate swaps, respectively, were also used to manage interest rate risk in the Company's bond portfolio.

   Futures Contracts:

   Futures contracts represent commitments to either purchase or sell securities at a specified future date and at a specified price or yield. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk. Cash settlements are made daily based on changes in the prices of the underlying assets. There were no futures contracts open as of December 31, 1997 and 1996.

   Interest Rate Swaps:

   Under interest rate swaps, the Company agrees with other parties to exchange interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made. A single net payment is usually made by one counterparty at each due date or upon termination of the contract. The Company would be exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments, however, the Company controls its exposure to credit risk through credit approvals, credit limits and regular monitoring procedures. The credit exposure of interest rate swaps is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. There were no interest rate swap agreements open as of December 31, 1997 and 1996.

   During 1995, the Company received $0.4 million for writing call options on underlying securities. The Company did not write any call options in 1997 and 1996.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

3. Financial Instruments (Continued)

   Warrants:

   Warrants are instruments giving the Company the right, but not the obligation to buy a security at a given price during a specified period. As of December 31, 1997 and 1996, the Company had open warrants to purchase equity securities with a fair value of $0.6 million and $0.3 million, respectively.

   Debt Instruments with Derivative Characteristics:

   The Company also had investments in certain debt instruments with derivative characteristics, including those whose market value is at least partially determined by, among other things, levels of or changes in domestic and/or foreign interest rates (short or long term), exchange rates, prepayment rates, equity markets or credit ratings/spreads. The amortized cost and fair value of these securities, included in the debt securities portfolio, as of December 31, 1997 was as follows:

                                                                               Amortized          Fair
                                                                                  Cost           Value
                                                                             -------------   -------------
                                                                                      (millions)
 Residential collateralized mortgage obligations .........................      $2,280.5        $2,415.9
  Principal-only strips (included above) .................................          59.0            67.0
  Interest-only strips (included above) ..................................          12.8            24.3
 Other structured securities with derivative characteristics (1) .........         107.4           105.2

   (1) Represents non-leveraged instruments whose fair values and credit risk are based on underlying securities, including fixed income securities and interest rate swap agreements.

4. Net Investment Income

   Sources of net investment income were as follows:

                                              1997          1996          1995
                                          -----------   -----------   -----------
                                                        (millions)
Debt securities                             $  962.8      $  945.3      $  891.5
Nonredeemable preferred stock                   13.7           5.9           4.2
Investment in affiliated mutual funds            4.9          14.3          14.9
Mortgage loans                                   1.3           2.2           1.4
Policy loans                                    19.9          18.4          13.7
Reinsurance loan to affiliate                   37.5          44.1          46.5
Cash equivalents                                44.2          29.4          38.9
Other                                           10.0           2.1           8.4
                                            --------      --------      --------
Gross investment income                      1,094.3       1,061.7       1,019.5
Less investment expenses                       (13.8)        (16.1)        (15.2)
                                            --------      --------      --------
Net investment income                       $1,080.5      $1,045.6      $1,004.3
                                            ========      ========      ========

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

4. Net Investment Income (Continued)

   Net investment income includes amounts allocable to experience rated contractholders of $823.1 million, $787.6 million and $744.2 million for the years ended December 31, 1997, 1996 and 1995, respectively. Interest credited to contractholders is included in current and future benefits.

5. Dividend Restrictions and Shareholder's Equity

   The Company paid $17.3 million and $3.5 million in cash dividends to HOLDCO in 1997 and 1996, respectively.

   The amount of dividends that may be paid to the shareholder in 1998 without prior approval by the Insurance Commissioner of the State of Connecticut is $77.6 million.

   The Insurance Department of the State of Connecticut (the "Department") recognizes as net income and shareholder's capital and surplus those amounts determined in conformity with statutory accounting practices prescribed or permitted by the Department, which differ in certain respects from generally accepted accounting principles. Statutory net income was $80.5 million, $57.8 million and $70.0 million for the years ended December 31, 1997, 1996 and 1995, respectively. Statutory capital and surplus was $778.7 million and $713.6 million as of December 31, 1997 and 1996, respectively.

   As of December 31, 1997 the Company does not utilize any statutory accounting practices which are not prescribed by state regulatory authorities that, individually or in the aggregate, materially affect statutory capital and surplus.

6. Capital Gains and Losses on Investment Operations

   Realized capital gains or losses are the difference between the carrying value and sale proceeds of specific investments sold.

   Net realized capital gains on investments were as follows:

                                        1997         1996         1995
                                     ----------   ----------   ----------
                                                  (millions)
Debt securities                         $22.5        $11.1        $32.8
Equity securities                         9.9          8.6          8.3
Other                                     3.6           --          0.2
                                        -----        -----        -----
Pretax realized capital gains           $36.0        $19.7        $41.3
                                        -----        -----        -----
After tax realized capital gains        $23.2        $13.0        $25.8
                                        =====        =====        =====

   Net realized capital gains of $96.1 million, $53.1 million and $61.1 million for 1997, 1996 and 1995, respectively, allocable to experience rated contracts, were deducted from net realized capital gains and an offsetting amount was reflected in policyholders' funds left with the Company. Net unamortized gains were $138.1 million and $53.3 million at December 31, 1997 and 1996, respectively.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

6. Capital Gains and Losses on Investment Operations (Continued)

   Proceeds from the sale of available-for-sale debt securities and the related gross gains and losses were as follows:

                           1997            1996            1995
                      -------------   -------------   -------------
                                       (millions)
Proceeds on Sales        $5,311.3        $5,182.2        $4,207.2
Gross Gains                  25.8            24.3            44.6
Gross Losses                  3.3            13.2            11.8

Changes in shareholder's equity related to changes in accumulated other comprehensive income (unrealized capital gains and losses on securities) (excluding those related to experience rated contractholders) were as follows:

                                                                 1997          1996           1995
                                                              ----------   ------------   -----------
                                                                            (millions)
Debt securities                                                  $44.3        $(100.1)       $255.9
Equity securities                                                  5.6          (10.5)         27.3
Limited partnership                                                 --             --           1.8
                                                                 -----        -------        ------
                                                                  49.9         (110.6)        285.0
Increase (decrease) in deferred income taxes (See Note 8)         17.5          (38.6)        (36.5)
                                                                 -----        -------        ------
Net changes in accumulated other comprehensive income            $32.4        $ (72.0)       $321.5
                                                                 =====        =======        ======

   Net unrealized capital gains allocable to experience rated contracts of $356.7 million and $72.6 million at December 31, 1997 and $245.2 million and $43.3 million at December 31, 1996 are reflected on the Consolidated Balance Sheets in policyholders' funds left with the Company and future policy benefits, respectively, and are not included in shareholder's equity.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

6. Capital Gains and Losses on Investment Operations (Continued)

   Shareholder's equity included the following accumulated other comprehensive income, which are net of amounts allocable to experience rated contractholders, at December 31:

                                                   1997          1996          1995
                                               -----------   -----------   -----------
                                                             (millions)
Debt securities
 Gross unrealized capital gains                   $140.6        $101.7        $179.3
 Gross unrealized capital losses                   (18.4)        (23.8)         (1.3)
                                                  ------        ------        ------
                                                   122.2          77.9         178.0
Equity securities
 Gross unrealized capital gains                     21.2          16.3          27.2
 Gross unrealized capital losses                    (0.1)         (0.8)         (1.2)
                                                  ------        ------        ------
                                                    21.1          15.5          26.0
Deferred income taxes (See Note 8)                  50.4          32.9          71.5
                                                  ------        ------        ------
Net accumulated other comprehensive income        $ 92.9        $ 60.5        $132.5
                                                  ======        ======        ======

   Changes in accumulated other comprehensive income related to changes in unrealized gains (losses) on securities (excluding those related to experience rated contractholders) were as follows:

                                                                           1997          1996          1995
                                                                        ----------   -----------   -----------
                                                                                      (millions)
Unrealized holding gains (losses) arising during the period (1)            $98.8        $(14.8)       $390.5
Less: reclassification adjustment for gains and other items included
 in net income (2)                                                          66.4          57.2          69.0
                                                                           -----        ------        ------
 Net unrealized gains (losses) on securities                               $32.4        $(72.0)       $321.5
                                                                           =====        ======        ======

   (1) Pretax unrealized holding gains (losses) arising during the period were $152.0 million, ($22.8) million and $600.8 million for 1997, 1996 and 1995, respectively.

   (2) Pretax reclassification adjustments for gains and other items included in net income were $102.4 million, $87.7 million and $107.5 million for 1997, 1996 and 1995, respectively.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

7. Severance and Facilities Charges

   Severance and facilities charges during 1996, as described below, included the following (pretax):

                                                            Vacated
                                               Asset        Leased                                 Corporate
(Millions)                     Severance     Write-Off     Property      Other      Allocation       Total
------------------------------------------------------------------------------------------------------------
Financial Services                $29.1         $1.0          $1.3        $1.7        $  --          $33.1
Individual Life Insurance          12.5          0.4           0.5         0.8           --           14.2
Corporate Allocation                 --           --            --          --         14.0           14.0
                                --------------------------------------------------------------------------
 Total Company                    $41.6         $1.4          $1.8        $2.5        $14.0          $61.3
----------------------------------------------------------------------------------------------------------

   In the third quarter of 1996, the Company recorded a $30.7 million after tax ($47.3 million pretax) charge principally related to actions taken or expected to be taken to improve its cost structure relative to its competitors. The severance portion of the charge is based on a plan to eliminate 702 positions (primarily customer service, sales and information technology support staff). The facilities portion of the charge is based on a plan to consolidate sales/service field offices.

   In addition to the above charge, Aetna recorded a facilities and severance charge in the second quarter of 1996, primarily as a result of actions taken or expected to be taken to reduce the level of corporate expenses and other costs previously absorbed by Aetna's property-casualty operations, which were sold in April 1996. The cost allocated to the Company associated with this charge was $9.1 million after tax ($14.0 million pretax).

   Activity for 1997 and 1996 within the severance and facilities reserve (pretax, in millions) and the number of positions eliminated related to such actions were as follows:

(Millions)                            Reserve     Positions
-----------------------------------------------------------
Balance at December 31, 1995           $   --         --
Severance and facilities charges         47.3        702
Corporate Allocation                     14.0         --
Actions taken (1)                       (13.4)      (178)
                                       -----------------
Balance at December 31, 1996             47.9        524
Actions taken (1)                       (27.1)      (163)
                                       -----------------
Balance at December 31, 1997           $ 20.8        361
--------------------------------------------------------

   (1) Includes $15.9 million and $8.0 million in 1997 and 1996, respectively, of severance-related actions and $7.9 million and $4.1 million in 1997 and 1996, respectively, of corporate allocation-related actions.

   The Company's severance actions are expected to be substantially completed by September 30, 1998. The corporate allocation actions were substantially completed in 1997.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

8. Income Taxes

   The Company is included in the consolidated federal income tax return, the Illinois Unitary return and the Connecticut and the New York combined state income tax returns of Aetna. Aetna allocates to each member an amount approximating the tax it would have incurred were it not a member of the consolidated group, and credits the member for the use of its tax saving attributes used in the consolidated federal income tax return.

   Income taxes for the years ended December 31, consist of:

                                            1997         1996         1995
                                         ----------   ----------   ----------
                                                      (millions)
Current taxes:
Income Taxes:
 Federal income tax                        $ 64.5       $ 50.9       $ 82.9
 State income tax                             3.7          3.7          3.2
 Net realized capital gains                  45.6         25.3         28.5
                                           ------       ------       ------
                                            113.8         79.9        114.6
                                           ------       ------       ------
Deferred taxes (benefits):
Income taxes:
 Federal                                      8.4         (3.5)       (14.4)
 Net realized capital gains (losses)        (32.8)       (18.6)       (12.9)
                                           ------       ------       ------
                                            (24.4)       (22.1)       (27.3)
                                           ------       ------       ------
  Total                                    $ 89.4       $ 57.8       $ 87.3
                                           ======       ======       ======

   Income taxes were different from the amount computed by applying the federal income tax rate to income before income taxes for the following reasons:

                                                  1997          1996          1995
                                              -----------   -----------   -----------
                                                            (millions)
Income before income taxes                      $294.7        $198.9        $263.2
Tax rate                                            35%           35%           35%
                                                ------        ------        ------
Application of the tax rate                      103.1          69.6          92.1
                                                ------        ------        ------
Tax effect of:
 State income tax, net of federal benefit          2.4           2.4           2.1
 Excludable dividends                            (15.9)         (8.7)         (9.3)
 Other, net                                       (0.2)         (5.5)          2.4
                                                ------        ------        ------
  Income taxes                                  $ 89.4        $ 57.8        $ 87.3
                                                ======        ======        ======

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

8. Income Taxes (Continued)

   The tax effects of temporary differences that give rise to deferred tax assets and deferred tax liabilities at December 31 are presented below:

                                                                   1997          1996
                                                               -----------   -----------
                                                                      (millions)
Deferred tax assets:
  Insurance reserves                                              $415.8        $344.6
  Unrealized gains allocable to experience rated contracts         150.1         100.8
  Investment losses                                                  6.6           7.5
  Postretirement benefits other than pensions                       26.3          27.0
  Deferred compensation                                             31.2          25.0
  Pension                                                           (3.6)          7.6
  Restructuring charge                                               9.5          17.6
  Depreciation                                                       3.9           2.6
  Other                                                              8.8           9.1
                                                                  ------        ------
Total gross assets                                                 648.6         541.8
Deferred tax liabilities:
  Deferred policy acquisition costs                                515.6         482.1
  Market discount                                                    5.1           6.8
  Net unrealized capital gains                                     200.5         133.7
  Other                                                             (0.6)         (0.3)
                                                                  ------        ------
Total gross liabilities                                            720.6         622.3
                                                                  ------        ------
Net deferred tax liability                                        $ 72.0        $ 80.5
                                                                  ======        ======

   Net unrealized capital gains and losses are presented in shareholder's equity net of deferred taxes. As of December 31, 1997 and 1996, no valuation allowances were required for unrealized capital gains and losses.

   The "Policyholders' Surplus Account," which arose under prior tax law, is generally that portion of a life insurance company's statutory income that has not been subject to taxation. As of December 31, 1983, no further additions could be made to the Policyholders' Surplus Account for tax return purposes under the Deficit Reduction Act of 1984. The balance in such account was approximately $17.2 million at December 31, 1997. This amount would be taxed only under certain conditions. No income taxes have been provided on this amount since management believes the conditions under which such taxes would become payable are remote.

   The Internal Revenue Service ("Service") has completed examinations of the consolidated federal income tax returns of Aetna through 1990. Discussions are being held with the Service with respect to proposed adjustments. Management believes there are adequate defenses against, or sufficient

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

8. Income Taxes (Continued)

   reserves to provide for, any such adjustments. The Service has commenced its examinations for the years 1991 through 1994.

9. Benefit Plans

   Employee Pension Plans--The Company, in conjunction with Aetna, has noncontributory defined benefit pension plans covering substantially all employees. The plans provide pension benefits based on years of service and average annual compensation (measured over 60 consecutive months of highest earnings in a 120-month period). Contributions are determined using the Projected Unit Credit Method and, for qualified plans subject to ERISA requirements, are limited to amounts that are tax-deductible. As of December 31, 1997, Aetna's accrued pension cost has been allocated to its subsidiaries, including the Company, under an allocation based on eligible salaries. Data on a separate company basis regarding the proportionate share of the projected benefit obligation and plan assets is not available. The accumulated benefit obligation and plan assets are recorded by Aetna. As of the measurement date (i.e., September 30), the accumulated plan assets exceeded accumulated plan benefits. Allocated pretax charges to operations for the pension plan (based on the Company's total salary cost as a percentage of Aetna's total salary cost) were $2.7 million, $4.3 million and $6.1 million for the years ended December 31, 1997, 1996 and 1995, respectively.

   Employee Postretirement Benefits--In addition to providing pension benefits, Aetna currently provides certain health care and life insurance benefits for retired employees. A comprehensive medical and dental plan is offered to all full-time employees retiring at age 50 with 15 years of service or at age 65 with 10 years of service. There is a cap on the portion of the cost paid by the Company relating to medical and dental benefits. Retirees are generally required to contribute to the plans based on their years of service with Aetna. The costs to the Company associated with the Aetna postretirement plans for 1997, 1996 and 1995 were $2.7 million, $1.8 million and $1.4 million, respectively.

   As of December 31, 1996, Aetna transferred to the Company approximately $77.7 million of accrued liabilities, primarily related to the pension and postretirement benefit plans described above, that had been previously recorded by Aetna. The after tax amount of this transfer (approximately $50.5 million) is reported as a reduction in retained earnings. In 1997, other changes in shareholder's equity includes an additional $0.8 million reduction reflecting revisions to the allocation of these accrued liabilities.

   Agent Pension Plans--The Company, in conjunction with Aetna, has a non-qualified pension plan covering certain agents. The plan provides pension benefits based on annual commission earnings. As of the measurement date (i.e., September 30), the accumulated plan assets exceeded accumulated plan benefits.

   Agent Postretirement Benefits--The Company, in conjunction with Aetna, also provides certain postretirement health care and life insurance benefits for certain agents. The costs to the Company associated with the agents' postretirement plans for 1997, 1996 and 1995 were $0.6 million, $0.7 million and $0.8 million, respectively.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

9.  Benefits Plans (Continued)

    Incentive Savings Plan--Substantially all employees are eligible to participate in a savings plan under which designated contributions, which may be invested in common stock of Aetna or certain other investments, are matched, up to 5% of compensation, by Aetna. Pretax charges to operations for the incentive savings plan were $4.4 million, $5.4 million and $4.9 million in 1997, 1996 and 1995, respectively.

    Stock Plans--Aetna has a stock incentive plan that provides for stock options, deferred contingent common stock or equivalent cash awards or restricted stock to certain key employees. Executive and middle management employees may be granted options to purchase common stock of Aetna at or above the market price on the date of grant. Options generally become 100% vested three years after the grant is made, with one-third of the options vesting each year. Aetna does not recognize compensation expense for stock options granted at or above the market price on the date of grant under its stock incentive plans. In addition, executives may be granted incentive units which are rights to receive common stock or an equivalent value in cash. The incentive units may vest within a range from 0% to 175% at the end of a four year period based on the attainment of performance goals. The costs to the Company associated with the Aetna stock plans for 1997, 1996 and 1995, were $2.9 million, $8.1 million and $6.3 million, respectively. As of December 31, 1996, Aetna transferred to the Company approximately $1.1 million of deferred tax benefits related to stock options. This amount is reported as an increase in retained earnings. In 1997, other changes in shareholder's equity include an additional increase of $2.3 million reflecting revisions to the allocation of the deferred tax benefit.

10. Related Party Transactions

    The Company is compensated by the Separate Accounts for bearing mortality and expense risks pertaining to variable life and annuity contracts. Under the insurance contracts, the Separate Accounts pay the Company a daily fee which, on an annual basis, ranges, depending on the product, from 0.10% to 1.90% of their average daily net assets. The Company also receives fees from Aetna managed mutual funds for serving as investment adviser. Under the advisory agreements, these funds pay the Company a daily fee which, on an annual basis, ranges, depending on the fund, from 0.25% to 0.85% of their average daily net assets. The Company also receives fees (expressed as a percentage of the average daily net assets) from some of its funds for providing administration services, and from The Aetna Series Fund for providing shareholder services and promoting sales. The amount of compensation and fees received from the Separate Accounts and mutual funds, included in charges assessed against policyholders, amounted to $271.2 million, $186.8 million and $128.1 million in 1997, 1996 and 1995, respectively. The Company may waive advisory fees at its discretion.

    The Company acts as an investment adviser for its affiliated mutual funds. Since August 1996, Aeltus Investment Management, Inc. ("Aeltus"), a wholly owned subsidiary of HOLDCO and an affiliate of the Company, has been acting as Subadvisor for affiliated mutual funds and adviser for most of the General Account assets. Fees paid by the Company to Aeltus, included in both charges assessed against policyholders and net investment income, on an annual basis, range from 0.06% to 0.55% of the

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

10. Related Party Transactions (Continued)

    average daily net assets under management. For the years ended December 31, 1997 and 1996, the Company paid $45.5 million and $16.0 million in such fees.

    The Company may, from time to time, make reimbursements to an Aetna managed mutual fund for some or all of its operating expenses. Reimbursement arrangements may be terminated at any time without notice.

    Since 1981, all domestic individual non-participating life insurance of Aetna and its subsidiaries has been issued by the Company. Effective December 31, 1988, the Company entered into a reinsurance agreement with Aetna Life Insurance Company ("Aetna Life") in which substantially all of the non- participating individual life and annuity business written by Aetna Life prior to 1981 was assumed by the Company. A $6.1 million and a $108.0 million commission, paid by the Company to Aetna Life in 1996 and 1988, respectively, was capitalized as deferred policy acquisition costs. In consideration for the assumption of this business, a loan was established relating to the assets held by Aetna Life which support the insurance reserves. Effective January 1, 1997, this agreement has been amended to transition (based on underlying investment rollover in Aetna Life) from a modified coinsurance to a coinsurance arrangement. As a result of this change, reserves will be ceded to the Company from Aetna Life as investment rollover occurs and the loan previously established will be reduced. The Company maintained insurance reserves of $574.5 million ($397.2 million relating to the modified coinsurance agreement and $177.3 million relating to the coinsurance agreement) and $628.3 million as of December 31, 1997 and 1996, respectively, relating to the business assumed. The fair value of the loan relating to assets held by Aetna Life was $412.3 million and $625.3 million as of December 31, 1997 and 1996, respectively, and is based upon the fair value of the underlying assets. Premiums of $176.7 million, $25.3 million and $28.0 million and current and future benefits of $183.9 million, $39.5 million and $43.0 million were assumed in 1997, 1996 and 1995, respectively.

    Investment income of $37.5 million, $44.1 million and $46.5 million was generated from the reinsurance loan to affiliate in 1997, 1996 and 1995, respectively.

    On December 16, 1988, the Company assumed $25.0 million of premium revenue from Aetna Life for the purchase and administration of a life contingent single premium variable payout annuity contract. In addition, the Company also is responsible for administering fixed annuity payments that are made to annuitants receiving variable payments. Reserves of $32.5 million and $28.9 million were maintained for this contract as of December 31, 1997 and 1996, respectively.

    Effective February 1, 1992, the Company increased its retention limit per individual life to $2.0 million and entered into a reinsurance agreement with Aetna Life to reinsure amounts in excess of this limit, up to a maximum of $8.0 million on any new individual life business, on a yearly renewable term basis. Premium amounts related to this agreement were $5.9 million, $5.2 million and $3.2 million for 1997, 1996 and 1995, respectively.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

10. Related Party Transactions (Continued)

    Effective October 1, 1997, the Company entered into a reinsurance agreement with Aetna Life to assume amounts in excess of $0.2 million for certain of its participating life insurance, on a yearly renewable term basis. Premium amounts related to this agreement were $0.7 million in 1997.

    The Company received a capital contribution of $10.4 million in cash from HOLDCO in 1996. The Company received no capital contributions in 1997 or 1995.

    The Company paid $17.3 million and $3.5 million in cash dividends to HOLDCO in 1997 and 1996, respectively. In 1995, the Company dividended $2.9 million in the form of two of its subsidiaries, Systematized Benefits
    Administrators, Inc. and Aetna Investment Services, Inc., to Aetna Retirement Services, Inc. (the Company's former parent).

    Premiums due and other receivables include $37.0 million and $2.8 million due from affiliates in 1997 and 1996, respectively. Other liabilities include $1.2 million and $10.7 million due to affiliates for 1997 and 1996, respectively.

    As of December 31, 1997, Aetna transferred to the Company $2.5 million based on its decision not to settle state tax liabilities for the years 1996 and 1997. This amount has been reported as an other increase in retained earnings.

    Substantially all of the administrative and support functions of the Company are provided by Aetna and its affiliates. The financial statements reflect allocated charges for these services based upon measures appropriate for the type and nature of service provided.

11. Reinsurance

    The Company utilizes indemnity reinsurance agreements to reduce its exposure to large losses in all aspects of its insurance business. Such reinsurance permits recovery of a portion of losses from reinsurers, although it does not discharge the primary liability of the Company as direct insurer of the risks reinsured. The Company evaluates the financial strength of potential reinsurers and continually monitors the financial condition of reinsurers. Only those reinsurance recoverables deemed probable of recovery are reflected as assets on the Company's Consolidated Balance Sheets.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

11. Reinsurance (Continued)

    The following table includes premium amounts ceded/assumed to/from affiliated companies as discussed in Note 10 above.

                                                  Ceded to       Assumed
                                     Direct        Other       from Other        Net
                                     Amount      Companies      Companies       Amount
                                   ----------   -----------   ------------   -----------
                                                        (millions)
1997
----
Premiums:
 Life Insurance                      $ 35.7         $15.1         $177.4        $198.0
 Accident and Health Insurance          5.6           5.6             --            --
 Annuities                             67.9            --            1.2          69.1
                                     -------------------------------------------------
  Total earned premiums              $109.2         $20.7         $178.6        $267.1
                                     =================================================
1996
----
Premiums:
 Life Insurance                      $ 34.6         $11.2         $ 25.3        $ 48.7
 Accident and Health Insurance          6.3           6.3             --            --
 Annuities                             84.3            --            0.6          84.9
                                     -------------------------------------------------
  Total earned premiums              $125.2         $17.5         $ 25.9        $133.6
                                     =================================================
1995
----
Premiums:
 Life Insurance                      $ 28.8         $ 8.6         $ 28.0        $ 48.2
 Accident and Health Insurance          7.5           7.5             --            --
 Annuities                            164.0            --            0.5         164.5
                                     -------------------------------------------------
  Total earned premiums              $200.3         $16.1         $ 28.5        $212.7
                                     =================================================

12. Commitments and Contingent Liabilities

    Commitments

    Through the normal course of investment operations, the Company commits to either purchase or sell securities or money market instruments at a specified future date and at a specified price or yield. The inability of counterparties to honor these commitments may result in either higher or lower replacement cost. Also, there is likely to be a change in the value of the securities underlying the commitments. At December 31, 1997, the Company had commitments to purchase investments of $38.7 million. The fair value of the investments at December 31, 1997 approximated $39.0 million.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

12. Commitments and Contingent Liabilities (Continued)

    Litigation

    The Company is involved in numerous lawsuits arising, for the most part, in the ordinary course of its business operations. While the ultimate outcome of litigation against the Company cannot be determined at this time, after consideration of the defenses available to the Company and any related reserves established, it is not expected to result in liability for amounts material to the financial condition of the Company, although it may adversely affect results of operations in future periods.

13. Segment Information (1)

    The Company's operations are reported through two major business segments:
    Financial Services and Individual Life Insurance.

    Summarized financial information for the Company's principal operations was as follows:

(millions)                                  1997            1996            1995
------------------------------------------------------------------------------------
Revenue:
 Financial Services                      $ 1,277.9       $ 1,195.1       $ 1,211.3
 Individual Life Insurance                   620.4           445.7           407.9
                                         ---------       ---------       ---------
  Total revenue                          $ 1,898.3       $ 1,640.8       $ 1,619.2
------------------------------------------------------------------------------------
Income before income taxes: (2)
 Financial Services                      $   188.2       $   129.9       $   160.1
 Individual Life Insurance                   106.5            83.0           103.1
                                         ---------       ---------       ---------
  Total income before income taxes       $   294.7       $   212.9       $   263.2
------------------------------------------------------------------------------------
Net income: (2)
 Financial Services                      $   137.5       $    94.3       $   113.8
 Individual Life Insurance                    67.8            55.9            62.1
                                         ---------       ---------       ---------
Net income                               $   205.3       $   150.2       $   175.9
------------------------------------------------------------------------------------
Assets under management: (3)
 Financial Services (4)                  $37,609.3       $27,268.1       $22,534.4
 Individual Life Insurance                 3,096.1         2,830.5         2,590.9
------------------------------------------------------------------------------------
  Total assets under management           40,705.4       $30,098.6       $25,125.3
------------------------------------------------------------------------------------

    (1) The 1996 results include severance and facilities charges of $30.7 million, after tax. Of this charge $21.5 million related to the Financial Services segment and $9.2 million related to the Individual Life Insurance segment.

    (2) Excludes any effect of the corporate facilities and severance charge recorded in 1996 which is not directly allocable to the Financial Services and Individual Life Insurance segments. (Refer to Note 7).

    (3) Excludes net unrealized capital gains (losses) of $551.5 million, $366.4 million and $797.1 million at December 31, 1997, 1996 and 1995, respectively.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

13. Segment Information (1) (Continued)

    (4) The December 31, 1997 balance includes the transfer of $4,078.5 million of assets under management that were previously reported by an affiliate.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)


                        Consolidated Statements of Income
                                   (millions)
                                   (unaudited)



                                                         Three Months Ended         Nine Months Ended
                                                            September 30,             September 30,
                                                       -----------------------   -----------------------
                                                          1998         1997         1998         1997
                                                       ----------   ----------   ----------   ----------

Revenue:
 Premiums                                                $ 20.1       $ 19.2       $ 54.5       $ 53.4
 Charges assessed against policyholders                    81.3         70.6        243.3        188.5
 Net investment income                                    217.2        218.7        645.4        654.3
 Net realized capital gains                                 2.7          6.6          9.3         14.7
 Other income                                               8.2         11.3         22.2         28.2
                                                         ------       ------       ------       ------
  Total revenue                                           329.5        326.4        974.7        939.1
Benefits and expenses:
 Current and future benefits                              181.7        189.3        529.7        545.6
 Operating expenses                                        76.5         69.8        227.0        204.3
 Amortization of deferred policy acquisition costs         28.6         24.5         79.4         57.3
                                                         ------       ------       ------       ------
  Total benefits and expenses                             286.8        283.6        836.1        807.2
                                                         ------       ------       ------       ------

Income from continuing operations before
 income taxes                                              42.7         42.8        138.6        131.9

Income taxes                                                9.5         10.6         37.7         36.0
                                                         ------       ------       ------       ------

Income from continuing operations                          33.2         32.2        100.9         95.9

Income from discontinued operations, net of tax            24.5         19.2         61.8         49.0
                                                         ------       ------       ------       ------

Net income                                               $ 57.7       $ 51.4       $162.7       $144.9
                                                         ======       ======       ======       ======



See Condensed Notes to Consolidated Financial Statements.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)


                           Consolidated Balance Sheets
                          (millions, except share data)
                                   (unaudited)



                                                                        September 30,     December 31,
                                                                             1998             1997
                                                                       ---------------   -------------
Assets
------
Investments:
 Debt securities available for sale, at fair value (amortized cost:
  $11,655.7 and $12,912.2)                                                 $12,207.9        $13,463.8
 Equity securities, available for sale:
  Nonredeemable preferred stock (cost: $71.4 and $131.7)                        73.9            147.6
  Investment in affiliated mutual funds (cost: $119.9 and $78.1)               116.3             83.0
  Common stock (cost: $0.3 and $0.2)                                             1.4              0.6
  Short-term investments                                                        23.1             95.6
  Mortgage loans                                                                12.7             12.8
  Policy loans                                                                 521.5            469.6
                                                                           ---------        ---------
   Total investments                                                        12,956.8         14,273.0
 Cash and cash equivalents                                                   2,212.3            565.4
 Short-term investments under securities loan agreement                        652.9               --
 Accrued investment income                                                     165.3            163.0
 Income taxes receivable                                                        10.0               --
 Premiums due and other receivables                                             68.8             63.7
 Deferred policy acquisition costs                                           1,734.3          1,654.6
 Reinsurance loan to affiliate                                                 261.5            397.2
 Other assets                                                                   50.9             46.8
 Separate Accounts assets                                                   24,773.6         22,982.7
                                                                           ---------        ---------
   Total assets                                                            $42,886.4        $40,146.4
                                                                           =========        =========
Liabilities and Shareholder's Equity
------------------------------------
Liabilities:
 Future policy benefits                                                    $ 3,767.6        $ 3,785.7
 Unpaid claims and claim expenses                                               34.0             38.0
 Policyholders' funds left with the Company                                 11,230.1         11,121.5
                                                                           ---------        ---------
   Total insurance reserve liabilities                                      15,031.7         14,945.2
 Payables under securities loan agreement                                      652.9               --
 Other liabilities                                                             352.4            312.8
 Income taxes:
  Current                                                                         --             12.4
  Deferred                                                                     100.9             72.0
 Separate Accounts liabilities                                              24,760.8         22,970.0
                                                                           ---------        ---------
   Total liabilities                                                        40,898.7         38,312.4
                                                                           ---------        ---------
Shareholder's equity:
 Common stock, par value $50 (100,000 shares authorized; 55,000
  shares issued and outstanding)                                                 2.8              2.8
 Paid-in capital                                                               418.0            418.0
 Accumulated other comprehensive income                                         86.1             92.9
 Retained earnings                                                           1,480.8          1,320.3
                                                                           ---------        ---------
   Total shareholder's equity                                                1,987.7          1,834.0
                                                                           ---------        ---------
   Total liabilities and shareholder's equity                              $42,886.4        $40,146.4
                                                                           =========        =========



See Condensed Notes to Consolidated Financial Statements.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)


           Consolidated Statements of Changes in Shareholder's Equity
                                   (millions)
                                   (unaudited)



                                                        Nine Months Ended September
                                                                    30,
                                                       -----------------------------
                                                            1998            1997
                                                            ----            ----
Shareholder's equity, beginning of period                 $1,834.0        $1,609.5
Comprehensive income
 Net income                                                  162.7           144.9
 Other comprehensive income, net of tax
  Unrealized (losses) gains on securities ($(10.5),
  $55.7, pretax, respectively)                                (6.8)           36.2
                                                          --------        --------
Total comprehensive income                                   155.9           181.1
                                                          --------        --------
Other changes                                                  0.8             3.7

Common stock dividends                                        (3.0)           (8.3)
                                                          --------        --------
Shareholder's equity, end of period                       $1,987.7        $1,786.0
                                                          ========        ========



See Condensed Notes to Consolidated Financial Statements.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)


                      Consolidated Statements of Cash Flows
                                   (millions)
                                   (unaudited)



                                                                 Nine Months Ended September
                                                                             30,
                                                                -----------------------------
                                                                     1998            1997
                                                                -------------   -------------
Cash Flows from Operating Activities:
 Net income                                                       $   162.7       $   144.9
 Adjustments to reconcile net income to net cash provided by
   (used for) operating activities:
 Increase in accrued investment income                                 (2.3)          (24.0)
 Decrease (increase) in premiums due and other receivables             23.8            (8.8)
 Increase in policy loans                                             (51.9)          (54.4)
 Increase in deferred policy acquisition costs                        (79.7)         (105.3)
 Decrease in reinsurance loan to affiliate                            135.7           153.9
 Net increase in universal life account balances                      176.9           224.1
 Decrease in other insurance reserve liabilities                     (148.7)         (165.5)
 Net decrease in other liabilities and other assets                   (96.3)         (122.4)
 Increase (decrease) in income taxes                                   14.9            (3.9)
 Net accretion of discount on investments                             (24.3)          (51.9)
 Net realized capital gains                                           (10.0)          (17.9)
                                                                  ---------       ---------
   Net cash provided by (used for) operating activities               100.8           (31.2)
                                                                  ---------       ---------
Cash Flows from Investing Activities:
 Proceeds from sales of:
  Debt securities available for sale                                5,680.9         3,828.5
  Equity securities                                                   120.7            61.3
  Mortgage loans                                                        0.2             0.1
 Investment maturities and repayments of:
  Debt securities available for sale                                1,100.3           966.8
  Short-term investments                                              166.1            43.2
 Cost of investment purchases in:
  Debt securities available for sale                               (5,416.9)       (4,811.0)
  Equity securities                                                   (93.7)          (53.6)
  Short-term investments                                              (93.4)         (120.1)
                                                                  ---------       ---------
   Net cash provided by (used for) investing activities             1,464.2           (84.8)
                                                                  ---------       ---------
Cash Flows from Financing Activities:
 Deposits and interest credited for investment contracts            1,144.6         1,230.2
 Withdrawals of investment contracts                               (1,061.0)         (925.8)
 Capital contribution to Separate Account                                --           (25.0)
 Return of capital from Separate Account                                1.3              --
 Dividends paid to shareholder                                         (3.0)           (8.3)
                                                                  ---------       ---------
   Net cash provided by financing activities                           81.9           271.1
                                                                  ---------       ---------
Net increase in cash and cash equivalents                           1,646.9           155.1
Cash and cash equivalents, beginning of period                        565.4           459.1
                                                                  ---------       ---------
Cash and cash equivalents, end of period                          $ 2,212.3       $   614.2
                                                                  =========       =========
Supplemental cash flow information:
 Income taxes paid, net                                           $    59.2       $    68.7
                                                                  =========       =========



See Condensed Notes to Consolidated Financial Statements.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

              Condensed Notes to Consolidated Financial Statements

1. Basis of Presentation


   The consolidated financial statements include Aetna Life Insurance and Annuity Company and its wholly owned subsidiary, Aetna Insurance Company of America (collectively, the "Company"). On October 1, 1998, the Company sold its individual life insurance operations to Lincoln National Corporation ("Lincoln") and accordingly, they are classified as Discontinued Operations. (Please refer to Note 2 below). Aetna Life Insurance and Annuity Company is a wholly owned subsidiary of Aetna Retirement Holdings, Inc. ("HOLDCO"). HOLDCO is a wholly owned subsidiary of Aetna Retirement Services, Inc., whose ultimate parent is Aetna Inc. ("Aetna").

   These consolidated financial statements have been prepared in accordance with generally accepted accounting principles and are unaudited. Certain reclassifications have been made to 1997 financial information to conform to the 1998 presentation. These interim statements necessarily rely heavily on estimates, including assumptions as to annualized tax rates. In the opinion of management, all adjustments necessary for a fair statement of results for the interim periods have been made. All such adjustments are of a normal, recurring nature. The accompanying condensed consolidated financial statements should be read in conjunction with the consolidated financial statements and related notes as presented in the Company's 1997 Annual Report on Form 10-K. Certain financial information that is normally included in annual financial statements prepared in accordance with generally accepted accounting principles, but that is not required for interim reporting purposes, has been condensed or omitted.

2. Discontinued Operations--Individual Life Insurance

   On October 1, 1998, the Company sold its domestic individual life insurance business to Lincoln for $1 billion in cash, subject to adjustment as provided by the related agreements. The transaction is generally in the form of an indemnity reinsurance arrangement, under which Lincoln contractually assumed from the Company certain policyholder liabilities and obligations, although the Company remains directly obligated to policyholders. Future policy benefit insurance reserves were approximately $3 billion. Deferred policy acquisition costs related to the life policies of $893 million were written off against the gain on the sale. Certain invested assets related to and supporting the life policies were sold to consummate the life sale and the Company recorded a reinsurance receivable from Lincoln. The transaction will result in an after-tax gain on the sale of approximately $95 million, the majority of which will be deferred and amortized over approximately 15 years.

   The operating results of the individual life business are presented as Discontinued Operations. All prior year income statement data has been restated to reflect the presentation as Discontinued Operations. Revenues for the individual life segment were $160.5 million and $159.2 million for the third quarters of 1998 and 1997, respectively, and $441.2 million and $462.8 million for the nine months ended September 30, 1998 and 1997, respectively. Net income was $24.5 million and $19.2 million for the third quarters of 1998 and 1997, respectively, and $61.8 million and $49.0 million for the nine months ended September 30, 1998 and 1997, respectively.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

        Condensed Notes to Consolidated Financial Statements (continued)

3. New Accounting Standards


   On January 1, 1998, the Company adopted Statement of Position ("SOP") 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use, issued by the American Institute of Certified Public Accountants ("AICPA"). This statement requires that certain costs incurred in developing internal-use computer software be capitalized, and provides guidance for determining whether computer software is considered to be for internal use. The Company will amortize these costs over a period of 3 to 5 years. Previously, the Company expensed the cost of internal-use computer software as incurred. The adoption of this statement resulted in an increase to net income of $.7 million and $4.1 million for the three and nine months ended September 30, 1998, respectively.

   Financial Accounting Standard ("FAS") No. 125, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, was issued in September 1996 and provides accounting and reporting standards for transfers of financial assets and extinguishments of liabilities. FAS No. 125 was effective for 1997 financial statements, however, certain provisions relating to accounting for repurchase agreements and securities lending were not effective until January 1, 1998. The adoption of those provisions effective in 1998 did not have a material effect on the Company's financial position or results of operations.

4. Future Application of Accounting Standards

   In October 1998, the AICPA issued SOP 98-7, Deposit Accounting:

   Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk, which provides guidance on how to account for all insurance and reinsurance contracts that do not transfer insurance risk, except for long-duration life and health insurance contracts. This statement is effective for the Company's financial statements beginning January 1, 2000, with early adoption permitted. The Company is currently evaluating the impact of the adoption of this statement and the potential effect on its financial position and results of operations.

   In June 1998, the Financial Accounting Standards Board issued FAS No. 133, Accounting for Derivative Instruments and Hedging Activities. This standard requires companies to record all derivatives on the balance sheet as either assets or liabilities and measure those instruments at fair value. The manner in which companies are to record gains or losses resulting from changes in the values of those derivatives depends on the use of the derivative and whether it qualifies for hedge accounting. This standard is effective for the Company's financial statements beginning January 1, 2000, with early adoption permitted. The Company is currently evaluating the impact of the adoption of this statement and the potential effect on its financial position or results of operations.

   In December 1997, the AICPA issued SOP 97-3, Accounting by Insurance and Other Enterprises for Insurance-Related Assessments, which provides guidance for determining when an insurance or other enterprise should recognize a liability for guaranty-fund and other insurance-related assessments and guidance for measuring the liability. This statement is effective for 1999 financial statements, with early adoption permitted. The Company does not expect adoption of this statement to have a material effect on its financial position or results of operations.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

        Condensed Notes to Consolidated Financial Statements (continued)

5. Financial Instruments


   The Company engages in hedging activities to manage interest rate risk. Such hedging activities have principally consisted of using off-balance-sheet instruments such as treasury futures. (See General Account Investments of the Management's Analysis of the Results of Operations and Note 3 of the Notes to the Financial Statements in the Company's 1997 Annual Report on Form 10-K for a description of the Company's hedging activities). The notional amounts, carrying values and estimated fair values of the Company's open treasury futures as of September 30, 1998 are $786.2 million, ($6.3) million, and ($6.3) million, respectively. These open treasury futures were related to hedging the interest rate risk on the assets supporting the individual life business that was sold to Lincoln on October 1, 1998. (See Note 2 above for further discussion on the sale of the individual life business).

6. Additional Information--Accumulated Other Comprehensive Income

   Changes in accumulated other comprehensive income related to changes in unrealized gains on securities (excluding those related to experience rated contractholders) were as follows:

                                                                           Nine Months Ended
                                                                             September 30,
                                                                        -----------------------
(Millions)                                                                 1998         1997
                                                                           -----        -----
Unrealized holding gains arising during the period (1) ..............      $15.5        $81.6
Less: reclassification adjustments for amortization of net investment
 discounts and gains included in net income (2) .....................       22.3         45.4
                                                                           -----        -----
Net unrealized (loss)/gain on securities ............................      $(6.8)       $36.2
                                                                           =====        =====

   (1) Pretax unrealized holding gains arising during the period were $23.8 million and $125.5 million for 1998 and 1997, respectively.

   (2) Pretax reclassification adjustments for amortization of net investment discounts and gains included in net income were $34.3 million and $69.8 million for 1998 and 1997, respectively.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

        Condensed Notes to Consolidated Financial Statements (continued)


7. Severance and Facilities Charges

   During 1996, the Company was allocated severance and facilities reserves from Aetna to reflect actions taken or to be taken to reduce the level of corporate expenses and other costs previously absorbed by Aetna's property-casualty operations.

   Also during 1996, the Company established severance and facilities reserves in the Financial Services and Individual Life Insurance segments to reflect actions taken or to be taken in order to make its businesses more competitive.

   Activity for the nine months ended September 30, 1998 within the severance and facilities reserves (pretax, in millions) was as follows:

                                             Reserve
                                             -------
 Balance at December 31, 1997 ..........     $ 20.8
 Actions taken (1) .....................      (11.8)
                                             ------
 Balance at September 30, 1998 .........     $  9.0

   (1) Includes $7.4 million of severance-related actions and $1.6 million of corporate allocation-related actions.

   The Company's severance actions were substantially completed by September 30, 1998; and, an evaluation of any remaining reserves will take place in the fourth quarter. The corporate allocation actions were substantially completed in 1997.

8. Litigation

   The Company is involved in numerous lawsuits arising, for the most part, in the ordinary course of its business operations. While the ultimate outcome of litigation against the Company cannot be determined at this time, after consideration of the defenses available to the Company and any related reserves established, it is not expected to result in liability for amounts material to the financial condition of the Company, although it may adversely affect results of operations in future periods.

9. Dividends

   On January 30, 1998, the Company paid a $3.0 million dividend to HOLDCO. On October 5, 1998, with prior approval from the Insurance Commissioner of the State of Connecticut, the Company paid a dividend of $200 million to HOLDCO. Additional dividends by the Company through December 31, 1998 will require the approval of the Insurance Commissioner of the State of Connecticut.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                        UNDERTAKING PURSUANT TO RULE 484

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                REPRESENTATION PURSUANT TO SECTION 26(e)(2)(A) OF
                       THE INVESTMENT COMPANY ACT OF 1940

Aetna Life Insurance and Annuity Company represents that the fees and charges deducted under the policies covered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                 CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 11 TO
                           THE REGISTRATION STATEMENT

This Post-Effective Amendment No. 11 to Registration Statement No. 33-75248 is comprised of the following papers and documents:

o The facing sheet.

o One Prospectus dated May 1, 1998, as supplemented December 18, 1998, consisting of 136 pages for Corporate Variable Universal Life (Corporate
  VUL).

o The undertaking to file reports

o The undertaking pursuant to Rule 484

o Representation pursuant to Section 26(e)(2)(A) of the Investment Company Act of 1940

o The signatures

o Written consents of the following persons:

     A. Consent of Counsel (included as part of Exhibit No. 2 below)

     B. Actuarial Consent (included as part of Exhibit No. 6 below)

     C. Consent of Independent Auditors (included as Exhibit No. 7 below)

  The following Exhibits:

     1. Exhibits required by paragraph A of instructions to exhibits for Form N-8B-2:

        (1) Resolution of the Board of Directors of Aetna Life Insurance and Annuity Company establishing Variable Life Account B(1)

        (2)        Not Applicable

        (3)(i)     Specialty Broker Agreement(2)

        (3)(ii)    Life Insurance Broker-Dealer Agreements(1)

        (3)(iii) Restated and Amended Third Party Administration and Transfer Agent Agreement(3)

        (4)        Not Applicable

        (5)(i) Corporate VUL Policy (Containing information about Cash Value Accumulation Method of Death Benefit Options (70180-93US)(4)

        (5)(ii) Corporate VUL Policy (Containing Tables of percentages for the Guideline Premium Method for Death Benefit Options (70182-93US)(4)

        (5)(iii)   Term Rider (70181-94US) to Corporate VUL Policy 70182-93US(4)

        (5)(iv) Amendment Rider(70284-1998) to Corporate Variable Universal Life Policies 70180-93US and 70182-93US(2)

        (5)(v)     Corporate VUL II Policy (Cash Value Policy) (70180-1998US)(2)

        (5)(vi) Corporate VUL II Policy (Guideline Premium Policy) (70182-1998US)(2)

        (5)(vii) Term Insurance Rider (70181-1998US) to policies 70180-1998US and 70182-1998US(2)

        (6)(i) Certificate of Incorporation of Aetna Life Insurance and Annuity Company(5)

        (6)(ii) Amendment of Certificate of Incorporation of Aetna Life Insurance and Annuity Company(6)

        (6)(iii) By-Laws as amended September 17, 1997 of Aetna Life Insurance and Annuity Company(7) (7) Not Applicable

        (8)(i) Fund Participation Agreement by and among Aetna Life Insurance and Annuity Company and Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund on behalf of each of its series, Aetna Generation Portfolios, Inc. on behalf of each of its series, Aetna Variable Portfolios, Inc. on behalf of each of its series, and Aeltus Investment Management, Inc. dated as of May 1, 1998(8)

        (8)(ii) Amendment dated November 9, 1998 to Fund Participation Agreement by and among Aetna Life Insurance and Annuity Company and Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund on behalf of each of its series, Aetna Generation Portfolios, Inc. on behalf of each of its series, Aetna Variable Portfolios, Inc. on behalf of each of its series, and Aeltus Investment Management, Inc. dated as of May 1, 1998

        (8)(iii) Service Agreement between Aeltus Investment Management, Inc. and Aetna Life Insurance and Annuity Company in connection with the sale of shares of Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund on behalf of each of its series, Aetna Generation Portfolios, Inc. on behalf of each of its series, and Aetna Variable Portfolios, Inc. on behalf of each of its series dated as of May 1, 1998(8)

        (8)(iv) Amendment dated November 4, 1998 to Service Agreement between Aeltus Investment Management, Inc. and Aetna Life Insurance and Annuity Company in connection with the sale of shares of Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund on behalf of each of its series, Aetna Generation Portfolios, Inc. on behalf of each of its series, and Aetna Variable Portfolios, Inc. on behalf of each of its series dated as of May 1, 1998

        (8)(v) Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996 and March 1, 1996(6)

        (8)(vi) Fifth Amendment dated as of May 1, 1997 to the Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996 and March 1, 1996(9)

        (8)(vii) Sixth Amendment dated November 6, 1997 to the Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996, March 1, 1996 and May 1, 1997(10)

        (8)(viii) Seventh Amendment dated as of May 1, 1998 to the Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996, March 1, 1996, May 1, 1997 and November 6, 1997(8)

        (8)(ix) Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund II and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996 and March 1, 1996(6)

        (8)(x) Fifth Amendment dated as of May 1, 1997 to the Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund II and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996, and March 1, 1996(9)

        (8)(xi) Sixth Amendment dated as of January 20, 1998 to the Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund II and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996, March 1, 1996 and May 1, 1997(2)

        (8)(xii) Seventh Amendment dated as of May 1, 1998 to Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund II and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996, March 1, 1996, May 1, 1998 and January 20, 1998(9)

        (8)(xiii) Service Agreement between Aetna Life Insurance and Annuity Company and Fidelity Investment Institutional Operations Company dated November 1, 1995(11)

        (8)(xiv) Amendment dated January 1, 1997 to Service Agreement between Aetna Life Insurance and Annuity Company and Fidelity Investments Institutional Operations Company dated as of November 1, 1995(9)

        (8)(xv) Fund Participation Agreement among Janus Aspen Series and Aetna Life Insurance and Annuity Company and Janus Capital Corporation dated December 8, 1997(12)

        (8)(xvi) Amendment dated October 12, 1998 to Fund Participation Agreement among Janus Aspen Series and Aetna Life Insurance and Annuity Company and Janus Capital Corporation dated December 8, 1997

        (8)(xvii) Service Agreement between Janus Capital Corporation and Aetna Life Insurance and Annuity Company dated December 8, 1997(12)

        (8)(xviii) Fund Participation Agreement among MFS Variable Insurance
                   Trust, Aetna Life Insurance and Annuity Company and Massachusetts Financial Services Company dated April 30, 1996, and amended on September 3, 1996, March 14, 1997 and November 28, 1997(9)

        (8)(xix) Fourth Amendment dated May 1, 1998 to the Fund Participation Agreement by and among MFS Variable Insurance Trust, Aetna Life Insurance and Annuity Company and Massachusetts Financial Services Company dated April 30, 1996, and amended on September 3, 1996, March 14, 1997 and November 28, 1997(13)

        (8)(xx) Fund Participation Agreement dated March 11, 1997 between Aetna Life Insurance and Annuity Company and Oppenheimer Variable Annuity Account Funds and Oppenheimer Funds, Inc.(14)

        (8)(xxi) Service Agreement effective as of March 11, 1997 between Oppenheimer Funds, Inc. and Aetna Life Insurance and Annuity Company(15)

        (9)        Not Applicable

        (10)(i)    Application (70158-93)(2)

        (10)(ii)   Application (70159-93)(2)

        (10)(iii)  Application Supplement (70276-97(3/98))(2)

        (10)(iv)   Application Supplement (70277-97(3/98))(2)

        (10)(v)    Application Supplement (70183-93)(2)

        (10)(vi)   Premium Allocation Supplement (APP Funds)(2)

         2. Opinion and Consent of Counsel

         3. Not Applicable

         4. Not Applicable

         5. Not Applicable

         6. Actuarial Opinion and Consent(15)

         7. Consent of Independent Auditors

         8. Copy of Power of Attorney(16)

1. Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form S-6 (File No. 33-76004), as filed electronically on February 16, 1996 (Accession No. 0000912057-96-002723).

2. Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement on Form S-6 (File No. 33-75248), as filed electronically on February 24, 1998 Accession No. 0000950146-98-000267).

3. Incorporated byreference to Post-Effective Amendment No. 6 to Registration Statement on Form S-6 (File No. 33-75248), as filed electronically on November 26, 1997 (Accession No. 0000950146-97-001792).


4. Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement on Form S-6 (File No. 33-75248), as filed electronically on April 22, 1997 (Accession No. 0000950146-97-000629).

5. Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form S-1 (File No. 33-60477), as filed electronically on April 15, 1996 (Accession No. 0000950146-96-000534).

6. Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement on Form N-4 (File No. 33-75964), as filed electronically on February 11, 1997 (Accession No. 0000950146-97-000159).

7. Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement on Form N-4 (File No. 33-91846), as filed electronically on October 30, 1997 (Accession No. 0000950146-97-001589).

8. Incorporated by reference to Registration Statement on Form N-4 (File No. 333-56297), as filed electronically on June 8, 1998 (Accession No. 0000950146-98-000983)

9. Incorporated by reference to Post-Effective Amendment No. 30 to Registration Statement on Form N-4 (File No. 33-34370), as filed electronically on September 29, 1997 (Accession No. 0000950146-97-001485).

10. Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-4 (File No. 33-75964), as filed electronically on February 9, 1998 (Accession No. 0000950146-98-000179).

11. Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-4 (File No. 33-88720), as filed electronically on June 28, 1996 (Accession No. 0000928389-96-000136).

12. Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form N-4 (File No. 33-75992), as filed electronically on December 31, 1997 (Accession No. 0000950146-97-001982).

13. Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-4 (File No. 333-56297), as filed electronically on August 4, 1998 (Accession No. 0000950146-98-001283).

14. Incorporated by reference to Post-Effective Amendment No. 27 to Registration Statement on Form N-4 (File No. 33-34370), as filed electronically on April 16, 1997 (Accession No. 0000950146-97-000617).

15. Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement on Form S-6 (File No. 33-75248), as filed electronically on September 30, 1998 (Accession No. 0000950146-98-001670).

16. Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-4 (File No. 333-56297), as filed electronically on August 4, 1998 (Accession No. 0000950146-98-001283). In addition, a certified copy of the resolution adopted by the Depositor's Board of Directors authorizing filings pursuant to a power of attorney as required by Rule 478 under the Securities Act of 1933 is incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-4 (File No. 33-75986), as filed electronically on April 12, 1996 (Accession No. 0000912057-96-006383).

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Variable Life Account B of Aetna Life Insurance and Annuity Company, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to its Registration Statement on Form S-6 (File No. 33-75248) and has duly caused this Post-Effective Amendment No. 11 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and the seal of the Depositor to be hereunto affixed and attested, all in the City of Hartford, and State of Connecticut, on this 16th day of December, 1998.

                                                      VARIABLE LIFE ACCOUNT B OF
                                                      AETNA LIFE INSURANCE AND
                                                      ANNUITY COMPANY
                                                         (Registrant)

(SEAL)

ATTEST:  /s/ Rose-Marie Derensis
         --------------------
             Rose-Marie Derensis
             Assistant Corporate Secretary

                                             By:    AETNA LIFE INSURANCE AND
                                                    ANNUITY COMPANY
                                                       Depositor)

                                             By:     Thomas J. McInerney*
                                                    ------------------------
                                                     Thomas J. McInerney
                                                     Principal Executive Officer


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 11 to the Registration Statement has been signed below by the following persons in the capacities indicated and on the dates indicated.

Signature                     Title                                       Date

Thomas J. McInerney*          Director and President              )
------------------------                                          )
Thomas J. McInerney           (Principal Executive Officer)       )
                                                                  )
                                                                  )   December
Catherine H. Smith*           Director and Chief Financial        )   16th, 1998
------------------------      Officer                             )
Catherine H. Smith                                                )

Signature                     Title                                       Date

Shaun P. Mathews*             Director                            )
------------------------                                          )
Shaun P. Mathews                                                  )
                                                                  )   December
                                                                  )   16th, 1998
Deborah Koltenuk*             Vice President, Treasurer           )
------------------------      and Corporate Controller            )
Deborah Koltenuk                                                  )

By:  /s/ Julie E. Rockmore
     -----------------------
         Julie E. Rockmore
         *Attorney-in-Fact

                             VARIABLE LIFE ACCOUNT B
                                  Exhibit Index


Exhibit No.          Exhibit                                                                                 Page

99-1.1               Resolution of the Board of Directors of Aetna Life Insurance and Annuity Company            *
                     establishing Variable Life Account B

99-1.3(i)            Specialty Broker Agreement                                                                  *

99-1.3(ii)           Life Insurance Broker-Dealer Agreements                                                     *

99-1.3(iii)          Restated and Amended Third Party Administration and Transfer Agent Agreement                *

99-1.5(i)            Corporate VUL Policy (Containing information about Cash Value Accumulation Method of        *
                     Death Benefit Options) (70180-93US)

99-1.5(ii)           Corporate VUL Policy (Containing Tables of percentages for the Guideline Premium            *
                     Method for Death Benefit Options) (70182-93US)

99-1.5(iii)          Term Rider (70181-94US) to Corporate VUL Policy 70182-93US                                  *

99-1.5(iv)           Amendment Rider (70284-1998) to Corporate Variable Universal Life Policies 70180-93US       *
                     and 70182-93US

99-1.5(v)            Corporate VUL II Policy (Cash Value Policy) (70180-1998US)                                  *

99-1.5(vi)           Corporate VUL II Policy (Guideline Premium Policy) (70182-1998US)                           *

99-1.5(vii)          Term Insurance Rider (70181-1998US) to policies 70180-1998US and 70182-1998US               *

99-1.6(i)            Certificate of Incorporation of Aetna Life Insurance and Annuity Company                    *

99-1.6(ii)           Amendment of the Certificate of Incorporation of Aetna Life Insurance and Annuity           *
                     Company

99-1.6(iii)          By-Laws as amended September 17, 1997 of Aetna Life Insurance and Annuity Company           *

*Incorporated by reference

Exhibit No.          Exhibit                                                                                 Page

99-1.8(i)            Fund Participation Agreement by and among Aetna Life Insurance and Annuity Company          *
                     and Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna
                     Balanced VP, Inc., Aetna GET Fund on behalf of each of its series, Aetna Generation
                     Portfolios, Inc. on behalf of each of its series, Aetna Variable Portfolios, Inc. on behalf of each of its series, and Aeltus Investment Management, Inc. dated as of May
                     1, 1998

99-1.8(ii)           Amendment dated November 9, 1998 to Fund Participation Agreement by and among Aetna
                     Life Insurance and Annuity Company and Aetna Variable Fund, Aetna Variable Encore
                     Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund on behalf of each of its series, Aetna Generation Portfolios, Inc. on behalf of each of its series,
                     Aetna Variable Portfolios, Inc. on behalf of each of its series, and Aeltus
                     Investment Management, Inc. dated as of May 1, 1998                                      ________

99-1.8(iii)          Service Agreement between Aeltus Investment Management, Inc. and Aetna Life Insurance       *
                     and Annuity Company in connection with the sale of shares of Aetna Variable Fund,
                     Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET
                     Fund on behalf of each of its series, Aetna Generation Portfolios, Inc. on behalf of each of its series, and Aetna Variable Portfolios, Inc. on behalf of each of its series dated as of May 1, 1998

99-1.8(iv)           Amendment dated November 4, 1998 to Service Agreement between Aeltus Investment
                     Management, Inc. and Aetna Life Insurance and Annuity Company in connection with the sale of shares of Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income
                     Shares, Aetna Balanced VP, Inc., Aetna GET Fund on behalf of each of its series, Aetna
                     Generation Portfolios, Inc. on behalf of each of its series, and Aetna Variable
                     Portfolios, Inc. on behalf of each of its series dated as of May 1, 1998                 ________

99-1.8(v)            Fund Participation Agreement between Aetna Life Insurance and Annuity Company,              *
                     Variable Insurance Products Fund and Fidelity Distributors Corporation dated
                     February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995,
                     January 1, 1996 and March 1, 1996

*Incorporated by reference

Exhibit No.          Exhibit                                                                                 Page

99-1.8(vi)           Fifth Amendment dated as of May 1, 1997 to the Fund Participation Agreement between         *
                     Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund and
                     Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15,
                     1994, February 1, 1995, May 1, 1995, January 1, 1996 and March 1, 1996

99-1.8(vii)          Sixth Amendment dated November 6, 1997 to the Fund Participation Agreement between          *
                     Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund and
                     Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15,
                     1994, February 1, 1995, May 1, 1995, January 1, 1996, March 1, 1996 and May 1, 1997

99-1.8(viii)         Seventh Amendment dated as of May 1, 1998 to the Fund Participation Agreement between       *
                     Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund and
                     Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15,
                     1994, February 1, 1995, May 1, 1995, January 1, 1996, March 1, 1996, May 1, 1997 and
                     November 6, 1997

99-1.8(ix)           Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable     *
                     Insurance Products Fund II and Fidelity Distributors Corporation dated February 1,
                     1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996
                     and March 1, 1996

99-1.8(x)            Fifth Amendment dated as of May 1, 1997 to the Fund Participation Agreement between         *
                     Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund II and
                     Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15,
                     1994, February 1, 1995, May 1, 1995, January 1, 1996, and March 1, 1996

99-1.8(xi)           Sixth Amendment dated as of January 20, 1998 to the Fund Participation Agreement            *
                     between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund II
                     and Fidelity Distributors Corporation dated February 1, 1994 and amended on December
                     15, 1994, February 1, 1995, May 1, 1995, January 1, 1996, March 1, 1996 and May 1,
                     1997

*Incorporated by reference

Exhibit No.          Exhibit                                                                                 Page

99-1.8(xii)          Seventh Amendment dated as of May 1, 1998 to Fund Participation Agreement between           *
                     Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund II and
                     Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15,
                     1994, February 1, 1995, May 1, 1995, January 1, 1996, March 1, 1996, May 1, 1998 and
                     January 20, 1998

99-1.8(xiii)         Service Agreement between Aetna Life Insurance and Annuity Company and Fidelity             *
                     Investment Institutional Operations Company dated November 1, 1995

99-1.8(xiv)          Amendment dated January 1, 1997 to Service Agreement between Aetna Life Insurance and       *
                     Annuity Company and Fidelity Investments Institutional Operations Company dated as of
                     November 1, 1995

99-1.8(xv)           Fund Participation Agreement among Janus Aspen Series and Aetna Life Insurance and          *
                     Annuity Company and Janus Capital Corporation dated December 8, 1997

99-1.8(xvi)          Amendment dated October 12, 1998 to Fund Participation Agreement among Janus Aspen
                     Series and Aetna Life Insurance and Annuity Company and Janus Capital Corporation
                     dated December 8, 1997                                                                   ________

99-1.8(xvii)         Service Agreement between Janus Capital Corporation and Aetna Life Insurance and            *
                    Annuity Company dated December 8, 1997

99-1.8(xviii)        Fund Participation Agreement among MFS Variable Insurance Trust, Aetna Life                 *
                     Insurance and Annuity Company and Massachusetts Financial Services Company dated
                     April 30, 1996, and amended on September 3, 1996, March 14, 1997 and November 28,
                     1997

99-1.8(xix)          Fourth Amendment dated May 1, 1998 to the Fund Participation Agreement by and among         *
                     MFS Variable Insurance Trust, Aetna Life Insurance and Annuity Company and
                     Massachusetts Financial Services Company dated April 30, 1996, and amended on
                     September 3, 1996, March 14, 1997 and November 28, 1997

99-1.8(xx)           Fund Participation Agreement dated March 11, 1997 between Aetna Life Insurance and          *
                     Annuity Company and Oppenheimer Variable Annuity Account Funds and Oppenheimer Funds,
                     Inc.

*Incorporated by reference

Exhibit No.          Exhibit                                                                                 Page

99-1.8(xxi)         Service Agreement effective as of March 11, 1997 between Oppenheimer Funds, Inc. and         *
                    Aetna Life Insurance and Annuity Company

99-1.10(i)          Application (70158-93)                                                                       *

99-1.10(ii)         Application (70159-93)                                                                       *

99-1.10(iii)        Application Supplement (70276-97(3/98))                                                      *

99-1.10(iv)         Application Supplement (70277-97(3/98))                                                      *

99-1.10(v)          Application Supplement (70183-93)                                                            *

99-1.10(vi)         Premium Allocation Supplement (APP Funds)                                                    *

99-2                Opinion and Consent of Counsel                                                            ________

99-6                Actuarial Opinion and Consent                                                                *

99-7                Consent of Independent Auditors                                                           ________

99-8                Copy of Power of Attorney                                                                    *

*Incorporated by reference